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[LOGO]

DISCIPLINE, CONSISTENCY, PATIENCE(R)

[GRAPHIC]

                                                          SEMI-ANNUAL REPORT
                                                           DECEMBER 31, 2001

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LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS:

For a host of reasons, most stock market investors are happy to see 2001 behind us. Weakening economic conditions, the continued unwinding of the dot-com bubble, unprecedented terrorist actions on U.S. soil and overseas military action combined to unsettle the equity markets throughout the past six months.

While the spotlight dimmed on equities in 2001, the story was much brighter for the bond markets. After disappearing from investors' radar screens during the technology-fueled bull market of the later 1990s, fixed-income investments definitely came to the forefront during the past year.

During the six-month period, the Federal Reserve lowered interest rates five times, bringing the federal funds rate down from 3.75% in July to 1.75% as of Dec. 31. While some investors sought to gain from these falling interest rates, others were simply seeking shelter from plunging stock prices. Through November of 2001, the mass flight to fixed income captured $72 billion of new industry-wide bond fund sales. (Source: FRC MONITOR, December 2001)

Although 2002 is unlikely to be as robust a year for bonds as 2001, investors would do well to remember the hard learned lesson that asset allocation still matters regardless of the prevailing economic state. This reminder rings especially true as the stock market begins its recovery to produce positive returns.

Despite a lackluster six months for stocks, First Funds Growth & Income Portfolio continued to receive accolades in the media for its relative performance and risk. In the December edition of BLOOMBERG PERSONAL FINANCE, First Funds Growth & Income Portfolio Class II was a featured fund.

Growth & Income Portfolio Managers Edward Goldstein and David Thompson were also profiled in the NEW YORK TIMES (Sept. 9, 2001). The article discussed the duo's approach to stock selection and the intense process each security goes through before it is purchased for the portfolio.

In addition to national coverage, the First Funds' name received ink in many Tennessee publications as well. During the past six months, Intermediate Bond and Tennessee Tax-Free Portfolio Manager Ralph Herbert was quoted in MEMPHIS DAILY, TRI CITIES BUSINESS JOURNAL and a variety of other regional publications.

In other news, during the fourth quarter of 2001, First Funds had two portfolios selected as "Lipper Leaders." This is a designation attained by mutual funds that have excelled in certain ways, such as preserving capital or building wealth through consistent strong returns, compared to similar funds.(1)

                                        i
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[CONSISTENT RETURN LOGO]

[PRESERVATION LOGO]

AS OF DEC. 31, 2001, THE PORTFOLIOS SELECTED AS LIPPER LEADERS INCLUDED:

GROWTH & INCOME PORTFOLIO CLASS I, II AND III
Chosen as Lipper Leaders out of 504 funds for consistent return and 5,449 funds for preservation in the large-cap core equity funds category for the three-year period ended Dec. 31, 2001.

INTERMEDIATE BOND PORTFOLIO CLASS I AND II
Chosen as Lipper Leaders out of 75 funds for consistent return and 3,525 for preservation in the short-intermediate investment-grade debt funds category for the three-year period ended Dec. 31, 2001.

For additional information on performance rankings for First Funds, please visit our web site at www.firstfunds.com. Here you will find the most current Morningstar Ratings(TM) on our fund family as well as other useful information. Most recently, we added facts on the new tax law changes effective this year, investing basics, differences between IRAs, and the importance of investing, especially for women.
As we move forward into the new year, I want to thank you for choosing First Funds as a partner in the pursuit of your financial goals. After reading the information contained in this semi-annual report, if you have additional literature requests or need more information on First Funds, please do not hesitate to call us at (800) 442-1941.

Sincerely,

/s/ Richard Rantzow

Richard C. Rantzow
Chairman, Board of Trustees

FIRST FUNDS

   - Are NOT insured by the FDIC or any other governmental agency.

   - Are NOT bank deposits or other obligations of or guaranteed by First Tennessee Bank National Association or any of its affiliates.

   - Involve investment risks, including the possible loss of the principal amount invested.

   - Although the Money Market Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolios.

(1) For nearly 30 years, Lipper, a Reuters company, has been a leading provider of reliable fund intelligence. Lipper Leader is a new recognition developed for evaluating mutual funds based on 36 months of performance data. A Lipper Leader for consistent return is a fund that has provided superior consistency and risk-adjusted returns when compared to a group of similar funds. A Lipper Leader for preservation is a fund that has demonstrated a superior ability to preserve capital in a variety of markets when compared within its asset class. Lipper Leader designations are subject to change on a monthly basis.

                                       ii
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FIRST FUNDS GROWTH & INCOME PORTFOLIO

[PHOTO OF EDWARD GOLDSTEIN AND DAVID THOMPSON, CFA]

GROWTH & INCOME PORTFOLIO MANAGERS
EDWARD GOLDSTEIN AND DAVID THOMPSON, CFA

Mr. Goldstein is executive vice president of Memphis, Tennessee-based Highland Capital Management Corp., sub-adviser to the Portfolio. After graduating from Boston University in 1971, he went on to receive his MBA from Columbia University in 1976. Joining Goldman, Sachs & Company in New York in 1976, he became a vice president in the international department with responsibility for Japan, the Middle East and Latin America. Mr. Goldstein joined Highland Capital in 1989, and has been a portfolio manager for the Portfolio since 1994.

Mr. Thompson is senior vice president with Highland Capital Management Corp. and is a Chartered Financial Analyst. After graduating from the University of Mississippi in 1981, he worked as an analyst for Gulf Oil for three years, then went on to receive his MBA from the University of North Carolina in 1986. With nine years of experience managing both individual and institutional investment portfolios at major regional banks, Mr. Thompson joined Highland Capital's equity team in 1995.

SIX MONTHS IN REVIEW

MARKET REVIEW

The second half of 2001 was marked by extreme volatility in the equity markets. The market was already reflecting weakness due to a slowing economy prior to September 11. The tragic events of that day only exacerbated the decline, thrusting the U.S. economy into its worst recession since 1990-91. What had been a stream of negative earnings pre-announcements from companies soon became a torrential flood as all aspects of our economy suffered from the September 11 disaster. In addition, the unemployment rate, which had been well below 5%, climbed upward and ended the period at 5.8%. As unemployment increased, consumer confidence fell. With the consumer representing approximately two-thirds of the U.S. economy, the last underpinning of our financial system was deflated. All major market indices hit three-year lows on September 21. For the third quarter of 2001, the S&P 500 fell 14.7%.

The fourth quarter of 2001 provided some welcome relief for investors after a difficult third quarter. The U.S. economy and financial markets proved to be extremely resilient following the tragic events of September. The continued easing by the Federal Reserve (the Fed), coupled with the prospects for an economic stimulus plan, helped investors gain confidence that the markets and the economy would rebound.

[CHART OF COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS I) AND THE S&P 500.]

                   GROWTH & INCOME PORTFOLIO (CLASS I)                           S&P 500
       8/2/1993                               $750,000                          $750,000
                                              $780,000                          $774,750
                                              $776,256                          $768,784
                                              $783,786                          $784,698
                                              $783,786                          $777,244
                                              $804,164                          $786,648
                                              $839,789                          $813,394
                                              $824,588                          $791,351
                                              $797,130                          $756,848
                                              $810,123                          $766,536
                                              $823,085                          $779,107
      6/30/1994                               $805,553                          $760,019
                                              $830,042                          $784,948
                                              $872,208                          $817,131
                                              $854,589                          $797,111
                                              $867,408                          $815,046
                                              $835,314                          $785,378
                                              $846,591                          $797,002
                                              $872,497                          $817,644
                                              $896,839                          $849,532
                                              $922,040                          $874,594
                                              $945,645                          $900,394
                                              $974,203                          $936,410
      6/30/1995                             $1,000,410                          $958,134
                                            $1,036,420                          $989,945
                                            $1,036,420                          $992,419
                                            $1,052,070                        $1,034,300
                                            $1,033,980                        $1,030,580
                                            $1,080,090                        $1,075,820
                                            $1,096,400                        $1,096,580
                                            $1,140,810                        $1,133,860
                                            $1,158,260                        $1,144,410
                                            $1,190,580                        $1,155,400
                                            $1,202,840                        $1,172,380
                                            $1,237,720                        $1,202,630
      6/30/1996                             $1,235,990                        $1,207,200
                                            $1,187,910                        $1,153,840
                                            $1,216,780                        $1,178,190
                                            $1,272,990                        $1,244,520
                                            $1,307,230                        $1,278,870
                                            $1,400,440                        $1,375,550
                                            $1,380,690                        $1,348,310
                                            $1,467,260                        $1,432,580
                                            $1,454,200                        $1,443,760
                                            $1,424,390                        $1,384,420
                                            $1,467,270                        $1,467,070
                                            $1,555,890                        $1,556,410
      6/30/1997                             $1,592,300                        $1,626,140
                                            $1,728,760                        $1,755,580
                                            $1,669,810                        $1,657,270
                                            $1,786,030                        $1,748,090
                                            $1,742,800                        $1,689,700
                                            $1,834,820                        $1,767,930
                                            $1,879,780                        $1,798,340
                                            $1,895,380                        $1,818,300
                                            $2,007,590                        $1,949,400
                                            $2,117,000                        $2,049,210
                                            $2,114,040                        $2,069,910
                                            $2,053,360                        $2,034,310
      6/30/1998                             $2,110,240                        $2,116,900
                                            $2,069,090                        $2,094,250
                                            $1,783,970                        $1,791,420
                                            $1,913,310                        $1,906,250
                                            $2,065,230                        $2,061,230
                                            $2,179,020                        $2,186,140
                                            $2,307,580                        $2,312,060
                                            $2,384,190                        $2,409,400
                                            $2,385,150                        $2,334,230
                                            $2,465,770                        $2,427,600
                                            $2,536,530                        $2,521,540
                                            $2,522,330                        $2,462,040
      6/30/1999                             $2,652,480                        $2,598,680
                                            $2,612,960                        $2,517,600
                                            $2,557,300                        $2,505,010
                                            $2,552,440                        $2,436,370
                                            $2,770,170                        $2,590,600
                                            $2,765,180                        $2,643,180
                                            $2,823,250                        $2,798,870
                                            $2,748,570                        $2,658,370
                                            $2,659,170                        $2,608,120
                                            $2,905,850                        $2,863,200
                                            $2,835,670                        $2,777,020
                                            $2,894,530                        $2,720,090
      6/30/2000                             $2,868,500                        $2,787,270
                                            $2,854,910                        $2,743,790
                                            $3,012,320                        $2,914,180
                                            $3,012,310                        $2,760,310
                                            $3,143,730                        $2,748,720
                                            $3,031,570                        $2,532,120
                                            $3,124,150                        $2,544,530
                                            $3,109,830                        $2,634,860
                                            $2,961,500                        $2,394,560
                                            $2,784,550                        $2,242,980
                                            $2,905,620                        $2,417,260
                                            $2,936,860                        $2,433,460
      6/30/2001                             $2,848,320                        $2,374,320
                                            $2,822,270                        $2,351,060
                                            $2,675,100                        $2,203,880
                                            $2,518,890                        $2,026,030
                                            $2,554,110                        $2,064,720
                                            $2,725,000                        $2,223,090
     12/31/2001                             $2,739,515                        $2,242,652


Please note: Class I inception is August 2, 1993. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* The graph and the performance table on the next page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PORTFOLIO UPDATE

During this six-month period, the Portfolio continued to be over-weighted in the financial and healthcare sectors. Financial stocks did not perform as well as we had anticipated given the aggressive easing by the Fed. As the economy slowed, overriding concerns of weakening credit quality problems tended to overshadow the impact of lower rates. When the economy begins to rebound in 2002, we expect improved performance from the financial sector as credit fears abate and loan growth accelerates. Our insurance holdings should also benefit from an improving premium environment and strong balance sheets.

Major pharmaceutical companies dominate the healthcare sector of our Portfolio. Pharmaceuticals did not perform well due to a number of companies that experienced major product patent expirations, and some slowing in new drug pipelines. The group also tends to lag the market in the early stages of a recovery as some investors flock to more cyclical areas that are more highly leveraged to a turn in the economy. We believe, however, there are greater risks to the earnings of cyclical companies, and that investors in the future will return to companies that have historically delievered consistent earnings (e.g. pharmaceuticals). The Portfolio is currently under-weighted in the information technology sector because we believe the valuations of stocks in this group are expensive relative to the underlying fundamentals of the companies.

CURRENT STRATEGY AND OUTLOOK

The market downturn of 2000-01 are the first consecutive years of decline in the market since the bear market of 1973-74. However, with ample easing provided by the Fed, low energy prices, and the prospects of an economic stimulus plan, we expect economic growth to resume in 2002. While some forecasters project a quick, sharp recovery, we expect things to improve at a more gradual pace. The key challenge facing the market in 2002 will be the ability of companies to grow earnings. On average, corporate earnings declined by approximately 17% in 2001.

Stock selection, though always important, is especially critical in a slower growth environment. We will continue to pay close attention to the fundamentals of the companies we own because we realize that earnings are the ultimate drivers of stock prices.

[CHART OF INVESTMENT PROFILE AS OF DECEMBER 31, 2001]

Money Market Mutual Fund                      5.5%
Telecommunications                            6.5%
Consumer Staples                              8.0%
Information Technology                       11.5%
Consumer Discretionary                       12.8%
Healthcare                                   19.6%
Financials                                   27.6%
Utilities                                     4.2%
Industrials                                   4.3%

               Cumulative           Average Annual
             Total Return*          Total Return*
                 SINCE                              SINCE
               INCEPTION    1 YEAR      5 YEAR    INCEPTION
CLASS I         265.27%    (12.31)%     14.68%     16.63%
CLASS II        238.59%    (17.55)%     13.03%     15.59%
CLASS III       234.32%    (14.03)%     13.50%     15.41%
CLASS IV        233.74%    (17.52)%     13.22%     15.39%
S&P 500         199.02%    (11.86)%     10.71%     13.89%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Total Returns are for the period ended 12/31/2001 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Portfolio inception date is 8/2/1993. On 12/9/1993, the Portfolio commenced sales of Class III shares, which include a .75% distribution fee and a .25% shareholders services fee. Performance information prior to 12/9/1993 for Class III shares is based on the performance of Class I shares and does not reflect the effects of these fees, which, if included, would lower Class III performance. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first year after purchase. Without this load, the figures quoted would have been (13.16)% for 1 Year. The Portfolio commenced sales of Class II shares on 12/20/1995, which include a .25% shareholder services fee. Class II performance shown is based on a maximum 5.75% initial sales charge. Performance information for Class II shares prior to their inception date is based on the performance of Class I shares and does not reflect the effects of these fees which, if included, would lower Class II performance. The Portfolio commenced sales of Class IV shares on 8/3/1999. These shares include a 1.00% distribution fee. Performance information for Class IV shares prior to their inception reflect applicable Class III and Class I performance data. Class IV performance shown is net of CDSC. Class IV shares of the Portfolio are subject to a 5.00% CDSC which declines to 0.00% for shares held up to six years.

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FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO

[GRAPHIC]

CAPITAL APPRECIATION PORTFOLIO MANAGERS

GERALD S. FREY is managing director/chief investment officer, growth equities of Delaware Management Company. Mr. Frey has 21 years of experience in the money management business and holds a bachelor's degree in economics from Bloomsberg University and attended Wilkes College and New York University.

MARSHALL T. BASSETT is vice president/portfolio manager of Delaware Management Company and joined the company in 1997. Mr. Bassett received his bachelor's degree and MBA from Duke University.

JOHN A. HEFFERN is vice president/portfolio manager of Delaware Management Company and joined the company in 1997. Mr. Heffern holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill.

SIX MONTHS IN REVIEW

MARKET REVIEW

Equity markets were down for the six months ended December 31, 2001, as companies continued to post warnings about reduced future growth expectations, and concerns heightened that the September 11 attacks would drive the country into a severe recession. Declines were universal as growth, value, large-capitalization, and small-capitalization indices were all down. The period ended favorably, however, as indicators suggested that increased liquidity might be successful in stabilizing the current slowdown, driving stocks higher during the fourth quarter.

[CHART OF COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS I) AND THE RUSSELL 2000 GROWTH INDEX]

                 CAPITAL APPRECIATION PORTFOLIO (CLASS I)             RUSSELL 2000 GROWTH INDEX
                                                 $750,000                              $750,000
       9/2/1997                                  $788,250                              $809,850
                                                 $728,974                              $761,259
                                                 $720,007                              $743,141
                                                 $742,543                              $743,587
                                                 $745,514                              $733,697
                                                 $816,785                              $798,483
                                                 $861,790                              $832,019
                                                 $863,255                              $837,094
                                                 $808,524                              $776,238
      6/30/1998                                  $805,533                              $784,155
                                                 $750,032                              $718,678
                                                 $597,025                              $552,807
                                                 $611,294                              $608,862
                                                 $657,813                              $640,645
                                                 $694,585                              $690,359
                                                 $754,389                              $752,836
                                                 $728,212                              $786,714
                                                 $670,537                              $714,729
                                                 $691,324                              $740,174
                                                 $722,088                              $805,531
                                                 $750,538                              $806,820
      6/30/1999                                  $789,791                              $849,339
                                                 $772,100                              $823,095
                                                 $748,242                              $792,311
                                                 $745,923                              $807,603
                                                 $762,855                              $828,277
                                                 $831,283                              $915,826
                                                 $964,288                            $1,077,290
                                                 $947,371                            $1,067,270
                                               $1,184,210                            $1,315,620
                                               $1,224,200                            $1,177,350
                                               $1,116,540                            $1,058,440
                                               $1,008,890                              $965,718
      6/30/2000                                $1,112,700                            $1,090,490
                                               $1,114,240                              $997,033
                                               $1,189,600                            $1,101,920
                                               $1,181,140                            $1,047,160
                                               $1,122,700                              $962,127
                                                 $971,978                              $787,405
                                               $1,059,560                              $835,594
                                               $1,055,590                              $903,193
                                                 $925,503                              $779,365
                                                 $831,165                              $708,521
                                                 $897,698                              $795,244
                                                 $963,238                              $813,694
      6/30/2001                                  $991,043                              $836,884
                                                 $879,824                              $765,498
                                                 $832,158                              $717,654
                                                 $723,918                              $601,825
                                                 $794,423                              $659,720
                                                 $842,089                              $714,807
     12/31/2001                                  $921,531                              $759,340

Please note: Class I inception is September 2, 1997. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* The graph and the performance table on the net page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PORTFOLIO UPDATE

The Portfolio was down as well for the period, with a decline that was similar to most growth-oriented indices. Technology stocks were the worst performers during the period, in particular communications-oriented issues. TranSwitch Corp. dropped almost 60% during the period as communications-related technology spending declined amid the financial difficulties of numerous providers. We still felt the company would be able to survive in the current environment and prosper when economic conditions improved. For these reasons, we held onto the stock during the downturn, and have been pleased that it has rebounded strongly during the fourth quarter rally.

In addition, energy-related stocks were also down significantly during the period due to the decline in oil prices. Active Power declined more than 70% during the period and we have sold the stock based on an unclear outlook for the industry.

Despite the overall weakness in the market, there were still many stocks in the Portfolio that managed to post solid returns during the period. O2Micro, a provider of circuits for electronic devices, was the best performing stock during the period based on anticipated future benefits arising from the company's patented technology. During this period, this stock averaged a 68% gain. However, we have since sold half of the Portfolio's position in O2Micro International because semi-conductor shares experienced a large run-up recently, and it is uncertain if future business conditions will support the current valuations.

CURRENT STRATEGY AND OUTLOOK

Looking forward, we believe the recent economic decline is near an end, and that business activity will once again increase in the coming year. We are concerned, however, that the market's strong performance during the fourth quarter may have already taken into account this economic rebound. Therefore, we feel that the universal gains of the most recent quarter may not be repeated, but instead only the best stocks may experience strong returns. We believe our core strategy of selecting companies that are recognized leaders with strong earnings outlooks will benefit from this investment environment.

[CHART OF INVESTMENT PROFILE AS OF DECEMBER 31, 2001]

Consumer Non-cyclicals                        2.5%
Energy                                        2.8%
U.S. Gov't & Agency Obligations               6.7%
Services                                     13.8%
Financials                                   14.5%
Consumer Cyclicals                           15.8%
Healthcare                                   21.2%
Technology                                   21.3%
Transportation                                1.4%

               Cumulative       Average Annual
             Total Return*      Total Return*

                 SINCE                   SINCE
               INCEPTION    1 YEAR     INCEPTION

CLASS I          22.86%    (13.03)%      4.87%
CLASS II          8.49%    (18.24)%      1.94%
CLASS III        11.16%    (14.86)%      2.52%
CLASS IV          9.37%    (18.35)%      2.13%
RUSSELL 2000      1.25%     (9.13)%      0.29%
GROWTH INDEX

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Total Returns are for the period ended 12/31/2001 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Class I inception date is 9/2/1997. The Portfolio commenced sales of Class II shares on 10/2/1997. These shares include a .25% shareholder services fee. Class II performance shown is based on a maximum 5.75% initial sales charge. On 10/2/1997, the portfolio commenced sales of Class III shares, which include a .75% distribution fee and a .25% shareholders services fee. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first year after purchase. Without this load, the figures quoted would have been (14.00)% for 1 Year. The Portfolio commenced sales of Class IV shares on 8/3/1999. These shares include a 1.00% distribution fee. Class IV shares of Capital Appreciation prior to their inception reflect applicable Class III performance data. Class IV performance shown is net of CDSC. Class IV shares of the Portfolio are subject to a 5.00% CDSC which declines to 0.00% for shares held up to six years.

FIRST FUNDS BOND PORTFOLIO

[PHOTO OF JAMES TURNER AND STEVEN WISHNIA]

BOND PORTFOLIO MANAGERS
JAMES TURNER AND STEVEN WISHNIA

Mr. Turner is senior vice president with Highland Capital Management Corp., the sub-adviser to the Portfolio. A 1959 graduate of the U.S. Military Academy, he received a master's of science degree from Stanford University in 1964. Mr. Turner was a vice president in the Trust Investment Department of FirsTier Bank, N.A. in Omaha, Neb., from 1979 through 1986. In 1986 he joined First Tennessee Investment Management, and was part of that group's merger with Highland Capital in 1994. He has managed/co-managed the Portfolio since 1993.

Mr. Wishnia is president of Highland Capital Management Corp. A 1972 graduate of Pace University, Mr. Wishnia was treasurer of S.G. Securities, a closed-end fund in Boston, Mass., from 1973 to 1975, prior to joining Highland Investment Corporation, the predecessor firm to Highland Capital. Mr. Wishnia was a co-founder of Highland Capital in 1987; he has co-managed the Portfolio since 1994.

SIX MONTHS IN REVIEW

MARKET REVIEW

The second half of 2001 saw a noticeable rally in the bond market. While yields declined and prices rose across the entire maturity spectrum, shorter dated bond yields fell farther and faster. For instance, rates on two-, five-, 10- and 30-year Treasuries fell 1.14%, 0.52%, 0.27%, and 0.22%, respectfully. The positive returns were most pronounced in the third quarter of the year where approximately 98% of the performance was attained.

The above-average returns for bonds were due primarily to declining economic conditions. The Gross Domestic Output, a measurement of our economic output, decelerated every quarter in 2001. The first two quarters of the year were positive, yet the third quarter came in at a -1.3% growth. While businesses were busily trimming work forces and cutting back purchases of plant equipment and inventory, our nation experienced the September attacks. The events of this day virtually paralyzed our country for several weeks. In the aftermath, businesses accelerated plans to downsize further because they feared their sales and earnings would be negatively impacted. By the end of December, the U.S. unemployment rate had risen to 5.8%, up from 5% at the beginning of the quarter.

Inflation remained mild throughout the second half of the year. The Federal Reserve Bank (the Fed) eased the federal funds rate five times during this period for a cumulative decrease of 2%. This easing had a greater effect on shorter maturity bonds than longer dated bonds. By the end of the year, the market started to anticipate that the combination

[CHART OF COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX.]

                    BOND PORTFOLIO (CLASS I)     LEHMAN BROTHERS GOV'T/CREDIT INDEX
       8/2/1993                     $750,000                               $750,000
                                    $766,530                               $767,250
                                    $769,826                               $769,935
                                    $773,059                               $773,092
                                    $764,710                               $764,356
                                    $768,534                               $767,719
                                    $779,370                               $779,235
                                    $763,783                               $762,248
                                    $749,195                               $743,573
                                    $741,553                               $737,401
                                    $741,034                               $736,000
      6/30/1994                     $739,774                               $734,307
                                    $752,054                               $748,993
                                    $753,333                               $749,293
                                    $743,464                               $737,979
                                    $742,423                               $737,167
                                    $740,493                               $735,840
                                    $742,788                               $740,696
                                    $756,456                               $754,918
                                    $771,509                               $772,432
                                    $776,370                               $777,607
                                    $787,782                               $788,416
                                    $820,081                               $821,451
      6/30/1995                     $827,544                               $828,022
                                    $824,317                               $824,793
                                    $835,363                               $835,350
                                    $844,635                               $843,871
                                    $858,318                               $856,276
                                    $872,824                               $870,404
                                    $886,702                               $883,199
                                    $891,844                               $888,675
                                    $869,013                               $869,835
                                    $861,105                               $862,529
                                    $853,872                               $856,577
                                    $851,225                               $855,121
      6/30/1996                     $862,546                               $866,580
                                    $863,409                               $868,573
                                    $859,005                               $866,401
                                    $875,928                               $881,823
                                    $897,563                               $902,370
                                    $916,502                               $918,973
                                    $903,946                               $908,773
                                    $904,127                               $909,863
                                    $906,658                               $911,774
                                    $894,872                               $900,924
                                    $907,937                               $914,077
                                    $915,654                               $922,578
      6/30/1997                     $927,924                               $933,649
                                    $955,483                               $962,219
                                    $945,260                               $951,442
                                    $959,533                               $966,380
                                    $973,062                               $981,842
                                    $976,955                               $987,045
                                    $987,799                               $997,409
                                  $1,001,530                             $1,011,470
                                    $999,226                             $1,009,450
                                  $1,002,320                             $1,012,580
                                  $1,007,240                             $1,017,040
                                  $1,019,220                             $1,027,920
      6/30/1998                   $1,030,130                             $1,038,400
                                  $1,030,230                             $1,040,060
                                  $1,051,450                             $1,060,340
                                  $1,075,640                             $1,090,670
                                  $1,066,380                             $1,082,930
                                  $1,073,420                             $1,089,420
                                  $1,076,640                             $1,092,040
                                  $1,084,930                             $1,099,790
                                  $1,060,410                             $1,073,620
                                  $1,066,670                             $1,078,980
                                  $1,067,520                             $1,081,680
                                  $1,055,780                             $1,070,540
      6/30/1999                   $1,051,350                             $1,067,220
                                  $1,049,140                             $1,064,230
                                  $1,046,940                             $1,063,380
                                  $1,054,260                             $1,072,850
                                  $1,053,100                             $1,075,640
                                  $1,051,840                             $1,074,990
                                  $1,048,690                             $1,068,430
                                  $1,049,580                             $1,068,110
                                  $1,059,090                             $1,081,460
                                  $1,073,640                             $1,097,040
                                  $1,066,630                             $1,091,660
                                  $1,065,380                             $1,090,680
      6/30/2000                   $1,086,690                             $1,112,930
                                  $1,096,840                             $1,124,730
                                  $1,112,760                             $1,140,580
                                  $1,115,900                             $1,144,920
                                  $1,121,560                             $1,152,130
                                  $1,142,250                             $1,171,830
                                  $1,166,760                             $1,194,920
                                  $1,186,660                             $1,214,990
                                  $1,201,570                             $1,227,510
                                  $1,207,460                             $1,233,160
                                  $1,196,420                             $1,223,910
                                  $1,204,740                             $1,231,000
      6/30/2001                   $1,210,530                             $1,236,910
                                  $1,239,490                             $1,267,710
                                  $1,256,430                             $1,283,940
                                  $1,266,010                             $1,295,750
                                  $1,297,660                             $1,328,660
                                  $1,275,000                             $1,306,870
     12/31/2001                   $1,264,179                             $1,296,549

Please note: Class I inception is August 2, 1993. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* The graph and the performance table on the net page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

of lower rates, falling oil prices, and decreased tax rates would start an economic recovery in the second quarter of 2002, causing long-term rates to go up.

PORTFOLIO UPDATE

During this six-month period, we increased the Portfolio's allocation to agency bonds by 2% while decreasing our holdings of corporate bonds by the same percent. We essentially funded the purchases of agencies with selected sales of corporate bonds. Our holdings of Treasuries as a percentage of the Portfolio remained virtually the same during the second half of the year.

CURRENT STRATEGY AND OUTLOOK

Most economists believe that 2002 will mark the end of the recession. However, the exact timing and the strength of the recovery are still being debated. The Fed is almost finished easing the federal funds rate. Fed Chairman Alan Greenspan has hinted that although signs indicate the economy has bottomed, the Fed remains vigilant. The market has interpreted his statements to mean there is, at most, one more easing move pending.

We have thus structured the Portfolio to take advantage of the economic cycle. We have maintained an over-weighted position in corporate bonds that may outperform Treasuries as the economy recovers. The perceived risk premium associated with corporate bonds should start to shrink as their earnings begin to increase, which could lead to greater price appreciation than Treasuries.

[CHART OF INVESTMENT PROFILE AS OF DECEMBER 31, 2001]

Mortgage-Backed Obligations                   0.4%
Utilities                                    14.4%
Financials                                   20.7%
Industrials                                  29.5%
U.S. Gov't & Agency Obligations              34.7%
Money Market Mutual Fund                      0.3%

               Cumulative           Average Annual
             Total Return*          Total Return*

                 SINCE                              SINCE
               INCEPTION    1 YEAR      5 YEAR    INCEPTION
CLASS I          68.52%     8.35%        6.93%      6.40%
CLASS II         58.89%     4.03%        5.84%      5.65%
CLASS III        54.38%     6.50%        5.93%      5.29%
LEHMAN BROS.     72.87%     8.51%        7.36%      6.72%
GOV'T/CREDIT
INDEX

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Total Returns are for the period ended 12/31/2001 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Portfolio inception date is 8/2/1993. On 12/2/1993, the Portfolio commenced sales of Class III shares, which include a .50% distribution fee and a .25% shareholders services fee. Performance information prior to 12/2/1993 for Class III shares is based on the performance of Class I shares and does not reflect the effects of these fees, which, if included, would lower Class III performance. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first sixteen months after purchase. Without this load, the figures quoted would have been 7.50% for 1 Year. The Portfolio commenced sales of Class II shares on 12/20/1995. These shares include a .25% shareholder services fee. Class II performance shown is based on a maximum 3.75% initial sales charge. Performance information for Class II shares prior to their inception date is based on the performance of Class I shares and does not reflect the effects of these fees which, if included, would lower Class II performance.

FIRST FUNDS INTERMEDIATE BOND PORTFOLIO

[PHOTO OF RALPH W. HERBERT AND TED L. FLICKINGER, JR.]

INTERMEDIATE BOND PORTFOLIO MANAGERS
RALPH W. HERBERT AND TED L. FLICKINGER, JR.

Mr. Herbert is vice president for Martin & Company, the sub-adviser to the Portfolio. He is a graduate of the University of Tennessee and in 1979 he began his career with First American Bank. In 1987 he joined Culver Securities as a municipal debt underwriter and two years later became portfolio manager for Valley Fidelity Bank. That bank merged with First Tennessee Bank in 1991. Mr. Herbert joined Martin & Company in 1998 when the firm became a subsidiary of First Tennessee National Corporation.

Mr. Flickinger is executive vice president for Martin & Company and is a Chartered Financial Analyst. Prior to joining the firm in 1990, he was an assistant manager of the investment department of Home Federal Bank of Tennessee for six years. His 22-year career includes management positions in the investment departments of the Park National Bank and Fidelity Federal Savings and Loan of Knoxville.


SIX MONTHS IN REVIEW

MARKET REVIEW

During the third quarter of 2001, an already sluggish U.S. economy was dealt a serious blow by the terrorist attacks of September 11. In the aftermath, the Federal Reserve (the Fed) lowered interest rates four times during the third and fourth quarters. Gross Domestic Product fell from 5.7% a year earlier to 0.3% for the same period. Industrial production declined for an 11th consecutive time in September to levels weaker than the 1990-91 recession. Meanwhile, annualized inflation decreased to 2.7% from a high earlier in the year of 3.7%.

This weakness in the economy caused bond yields to fall. The Treasury yield curve steepened dramatically as the Fed eased. Ten-year Treasury yields dropped from 5.4% to 4.6% during the quarter and three-month Treasury bills decreased 1.25% to nearly 2.35%. As a result of the World Trade Center attack, many primary dealers of the inter-dealer bond trading community were forced to operate on backup systems. This lack of liquidity caused credit spreads to widen significantly after the attacks. However, U.S. agency spreads eventually narrowed. In the corporate bond market, some sectors suffered more than others did, such as airlines, automobile financing, and insurance companies.

During the fourth quarter, positive economic statistics released in December and late November compelled a number of economists to conclude that an economic recovery was on the horizon. The four-week moving average of state unemployment claims fell 9.2%. Non-defense capital goods orders advanced 5.9% in October and 4.8%

[CHART OF COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNEMENT/CREDIT INDEX.]

                   INTERMEDIATE BOND PORTFOLIO (CLASS I)          LEHMAN BROTHERS INTERMEDIATE GOV'T/CREDIT INDEX
       3/2/1998                                    $750,000                                              $750,000
                                                   $752,100                                              $752,400
                                                   $755,785                                              $756,162
                                                   $761,832                                              $761,682
      6/30/1998                                    $766,250                                              $766,557
                                                   $768,472                                              $769,240
                                                   $779,923                                              $781,317
                                                   $795,131                                              $800,928
                                                   $794,893                                              $800,127
                                                   $795,528                                              $800,047
                                                   $798,870                                              $803,247
                                                   $802,784                                              $807,665
                                                   $794,435                                              $795,792
                                                   $799,202                                              $801,761
                                                   $800,640                                              $804,246
                                                   $794,876                                              $798,053
      6/30/1999                                    $793,842                                              $798,612
                                                   $792,890                                              $797,893
                                                   $793,603                                              $798,532
                                                   $801,698                                              $805,958
                                                   $803,141                                              $808,053
                                                   $804,507                                              $809,104
                                                   $801,047                                              $806,434
                                                   $798,241                                              $803,450
                                                   $803,616                                              $810,038
                                                   $811,796                                              $818,463
                                                   $811,438                                              $816,580
                                                   $812,061                                              $817,887
      6/30/2000                                    $825,426                                              $832,282
                                                   $831,178                                              $838,607
                                                   $842,155                                              $848,503
                                                   $850,465                                              $856,224
                                                   $855,416                                              $860,163
                                                   $868,197                                              $871,861
                                                   $886,416                                              $887,903
                                                   $898,475                                              $902,465
                                                   $906,746                                              $911,038
                                                   $913,454                                              $918,053
                                                   $911,215                                              $915,666
                                                   $915,320                                              $920,794
      6/30/2001                                    $918,509                                              $924,201
                                                   $936,282                                              $943,424
                                                   $944,954                                              $952,858
                                                   $963,716                                              $966,770
                                                   $977,960                                              $982,819
                                                   $968,118                                              $972,990
     12/31/2001                                    $963,607                                              $967,639

Please note: Class I inception is March 2, 1998. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* The graph and the performance table on the net page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

in November. The Conference Board Index of Consumer Confidence, which dropped 29% in the five months ended November 2001, increased 10% in December. Inflation remained stable.

PORTFOLIO UPDATE

During the third quarter, we maintained the Portfolio's duration at 3.5 years, which was 95% of the Lehman Brothers Intermediate Government/Credit Index. The expected real return on 10-year bonds was in the 2.5% range. This return was not sufficient in our opinion to take on a market-weighted level of risk. We continued to over-weight agencies and corporate securities, relative to Treasuries. During the third quarter, our over-weighted position in corporate and agency securities added value to the Portfolio versus the index. The Portfolio's corporate sector duration was held shorter than the indexes' and therefore was not hurt as much by the widening of corporate bond spreads. The agency sector duration was longer than the indexes' and, as a result, the Portfolio benefited more from spread tightening than the index.

During the fourth quarter, we made several adjustments to the Portfolio's targeted duration. We reduced duration to 90% in early November and extended in mid-December to 100% of normal. We felt this action was justified due to the decline in real returns in October and the sharp rise in interest rates during November and December that resulted in the 10-year Treasury yield increasing. Given a stable inflation rate, and the additional yield made available, the real return of the 10-year Treasury increased to more than 3%.

CURRENT STRATEGY AND OUTLOOK

We still believe spreads on agency and corporate securities are wider than justified. By maintaining over-weights in agencies and near market weights in corporates, we are positioned to benefit if spreads continue to narrow. If the economy continues to improve, corporate bond spreads should narrow.

We continue to maintain the duration of corporate bonds shorter than the indexes and the agency bonds' duration longer than the indexes. By doing this, we reduce some elements of risk without surrendering an inordinate amount of potential return.

[CHART OF INVESTMENT PROFILE AS OF DECEMBER 31, 2001]

U.S. Treasury Obligations                     4.3%
Utilities                                     7.1%
Industrials                                   8.1%
Financials                                   25.3%
U.S. Gov't & Agency Obligations              54.9%
Money Market Mutual Fund                      0.3%

               Cumulative     Average Annual
             Total Return*    Total Return*

                 SINCE                  SINCE
               INCEPTION    1 YEAR    INCEPTION

CLASS I          28.47%      8.71%      6.75%
CLASS II         23.91%      5.81%      5.78%
CLASS III        23.15%      6.93%      5.92%
LEHMAN BROS.     29.02%      8.98%      6.87%
INTERMEDIATE
GOV'T/CREDIT
Index

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Total Returns are for the period ended 12/31/2001 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Class I inception date is 3/2/1998. The Portfolio commenced sales of Class II shares on 3/9/1998. These shares include a .25% shareholder services fee. Class II performance shown is based on a maximum 2.50% initial sales charge. On 5/19/1998, the portfolio commenced sales of Class III shares, which include a .50% distribution fee and a .25% shareholders services fee. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the sixteen months after purchase. Without this load, the figures quoted would have been 7.93% for 1 Year.

FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO

[PHOTO OF RALPH W. HERBERT AND TED L. FLICKINGER, JR.]

TENNESSEE TAX-FREE PORTFOLIO MANAGERS
RALPH W. HERBERT AND TED L. FLICKINGER, JR.

Mr. Herbert is vice president for Martin & Company, the sub-adviser to the Portfolio. He is a graduate of the University of Tennessee and in 1979 he began his career with First American Bank. In 1987 he joined Culver Securities as a municipal debt underwriter and two years later became portfolio manager for Valley Fidelity Bank. That bank merged with First Tennessee Bank in 1991. Mr. Herbert joined Martin & Company in 1998 when the firm became a subsidiary of First Tennessee National Corporation.

Mr. Flickinger is executive vice president for Martin & Company and is a Chartered Financial Analyst. Prior to joining the firm in 1990, he was an assistant manager of the investment department of Home Federal Bank of Tennessee for six years. His 22-year career includes management positions in the investment departments of the Park National Bank and Fidelity Federal Savings and Loan of Knoxville.


SIX MONTHS IN REVIEW

MARKET REVIEW

During the third quarter of 2001, an already sluggish U.S. economy was dealt a serious blow by the terrorist attacks of September 11. In the aftermath, the Federal Reserve (the Fed) lowered interest rates four times during the third and fourth quarters. Gross Domestic Product fell from 5.7% a year earlier to 0.3% for the same period. Industrial production declined for an 11th consecutive time in September to levels weaker than the 1990-91 recession. Meanwhile, annualized inflation decreased to 2.7% from a high earlier in the year of 3.7%.

The weakness in the economy caused bond yields to fall. The Treasury yield curve steepened dramatically as did the municipal yield curve. The spread from one-year to 30-year municipals widened from 2.4% to 2.8% as the Fed eased and short-term yields collapsed. Ten-year municipal yields dropped from 4.53% to 4.23% during the quarter. Municipal money market rates dropped to below 2%.

During the fourth quarter, positive economic statistics released in December and late November compelled a number of economists to conclude that an economic recovery was on the horizon. The four-week moving aver-

[CHART OF COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.]

                       TENNESSEE TAX-FREE PORTFOLIO (CLASS I)        LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX
     12/15/1995                                      $750,000                                            $750,000
                                                     $755,175                                            $754,575
                                                     $759,706                                            $762,196
                                                     $756,895                                            $759,071
                                                     $746,753                                            $749,659
                                                     $741,899                                            $747,035
                                                     $740,860                                            $744,943
      6/30/1996                                      $745,083                                            $752,020
                                                     $753,503                                            $759,240
                                                     $756,743                                            $759,240
                                                     $763,856                                            $767,060
                                                     $771,113                                            $776,725
                                                     $783,836                                            $792,415
                                                     $782,582                                            $788,849
                                                     $782,112                                            $791,925
                                                     $789,229                                            $799,369
                                                     $779,206                                            $788,658
                                                     $784,115                                            $794,494
                                                     $796,269                                            $805,776
      6/30/1997                                      $806,700                                            $814,639
                                                     $828,562                                            $837,530
                                                     $819,696                                            $829,406
                                                     $830,188                                            $839,940
                                                     $834,339                                            $844,392
                                                     $838,427                                            $848,276
                                                     $850,082                                            $861,679
                                                     $858,412                                            $871,243
                                                     $859,013                                            $871,243
                                                     $861,762                                            $870,633
                                                     $860,039                                            $865,845
                                                     $869,327                                            $880,564
      6/30/1998                                      $872,630                                            $883,822
                                                     $874,288                                            $885,236
                                                     $885,305                                            $900,640
                                                     $893,715                                            $914,059
                                                     $897,022                                            $914,425
                                                     $899,444                                            $917,168
                                                     $901,962                                            $920,011
                                                     $914,048                                            $934,087
                                                     $908,381                                            $925,681
                                                     $910,107                                            $925,218
                                                     $911,654                                            $927,716
                                                     $908,099                                            $921,222
      6/30/1999                                      $894,659                                            $904,087
                                                     $899,043                                            $910,144
                                                     $896,256                                            $906,777
                                                     $897,869                                            $909,860
                                                     $891,494                                            $903,491
                                                     $898,537                                            $913,339
                                                     $896,111                                            $908,590
                                                     $893,170                                            $904,864
                                                     $896,337                                            $912,013
                                                     $908,130                                            $929,706
                                                     $904,957                                            $925,057
                                                     $899,118                                            $919,600
      6/30/2000                                      $919,983                                            $944,613
                                                     $930,835                                            $957,648
                                                     $942,653                                            $972,492
                                                     $939,439                                            $968,018
                                                     $947,617                                            $977,892
                                                     $952,894                                            $983,173
                                                     $970,615                                          $1,006,280
                                                     $981,737                                          $1,019,260
                                                     $984,011                                          $1,020,990
                                                     $991,359                                          $1,029,670
                                                     $984,280                                          $1,017,000
                                                     $993,640                                          $1,028,090
      6/30/2001                                      $998,076                                          $1,034,260
                                                   $1,009,420                                          $1,048,430
                                                   $1,022,730                                          $1,066,360
                                                   $1,024,270                                          $1,064,860
                                                   $1,033,780                                          $1,077,640
                                                   $1,024,480                                          $1,063,740
     12/31/2001                                    $1,017,063                                          $1,052,464

Please note: Class I inception is December 15, 1995. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* The graph and the performance table on the net page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

age of state unemployment claims fell 9.2%. Non-defense capital goods orders advanced 5.9% in October and 4.8% in November. The Conference Board Index of Consumer Confidence, which dropped 29% in the five months ended November 2001, increased 10% in December. Inflation remained stable.

The pickup in economic activity caused the municipal bond market to rise approximately .45% in the five to 10-year sector of the yield curve. When the Treasury announced the discontinuation of the 30-year bond auction, long maturity Treasuries rallied and brought municipals along with them. Strong demand for 15-plus year bonds also supported the rally in long municipals. These forces made the yield curve steep in the one to 10-year sector and relatively flat 10 years out.

PORTFOLIO UPDATE

During the third quarter, we allowed the average maturity of the Portfolio to drop from 8 years to 7.9 years as expected real returns fell. We continued to swap shorter maturities with lower coupons for longer maturities with higher coupons. There were no significant changes in the average credit quality, maturity distribution, or sector allocation.

During the fourth quarter, we extended the duration of the Portfolio to 8.1 years from 8.0 years. We felt this action was justified due to the sharp rise in interest rates during November and December. The extension was done by selling short maturity bonds and buying longer maturing bonds. Also, when interest rates rise, the duration of callable bonds held in the Portfolio tends to extend. This happens because when interest rates rise and a currently callable bond drops in price, it may drop below the call price. If this happens, the bond is priced to maturity or a further distant call, which extends the duration.

CURRENT STRATEGY AND OUTLOOK

On December 31, 2001, 10-year, AA rated municipal bonds were yielding 92% of the 10-year Treasury note yield. This, combined with the fact that tax-free money markets were yielding 1.23% for the week ended December 31, 2001, has made a good argument to own municipals.

[CHART OF INVESTMENT PROFILE AS OF DECEMBER 31, 2001]

General Revenue                               3.4%
Utility                                      16.4%
Health & Education                           22.5%
General Obligations                          55.8%
Housing                                       1.0%
Other                                         0.9%

               Cumulative           Average Annual
             Total Return*          Total Return*

                 SINCE                              SINCE
               INCEPTION    1 YEAR      5 YEAR    INCEPTION

CLASS I          35.61%      4.79%      5.38%      5.16%
CLASS II         28.97%      0.59%      4.44%      4.32%
CLASS III        32.57%      3.25%      4.95%      4.77%
CLASS IV         31.88%      0.01%      4.51%      4.68%
LEHMAN BROS.     40.33%      4.59%      5.93%      5.76%
10-YEAR
MUNICIPAL
BOND INDEX

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Total Returns are for the period ended 12/31/2001 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Class I inception date is 12/15/1995. On 12/15/1995, the Portfolio also commenced sales of Class III shares, which include a .50% distribution fee. On 12/29/1995, the Portfolio commenced sales of Class II shares, which include a .25% shareholder services fee. Class II performance shown is based on a maximum 3.75% initial sales charge. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first two years after purchase. Without this load, the figures quoted would have been 4.25% for 1 Year. The Portfolio commenced sales of Class IV shares on 8/3/1999. These shares include a 0.70% distribution fee. Class IV shares prior to their inception reflect acceptable Class III performance data. Class IV performance shown is net of CDSC. Class IV shares of the Tennessee Tax-Free Portfolio are subject to a 4.00% CDSC which declines to 0.00% for shares held up to six years.

FIRST FUNDS SEMI-ANNUAL REPORT

DEFINITION OF COMMON TERMS

BASIS POINT
     Smallest measure of quoting yields on bonds and notes. One basis point is 0.01% of yield.

                   MOODY'S INVESTORS    STANDARD & POOR'S CORP.
                   SERVICES INC.        (PLUS (+) OR MINUS (-))
--------------------------------------------------------------------------------
    Prime          Aaa                  AAA
    Excellent      Aa                   AA
    Good           A                    A
    Average        Baa                  BBB
    Fair           Ba                   BB
    Poor           B                    B
    Marginal       Caa                  C

BOND RATINGS
     The quality of bonds can, to some degree, be determined from the ratings of the two most prominent rating services: Moody's and Standard & Poor's. The ratings are used by the government and industry regulatory agencies, the investing public, and portfolio managers as a guide to the relative security and value of each bond. The ratings are not used as an absolute factor in determining the strength of the pledge securing a particular issue. However, since Moody's and Standard & Poor's rate bonds on a fee basis, some issuers choose not to be rated. Many non-rated issues are sound investments. The rating symbols of the two services are shown in the accompanying table.

DIVIDEND
     Net income distributed to shareholders generated by securities in a portfolio. The Bond, Intermediate Bond, Tennessee Tax-Free, and all the Money Market Portfolios pay dividends monthly. The Growth & Income Portfolio pays dividends quarterly and the Capital Appreciation Portfolio pays dividends annually.

GAIN (OR LOSS)
     If a stock or bond appreciates in price, there is an unrealized gain; if it depreciates there is an unrealized loss. A gain or loss is "realized" upon the sale of a security; if a Portfolio's net gains exceed net losses, there may be a capital gain distribution to shareholders. There could also be an ordinary income distribution if the net gain is short term or no distribution if there is a capital loss carryover.

GENERAL OBLIGATION BONDS
     General Obligation Bonds (GOs) are debt-backed by the general taxing power of the issuer. Payment of the obligation may be backed by a specific tax or the issuer's general tax fund. Examples of GOs include sidewalk bonds, sewer bonds and street bonds. These bonds are also known as FULL FAITH AND CREDIT bonds because the debt is a general obligation of the issuer.

INSURED BONDS
     Insured Bonds refer to municipal obligations which are covered by an insurance policy issued by independent insurance companies. The policies insure the payment of principal and/or interest of the issuer. Examples of such companies are MBIA (Municipal Bond Investors Assurance Corporation), and AMBAC (American Municipal Bond Assurance Corporation).

NET ASSET VALUE (NAV)
     NAV is the total value of all securities and other assets held by a portfolio, minus liabilities, divided by the number of shares outstanding. It is the value of a single share of a mutual fund on a given day. The total value of your investment would be the NAV multiplied by the number of shares you own.

REVENUE BONDS
     Revenue Bonds are issued to provide capital for the construction of a revenue-producing facility. The interest and principal payments are backed to the extent that the facility produces revenue to pay. Examples of revenue bonds include toll bridges, roads, parking lots and ports. The municipality is not obligated to cover debt payments on revenue bonds in default.

SEC YIELD
     The SEC Yield was mandated by the Securities and Exchange Commission in 1988 as a standardized yield calculation intended to put performance presentations for all bond and money market funds on a level playing field. The SEC Yield does not take into account income derived from capital gains, option writing, futures, or return of capital. The formula also adjusts the income from premium or discounted bonds to reflect the amortization of that bond.

TOTAL RETURN
     Total return measures a portfolio's performance over a stated period of time, taking into account the combination of dividends paid and the gain or loss in the value of the securities held in the Portfolio. It may be expressed on an average annual basis or a cumulative basis (total change over a given period).

DEFINITION OF INDICES

STANDARD & POOR'S 500 INDEX is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely-held common stocks. It is an unmanaged index.

LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities over one year.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities of up to 10 years.

LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, an unmanaged index, is a broad measure of shorter-term municipal bond performance and includes reinvestment of dividends and capital gains.

NASDAQ COMPOSITE INDEX is an unmanaged market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs. The index includes over 5,000 companies with a market capitalization over $2.3 trillion.

RUSSELL 2000(R) INDEX, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.

THE RUSSELL 2000(R) GROWTH INDEX, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001 (Unaudited)
(Showing Percentage of Total Value of Investments)

                                                                                                                    VALUE
                                                                                              Shares              (Note 1)
                                                                                              ------              --------
COMMON STOCKS - 94.5%
CONSUMER DISCRETIONARY - 12.8%
MEDIA - 8.2%
sComcast Corp., Class A*                                                                     863,800   $       31,096,800
Interpublic Group of Companies, Inc.                                                       1,069,900           31,604,846
Viacom, Inc., Class B*                                                                       261,810           11,558,912
                                                                                                       ------------------

TOTAL MEDIA                                                                                                    74,260,558
                                                                                                       ------------------

MULTILINE RETAIL - 4.6%
Costco Wholesale Corp.*                                                                      797,600           35,405,464
Federated Department Stores, Inc.*                                                           170,154            6,959,299
                                                                                                       ------------------

TOTAL MULTILINE RETAIL                                                                                         42,364,763
                                                                                                       ------------------

TOTAL CONSUMER DISCRETIONARY                                                                                  116,625,321
                                                                                                       ------------------

CONSUMER STAPLES - 8.0%
BEVERAGES - 3.0%
Pepsico, Inc.                                                                                560,600           27,295,614
                                                                                                       ------------------

FOOD & DRUG RETAILING - 1.8%
Sysco Corp.                                                                                  614,800           16,120,056
                                                                                                       ------------------

HOUSEHOLD PRODUCTS - 1.6%
Kimberly Clark Corp.                                                                         241,022           14,413,116
                                                                                                       ------------------

PERSONAL PRODUCTS - 1.6%
Avon Products, Inc.                                                                          320,100           14,884,650
                                                                                                       ------------------

TOTAL CONSUMER STAPLES                                                                                         72,713,436
                                                                                                       ------------------

FINANCIALS - 27.6%
BANKS - 7.2%
FleetBoston Financial Corp.                                                                  734,831           26,821,331
Wells Fargo & Co.                                                                            883,900           38,405,455
                                                                                                       ------------------

TOTAL BANKS                                                                                                    65,226,786
                                                                                                       ------------------

DIVERSIFIED FINANCIALS - 11.0%
Capital One Financial Corp.                                                                  696,900           37,597,755
Federal Home Loan Mortgage Corp.                                                             421,650           27,575,910
J. P. Morgan Chase & Co.                                                                     969,325           35,234,964
                                                                                                       ------------------

TOTAL DIVERSIFIED FINANCIALS                                                                                  100,408,629
                                                                                                       ------------------

INSURANCE - 9.4%
AFLAC, Inc.                                                                                  730,900           17,950,904
American International Group, Inc.                                                           425,270           33,766,438
XL CAPITAL LTD., CLASS A                                                                     366,300           33,465,168
                                                                                                       ------------------

TOTAL INSURANCE                                                                                                85,182,510
                                                                                                       ------------------

TOTAL FINANCIALS                                                                                              250,817,925
                                                                                                       ------------------

HEALTHCARE - 19.6%
HEALTHCARE EQUIPMENT & SUPPLIES - 3.7%
Medtronic, Inc.                                                                              663,350           33,970,153
                                                                                                       ------------------

PHARMACEUTICALS - 15.9%
American Home Products Corp.                                                                 546,950   $       33,560,852
Bristol Myers Squibb Co.                                                                     516,900           26,361,900
Elan Corp., plc ADR*                                                                         617,650           27,831,309
Pharmacia Corp.                                                                              821,525           35,038,041
Schering-Plough Corp.                                                                        595,200           21,314,112
                                                                                                       ------------------

TOTAL PHARMACEUTICALS                                                                                         144,106,214
                                                                                                       ------------------

TOTAL HEALTHCARE                                                                                              178,076,367
                                                                                                       ------------------

INDUSTRIALS - 4.3%
COMMERCIAL SERVICES & SUPPLIES - 1.0%
Equifax, Inc.                                                                                379,450            9,163,717
                                                                                                       ------------------

INDUSTRIAL CONGLOMERATES - 3.3%
General Electric Co.                                                                         742,900           29,775,432
                                                                                                       ------------------

TOTAL INDUSTRIALS                                                                                              38,939,149
                                                                                                       ------------------

INFORMATION TECHNOLOGY - 11.5%
IT CONSULTING & SERVICES - 4.0%
Electronic Data Systems Corp.                                                                533,800           36,591,990
                                                                                                       ------------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.3%
Intel Corp.                                                                                  952,900           29,959,176
                                                                                                       ------------------

SOFTWARE - 4.2%
Microsoft Corp.*                                                                             571,500           37,861,875
                                                                                                       ------------------

TOTAL INFORMATION TECHNOLOGY                                                                                  104,413,041
                                                                                                       ------------------

TELECOMMUNICATION SERVICES - 6.5%
DIVERSIFIED TELECOMMUNICATION - 2.2%
Verizon Communications                                                                       413,937           19,645,450
                                                                                                       ------------------

WIRELESS TELECOMMUNICATION SERVICES - 4.3%
Vodafone Group, plc ADR                                                                    1,523,725           39,129,258
                                                                                                       ------------------

TOTAL TELECOMMUNICATION SERVICES                                                                               58,774,708
                                                                                                       ------------------

UTILITIES - 4.2%
GAS UTILITIES - 4.2%
El Paso Corp.                                                                                859,001           38,320,035
                                                                                                       ------------------

TOTAL UTILITIES                                                                                                38,320,035
                                                                                                       ------------------

TOTAL COMMON STOCKS                                                                                           858,679,982
 (Cost $699,690,095)                                                                                   ------------------

MONEY MARKET MUTUAL FUNDS - 5.5%
SSGA Prime Money Market Fund                                                              25,370,429           25,370,429
SSGA U.S. Treasury Money
 Market Fund                                                                              25,254,655           25,254,655
                                                                                                       ------------------

TOTAL MONEY MARKET MUTUAL FUNDS                                                                                50,625,084
  (Cost $50,625,084)                                                                                   ------------------

TOTAL INVESTMENTS - 100.0%                                                                             $      909,305,066
 (Cost $750,315,179)                                                                                   ==================


    The accompanying notes are an integral part of the financial statements.

*Non-income producing security
ADR - American Depositary Receipt

INCOME TAX INFORMATION:

        At December 31, 2001, the net unrealized appreciation based on cost for income tax purposes of $750,315,179 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                                                                 $      173,860,482

Aggregate gross unrealized depreciation for
all investments in which there was an excess
OF tax cost over value                                                                                        (14,870,595)
                                                                                                       ------------------
Net unrealized appreciation                                                                            $      158,989,887
                                                                                                       ==================

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 2001, aggregated $145,755,509 and $130,978,917, respectively.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                                                                                           Principal             Value
Date                                                                             Coupon          Amount          (Note 1)
----                                                                             ------          ------          --------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 6.7%
FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTE - 6.7%
01/09/02                                                                         1.720%      $3,195,000       $ 3,193,779
                                                                                                              -----------
TOTAL U.S. GOVERNMENT &
 AGENCY OBLIGATIONS                                                                                             3,193,779
 (Cost $3,193,779)                                                                                            -----------

                                                                                       Shares
                                                                                       ------
COMMON STOCKS - 93.3%
CONSUMER CYCLICALS - 15.8%
American Eagle Outfitters, Inc.*                                                       18,900                   494,424
Cheesecake Factory, Inc.*                                                              26,900                   935,851
Coach, Inc.*                                                                           19,800                   771,804
Cost Plus, Inc.*                                                                       30,300                   796,890
Duane Reade, Inc.*                                                                     13,400                   406,690
Gentex Corp.*                                                                          26,200                   700,588
Hibbett Sporting Goods, Inc.*                                                          23,100                   694,386
Krispy Kreme Doughnuts, Inc.*                                                          17,500                   773,500
Ruby Tuesday, Inc.                                                                     32,300                   666,349
Sonic Corp.*                                                                           19,050                   682,942
Tweeter Home Entertainment Grp., Inc.*                                                 22,900                   658,604
                                                                                                              ---------

TOTAL CONSUMER CYCLICALS                                                                                      7,582,028
                                                                                                              ---------

CONSUMER NON-CYCLICALS - 2.5%
American Italian Pasta Co., Class A*                                                   10,700                   449,721
Constellation Brands, Inc., Class A*                                                   17,300                   741,305
                                                                                                              ---------

TOTAL CONSUMER NON-CYCLICALS                                                                                  1,191,026
                                                                                                              ---------

ENERGY - 2.8%
Pride International, Inc.*                                                             87,600                 1,322,760
                                                                                                              ---------

FINANCIALS - 14.5%
BANKING - 7.8%
BankAtlantic Bancorp, Inc., Class A                                                    91,500                   839,970
Doral Financial Corp.                                                                  41,400                 1,291,680
R&G Financial Corp., Class B                                                           64,200                 1,099,746
Sterling Bancshares, Inc.                                                              41,300                   526,988
                                                                                                              ---------

TOTAL BANKING                                                                                                 3,758,384
                                                                                                              ---------

INSURANCE  - 6.7%
Delphi Financial Corp.                                                                 14,700                   489,510
MAX RE Capital, Ltd.                                                                   39,900                   624,435
Mutual Risk Management, Ltd.                                                           71,200                   519,760
Radian Group, Inc.                                                                     37,000                 1,589,150
                                                                                                              ---------

TOTAL INSURANCE                                                                                               3,222,855
                                                                                                              ---------

TOTAL FINANCIALS                                                                                              6,981,239
                                                                                                              ---------

    The accompanying notes are an integral part of the financial statements.

                                                                                                                  Value
                                                                                       Shares                   (Note 1)
                                                                                       ------                   --------
HEALTHCARE - 21.2%
CIMA Labs, Inc.*                                                                       14,900          $        538,486
Conceptus, Inc.*                                                                       36,200                   852,510
CV Therapuetics, Inc.*                                                                 16,400                   853,128
Harvard Biosciences, Inc.*                                                            102,100                 1,012,832
Inhale Therapuetic Systems, Inc.*                                                      58,500                 1,082,835
Inspire Pharacueticals, Inc.*                                                          86,000                 1,199,700
Neurocrine Biosciences, Inc.*                                                          33,900                 1,739,070
Pain Therapeutics, Inc.*                                                              100,000                   900,000
Tanox Biosciences, Inc.*                                                               62,800                 1,161,800
XOMA, Ltd.*                                                                            86,900                   852,489
                                                                                                       ----------------

TOTAL HEALTHCARE                                                                                             10,192,850
                                                                                                       ----------------

SERVICES - 13.8%
Advisory Board Co.*                                                                    36,100                 1,001,414
AMN Healthcare Services, Inc.*                                                         19,800                   542,520
Corporate Executive Board Co.*                                                         24,700                   904,514
Cumulus Media, Inc., Class A*                                                          69,000                 1,116,420
Edison Schools, Inc., Class A*                                                         61,700                 1,208,703
Getty Images, Inc.*                                                                    22,400                   516,544
Mikohn Gaming Corp.*                                                                   38,900                   310,811
Sylvan Learning Systems, Inc.*                                                         28,600                   630,916
West Corp.*                                                                            16,700                   416,498
                                                                                                       ----------------

TOTAL SERVICES                                                                                                6,648,340
                                                                                                       ----------------

TECHNOLOGY - 21.3%
Advanced Fibre Communications, Inc.*                                                   37,000                   653,050
Brooks Automation, Inc.*                                                               20,000                   810,800
Finisar Corp.*                                                                         73,600                   754,400
GlobeSpan Virata, Inc.*                                                                55,600                   720,576
Jack Henry & Associates, Inc.                                                          28,100                   612,018
O2Micro International, Ltd.*                                                           37,000                   888,370
Riverstone Networks, Inc.*                                                             58,400                   974,112
Sonus Networks, Inc.*                                                                  89,600                   412,160
TranSwitch Corp.*                                                                     128,600                   578,700
Varian, Inc.*                                                                          33,500                 1,086,740
Vastera, Inc.*                                                                         93,400                 1,551,374
Western Mulitplex Corp., Class A*                                                     220,000                 1,179,200
                                                                                                       ----------------

TOTAL TECHNOLOGY                                                                                             10,221,500
                                                                                                       ----------------

TRANSPORTATION - 1.4%
Knight Transportation, Inc.*                                                           35,400                   665,520
                                                                                                       ----------------

TOTAL COMMON STOCKS                                                                                          44,805,263
(Cost $38,623,718)                                                                                     ----------------

MONEY MARKET MUTUAL FUNDS - 0.0%
SSGA Prime Money Market Fund                                                              773                       773
SSGA U.S. Treasury Money Market Fund                                                      770                       770
                                                                                                       ----------------

TOTAL MONEY MARKET MUTUAL FUNDS                                                                                   1,543
 (Cost $1,543)                                                                                         ----------------

TOTAL INVESTMENTS - 100.0%                                                                             $     48,000,585
 (Cost $41,819,040)                                                                                    ================

 *Non-income producing security

INCOME TAX INFORMATION:

At December 31, 2001, the net unrealized appreciation based on cost for income tax purposes of $41,866,167 was as follows:

AGGREGATE GROSS UNREALIZED APPRECIATION FOR ALL
investments in which there was an excess of value
over tax cost                                                                                          $      7,883,229

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                                              (1,748,811)
 (Cost $41,819,040)                                                                                    ----------------

Net unrealized appreciation                                                                            $      6,134,418
                                                                                                       ================

At June 30, 2001, the Capital Appreciation Portfolio had a capital loss carry over of approximately $1,358,307 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2009.

The Capital Appreciation Portfolio intends to elect to defer to its fiscal year ending June 30, 2002, $8,671,208 of losses recognized during the period November 1, 2000 to June 30, 2001.

 OTHER INFORMATION:

 Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 2001, aggregated $24,425,664 and $26,935,414, respectively.

    The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                                                                                       Principal               Value
Date                                                                     Coupon              Amount              (Note 1)
----                                                                     ------              ------             --------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 34.7%
U.S. TREASURY BONDS - 13.0%
05/15/16                                                                  7.250%    $     8,850,000     $    10,231,777
08/15/23                                                                  6.250%         12,505,000          13,237,718
05/15/30                                                                  6.250%          8,760,000           9,489,200
                                                                                                        ---------------

TOTAL U.S. TREASURY BONDS                                                                                    32,958,695
                                                                                                        ---------------

U.S. TREASURY NOTES - 9.7%
11/15/06                                                                  3.500%          7,485,000           7,215,420
08/15/07                                                                  6.125%          4,450,000           4,787,924
02/15/08                                                                  5.500%          1,125,000           1,174,307
05/15/08                                                                  5.625%            950,000             995,793
08/15/11                                                                  5.000%         10,235,000          10,209,413
                                                                                                        ---------------

TOTAL U.S. TREASURY NOTES                                                                                    24,382,857
                                                                                                        ---------------

FEDERAL HOME LOAN BANK - 0.2%
06/28/04                                                                  4.750%            500,000             513,102
                                                                                                        ---------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.5%
07/15/04                                                                  6.250%            400,000             424,879
01/15/05                                                                  6.875%          3,485,000           3,769,170
04/15/08                                                                  5.750%          3,750,000           3,862,500
03/15/09                                                                  5.750%          7,510,000           7,641,958
03/15/31                                                                  6.750%          5,520,000           5,868,792
                                                                                                        ---------------

TOTAL FEDERAL HOME LOAN MRTG. CORP.                                                                          21,567,299
                                                                                                        ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.3%
12/15/05                                                                  6.000%            500,000             525,916
06/15/09                                                                  6.375%          5,145,000           5,424,291
11/15/10                                                                  6.625%          1,475,000           1,569,165
01/15/30                                                                  7.125%            625,000             695,099
                                                                                                        ---------------

TOTAL FEDERAL NAT'L MORTGAGE ASSOC.                                                                           8,214,471
                                                                                                        ---------------

TOTAL U.S. GOVERNMENT &
 AGENCY OBLIGATIONS                                                                                     ---------------
 (Cost $85,447,650)                                                                                          87,636,424
                                                                                                        ---------------

CORPORATE BONDS & NOTES - 64.6%
BANKS- 1.4%
First Chicago Corp.
01/15/03                                                                  7.625%          3,250,000           3,406,487
                                                                                                        ---------------

BROKER/DEALERS - 8.8%
Bear Stearns Co.
08/01/02                                                                  6.500%          3,000,000           3,063,894
Donaldson, Lufkin & Jenrette, Inc.
07/15/03                                                                  6.170%          3,000,000           3,101,670
11/01/05                                                                  6.875%          1,000,000           1,058,422
Goldman Sachs Group, Inc.
08/17/05                                                                  7.625%          3,800,000           4,112,132
Lehman Brothers, Inc.
05/15/04                                                                  7.375%          3,700,000           3,949,872
Merrill Lynch, Inc.
01/15/07                                                                  7.000%          2,580,000           2,727,377
Saloman, Inc.
02/01/04                                                                  7.200%          4,000,000           4,275,700
                                                                                                        ---------------

TOTAL BROKER/DEALERS                                                                                         22,289,067
                                                                                                        ---------------

CAPITAL GOODS - 7.8%
Arrow Electronics, Inc.
01/15/07                                                                  7.000%    $     4,000,000     $     3,785,904
Dover Corp.
11/15/05                                                                  6.450%          3,525,000           3,704,814
Lockheed Martin Corp.
03/15/03                                                                  6.750%          3,500,000           3,632,937
05/15/06                                                                  7.250%          2,300,000           2,469,004
Tyco International, Ltd.
01/15/09                                                                  6.125%          4,000,000           3,925,616
06/15/28                                                                  7.000%          2,300,000           2,225,167
                                                                                                        ---------------

TOTAL CAPITAL GOODS                                                                                          19,743,442
                                                                                                        ---------------

CONSUMER NON-DURABLES - 2.4%
Anheuser Busch, Inc.
06/01/05                                                                  6.750%          1,200,000           1,237,470
09/01/05                                                                  7.000%          2,400,000           2,488,390
Coca-Cola Enterprises, Inc.
10/15/36                                                                  6.700%          2,250,000           2,371,687
                                                                                                        ---------------

TOTAL CONSUMER NON-DURABLES                                                                                   6,097,547
                                                                                                        ---------------

CONSUMER SERVICES - 9.0%
Belo (AH) Corp.
06/01/02                                                                  6.875%          4,000,000           4,037,220
Cendant Corp., 144A*
08/15/06                                                                  6.875%          3,100,000           2,994,398
Georgia-Pacific Corp.
05/15/31                                                                  8.875%          2,500,000           2,449,638
Price/Costco, Inc.
06/15/05                                                                  7.125%          3,700,000           3,951,822
Rite Aid Corp.
08/15/13                                                                  6.875%          3,450,000           2,397,750
USA Waste Services, Inc.
10/01/04                                                                  7.000%          3,000,000           3,111,084
Waste Management, Inc., Step Bond
10/01/02                                                                  7.700%          3,800,000           3,897,098
                                                                                                        ---------------

TOTAL CONSUMER SERVICES                                                                                      22,839,010
                                                                                                        ---------------

FINANCIAL SERVICES - 10.5%
Associates Corp. of North America
10/15/02                                                                  6.375%          1,100,000           1,132,850
Athena Nuero Financial, LLC
02/21/08                                                                  7.250%          4,200,000           4,376,123
Countrywide Funding Corp.
06/15/04                                                                  5.250%          2,600,000           2,638,818
10/22/04                                                                  6.840%          2,500,000           2,633,280
Ford Motor Credit Co.
08/01/05                                                                  7.600%          3,500,000           3,592,761
General Electric Corp.
09/11/03                                                                  6.750%          3,425,000           3,610,775
General Motors Acceptance Corp.
01/15/06                                                                  6.750%          3,500,000           3,557,631
Nationwide Mutual Insurance Co., 144A*
02/15/04                                                                  6.500%          2,000,000           2,084,096
Sun Canada Financial Co.
12/15/07                                                                  6.625%          2,850,000           2,794,254
                                                                                                        ---------------

TOTAL FINANCIAL SERVICES                                                                                     26,420,588
                                                                                                        ---------------

    The accompanying notes are an integral part of the financial statements.

                                        4

Due                                                                                       Principal               Value
Date                                                                     Coupon              Amount              (Note 1)
----                                                                     ------              ------             --------
HEALTHCARE - 3.1%
American Home Products Corp.
03/15/11                                                                  6.700%    $     4,200,000     $     4,351,813
Cardinal Health, Inc.
02/15/04                                                                  6.500%          2,000,000           2,107,716
Guidant Corp.
02/15/06                                                                  6.150%          1,415,000           1,430,728
                                                                                                        ---------------

TOTAL HEALTHCARE                                                                                              7,890,257
                                                                                                        ---------------

TECHNOLOGY - 4.5%
AOL Time Warner, Inc.
04/15/11                                                                  6.750%          4,400,000           4,508,887
Computer Sciences Corp.
03/15/09                                                                  6.250%          4,200,000           4,170,029
Electronic Data Systems Corp.
10/15/29                                                                  7.450%          2,550,000           2,678,938
                                                                                                        ---------------

TOTAL TECHNOLOGY                                                                                             11,357,854
                                                                                                        ---------------

TRAVEL & TRANSPORTATION - 2.7%
Continental Airlines, Inc.
02/02/20                                                                  6.795%          2,428,869           2,091,329
Norfolk Southern Corp.
02/15/04                                                                  7.875%          2,400,000           2,574,305
United Airlines, Inc.
04/01/11                                                                  7.186%          2,300,000           2,004,059
                                                                                                        ---------------

TOTAL TRAVEL & TRANSPORTATION                                                                                 6,669,693
                                                                                                        ---------------

UTILITIES - 14.4%
Airtouch Communications, Inc.
05/01/08                                                                  6.650%          4,450,000           4,603,409
Coastal Corp.
02/01/09                                                                  6.375%          4,000,000           3,774,692
GTE Corp.
04/15/06                                                                  6.360%          4,400,000           4,528,594
11/01/08                                                                  6.900%          3,500,000           3,662,799
MCI WorldCom, Inc.
04/15/02                                                                  6.125%          4,425,000           4,463,869
Qwest Capital Funding, Inc.
02/15/11                                                                  7.250%          4,000,000           3,897,888
Southern Natural Gas Co.
02/15/31                                                                  7.350%          2,430,000           2,299,915
U.S. West Capital Funding, Inc.
07/15/28                                                                  6.875%          2,500,000           2,165,625
Verizon Wireless, Inc., 144A*
12/15/06                                                                  5.375%          3,000,000           2,986,254
Worldcom, Inc.
08/15/05                                                                  6.400%          4,000,000           4,041,784
                                                                                                        ---------------

TOTAL UTILITIES                                                                                              36,424,829
                                                                                                        ---------------

TOTAL CORPORATE BONDS & NOTES                                                                               163,138,774
 (Cost $161,104,858)                                                                                    ---------------

MORTGAGE-BACKED OBLIGATIONS - 0.4%
Federal National Mortgage Association
Pool #250885
04/01/27                                                                  7.500%    $     1,002,508     $     1,041,007
Government National Mortgage Association
Pool #26825
09/15/08                                                                  9.000%             45,993              49,954
                                                                                                        ---------------

Total MORTGAGE-BACKED OBLIGATIONS                                                                             1,090,961
 (Cost $1,043,467)                                                                                      ---------------

MONEY MARKET MUTUAL FUND - 0.3%
SSGA Prime Money Market Fund                                                                792,849             792,849
                                                                                                        ---------------

TOTAL MONEY MARKET MUTUAL FUND                                                                                  792,849
 (Cost $792,849)                                                                                        ---------------

TOTAL INVESTMENTS - 100.0%                                                                              $   252,659,008
 (Cost $248,388,824)                                                                                    ===============

* Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to a value of $8,064,748 or 3.14% of net assets.

INCOME TAX INFORMATION:

At December 31, 2001, the net unrealized depreciation based on cost for income tax purposes of $248,482,602 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                                                                  $       6,980,344

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                                                                         (2,803,938)
                                                                                                        -----------------

Net unrealized depreciation                                                                             $       4,176,406
                                                                                                        =================

As of June 30, 2001, the Bond Portfolio had a capital loss carry-over of approximately $52,298 and $664,290 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2008 and June 30, 2009, respectively.

The Bond Portfolio intends to elect to defer to its fiscal year ending June 30, 2002, $5,548 of losses recognized during the period November 1, 2000 to June 30, 2001.

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 2001, aggregated $77,394,597 and $73,824,595, respectively. Purchases and sales of U.S. government and agency securities, other than short-term securities, for the six months ended December 31, 2001, aggregated $51,249,086 and $44,033,622, respectively.

    The accompanying notes are an integral part of the financial statements.

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                                                                                     Principal                  Value
Date                                                                Coupon                 Amount                (Note 1)
----                                                                ------                 ------                --------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 59.2%
U.S. TREASURY NOTES - 4.3%
08/15/11                                                             5.000%       $    10,000,000       $      9,975,000
                                                                                                        ----------------

FEDERAL HOME LOAN BANK - 8.5%
11/14/03                                                             6.375%             3,000,000              3,170,103
08/15/06                                                             6.375%             5,000,000              5,326,405
11/15/07                                                             5.875%             7,000,000              7,286,930
03/08/11                                                             6.350%             3,800,000              3,895,931
                                                                                                        ----------------

TOTAL FEDERAL HOME LOAN BANK                                                                                  19,679,369
                                                                                                        ----------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 20.5%
01/15/04                                                             5.000%             5,000,000              5,159,760
01/15/06                                                             5.250%             6,500,000              6,635,655
04/03/06                                                             5.625%             5,000,000              5,043,500
01/05/07                                                             6.700%             5,500,000              5,942,343
03/15/09                                                             5.750%             2,230,000              2,269,183
03/21/11                                                             5.875%             8,500,000              8,445,787
09/15/11                                                             5.500%             4,000,000              3,921,496
05/14/12                                                             7.580%            10,000,000             10,198,300
                                                                                                        ----------------

TOTAL FEDERAL HOME LOAN MRTG. CORP.                                                                           47,616,024
                                                                                                        ----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 17.1%
02/13/04                                                             5.125%             4,500,000              4,653,517
07/15/05                                                             7.000%             2,000,000              2,176,138
05/02/06                                                             5.500%             8,000,000              8,236,680
01/07/09                                                             6.000%             7,770,000              7,773,450
01/15/09                                                             5.250%            10,000,000              9,899,700
02/01/11                                                             6.250%             5,000,000              5,085,680
02/17/11                                                             6.250%             2,000,000              2,045,046
                                                                                                        ----------------

TOTAL FEDERAL NAT'L MORTGAGE ASSOC.                                                                           39,870,211
                                                                                                        ----------------

OTHER - 8.8%
Private Export Funding Corp.
03/15/06                                                             5.340%            10,000,000             10,214,060
Tennessee Valley Authority
07/15/04                                                             4.750%            10,000,000             10,198,130
                                                                                                        ----------------

TOTAL OTHER                                                                                                   20,412,190
                                                                                                        ----------------

TOTAL U.S. GOVERNMENT &
AGENCY OBLIGATIONS                                                                                           137,552,794
 (Cost $134,442,711)                                                                                    ----------------

CORPORATE BONDS & NOTES - 40.5%
BANKS - 6.3%
BancOne Corp.
05/01/07                                                             7.600%               725,000                779,197
Bank One Texas
02/15/08                                                             6.250%             5,000,000              5,087,380
First Chicago Corp.
01/15/03                                                             7.625%             1,525,000              1,598,429
First Union National Bank
02/15/10                                                             7.875%             5,000,000              5,472,605
National City Corp.
03/01/04                                                             6.625%             1,650,000              1,736,717
                                                                                                        ----------------

TOTAL BANKS                                                                                                   14,674,328
                                                                                                        ----------------

BROKER/DEALERS - 6.5%
Merrill Lynch & Co., Inc.
02/12/03                                                             6.000%       $     4,000,000       $      4,127,164
01/15/04                                                             5.880%             4,000,000              4,160,640
08/01/04                                                             6.550%             1,400,000              1,480,272
Morgan Stanley Group, Inc.
03/01/07                                                             6.875%             5,000,000              5,238,950
                                                                                                        ----------------

TOTAL BROKER/DEALERS                                                                                          15,007,026
                                                                                                        ----------------

CAPITAL GOODS - 3.7%
Lockheed Martin Corp.
03/15/03                                                             6.750%             1,300,000              1,349,377
Pitney Bowes, Inc.
02/01/05                                                             5.950%             5,000,000              5,212,155
Rockwell International Corp.
09/15/02                                                             6.750%             2,000,000              2,054,194
                                                                                                        ----------------

TOTAL CAPITAL GOODS                                                                                            8,615,726
                                                                                                        ----------------

CONSUMER SERVICES - 2.8%
Safeway, Inc.
09/15/04                                                             6.850%             1,400,000              1,479,883
Walt Disney Co.
12/15/03                                                             5.125%             5,000,000              5,091,025
                                                                                                        ----------------

TOTAL CONSUMER SERVICES                                                                                        6,570,908
                                                                                                        ----------------

FINANCIAL SERVICES - 12.5%
AIG Sunamerica Global Financing, 144A*
08/01/08                                                             5.850%             5,000,000              5,031,230
Associates Corp. of North America
04/15/03                                                             6.000%             4,000,000              4,148,448
Boeing Capital Corp.
09/27/05                                                             7.100%             3,000,000              3,156,423
Cigna Corp.
01/15/06                                                             6.375%             1,350,000              1,376,622
Ford Motor Credit Co.
02/01/06                                                             6.875%             7,000,000              7,010,087
General Motors Acceptance Corp.
03/12/03                                                             5.800%             5,000,000              5,099,850
07/15/05                                                             7.500%             3,000,000              3,153,813
                                                                                                        ----------------

TOTAL FINANCIAL SERVICES                                                                                      28,976,473
                                                                                                        ----------------

HEALTHCARE - 1.6%
Abbott Laboratories
07/01/06                                                             5.625%             3,500,000              3,595,812
                                                                                                        ----------------

UTILITIES - 7.1%
Bellsouth Corp.
10/15/11                                                             6.000%             5,000,000              4,982,815
GTE North, Inc.
11/01/08                                                             6.900%             3,500,000              3,662,799
New York Telephone Co.
02/15/04                                                             6.250%               875,000                911,015
Texas Utilities Co.
10/01/02                                                             6.200%             2,000,000              2,051,814
U.S. West Capital Funding, Inc.
07/15/05                                                             6.250%             5,000,000              4,957,800
                                                                                                        ----------------

TOTAL UTILITIES                                                                                               16,566,243
                                                                                                        ----------------

TOTAL CORPORATE BONDS & NOTES                                                                                 94,006,516
 (Cost $91,907,684)                                                                                     ----------------

    The accompanying notes are an integral part of the financial statements.

Due                                                                                     Principal                  Value
Date                                                                Coupon                 Amount                (Note 1)
----                                                                ------              ---------                --------
MONEY MARKET MUTUAL FUND - 0.3%
SSGA Prime Money Market Fund                                                      $       808,184       $        808,184
                                                                                                        ----------------

TOTAL MONEY MARKET MUTUAL FUND                                                                                   808,184
 (Cost $808,184)
                                                                                                        ----------------

TOTAL INVESTMENTS - 100.0%                                                                              $    232,367,494
 (Cost $227,158,579)                                                                                    ================

*Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to a value of $5,031,230 or 2.13% of net assets.

INCOME TAX INFORMATION:

At December 31, 2001, the net unrealized depreciation based on cost for income tax purposes of $227,158,579 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                                                                  $      5,765,113


Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                                                                          (556,198)
                                                                                                        ----------------

Net unrealized depreciation                                                                             $      5,208,915
                                                                                                        ================

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 2001 aggregated $51,193,161 and $54,250,834 respectively. Purchases and sales of U.S. government and agency securities, other than short-term securities, for the six months ended December 31, 2001, aggregated $33,885,181 and $40,055,364, respectively.

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                                                                       Bond Rating         Principal            Value
Date                                                         Coupon         Moody/S&P            Amount          (Note 1)
----                                                         ------         ---------            ------          --------
TENNESSEE MUNICIPAL OBLIGATIONS - 99.0%
GENERAL OBLIGATION BONDS - 55.3%
Anderson County
Rural Elementary School
03/01/08                                                5.150%, FGIC          Aaa/AAA   $       500,000   $      512,055
Bradley County
03/01/10                                                4.250%, FGIC          Aaa/AAA         2,500,000        2,459,250
Chattanooga
11/01/06                                                5.600%                 Aa2/AA           500,000          521,345
05/01/08                                                5.400%, FSA           Aaa/AAA           500,000          519,330
Collierville
Water & Sewer Systems
11/16/01                                                5.500%, MBIA          Aaa/AAA         1,000,000        1,017,700
Crockett County14
04/01/11                                                5.000%, AMBAC          Aaa/NR           500,000          510,820
Franklin City
Special School District
06/01/12                                                5.100%                 Aa3/NR         2,500,000        2,591,900
Franklin County
03/01/13                                                5.250%, MBIA          Aaa/AAA           750,000          763,102
Grundy County
05/01/06                                                5.350%, FGIC          Aaa/AAA           300,000          319,848
Hamilton County
07/01/03                                                5.200%                 Aa1/NR         1,000,000        1,040,940
07/01/05                                                5.400%                 Aa1/NR           500,000          533,340
11/01/09                                                5.000%                 Aa1/NR         3,100,000        3,234,323
11/01/15                                                5.300%                 Aa1/NR         3,535,000        3,632,531
Jackson
03/01/14                                                5.125%, MBIA           Aaa/NR         3,100,000        3,135,464
Johnson City
06/01/08                                                5.600%, FSA           Aaa/AAA           500,000          535,835
06/01/12                                                5.900%, FSA           Aaa/AAA           245,000          264,257
05/01/14                                                5.550%, FGIC          Aaa/AAA         2,250,000        2,322,967
Kingsport
09/01/07                                                5.900%                  A1/A+         1,000,000        1,033,910
Knox County
04/01/08                                                5.100%                  Aa/AA         2,000,000        2,061,240
Knoxville
05/01/07                                                5.250%, MBIA          Aaa/AAA         3,000,000        3,145,230
05/01/08                                                5.300%, MBIA          Aaa/AAA         1,350,000        1,411,600
La Vergne
Water & Sewer
03/01/14                                                5.400%                  A1/NR           500,000          511,925
Lawrenceburg
Public Building Authority
07/01/15                                                5.500%, FSA           Aaa/AAA         1,330,000        1,379,769
Maury County
04/01/07                                                5.125%, AMBAC         Aaa/AAA         2,000,000        2,072,880
Memphis
11/01/10                                                5.200%                  Aa/AA         1,000,000        1,033,500
10/01/11                                                5.125%                 Aa2/AA         1,000,000        1,032,720
07/01/12                                                5.250%                  Aa/AA         3,000,000        3,196,200
04/01/13                                                5.250%                 Aa2/AA         4,000,000        4,147,440
11/01/13                                                5.250%                  Aa/AA         1,000,000        1,023,430
Metropolitan Nashville & Davidson
05/15/07                                                5.700%                  Aa/AA         1,000,000        1,035,310
Monroe County
05/01/06                                                5.250%, FSA            Aaa/NR         1,500,000        1,593,285
Murfreesboro
08/01/04                                                5.500%                  A1/NR         1,000,000        1,021,910

    The accompanying notes are an integral part of the financial statements.

                                        7

Due                                                                       Bond Rating         Principal            Value
Date                                                         Coupon         Moody/S&P            Amount          (Note 1)
----                                                         ------         ---------            ------          --------
Oak Ridge
07/01/08                                                5.400%                  Aa/A+   $     1,000,000   $    1,027,100
07/01/10                                                5.550%                  Aa/A+           500,000          517,130
Putnam County
04/01/05                                                5.250%, MBIA          Aaa/AAA         3,000,000        3,137,850
04/01/07                                                5.100%, MBIA          Aaa/AAA         1,540,000        1,593,746
Rutherford County
04/01/08                                                5.200%                Aa3/AA-         2,000,000        2,105,740
04/01/09                                                5.250%                Aa3/AA-           500,000          533,780
04/01/14                                                5.000%                 Aa2/AA         5,000,000        5,054,950
Sevier County
04/01/08                                                5.250%, FGIC          Aaa/AAA           750,000          764,340
Shelby County
04/01/09                                                5.500%                Aa3/AA+         1,125,000        1,184,591
06/01/09                                                5.625%                Aa2/AA+         1,000,000        1,081,410
11/01/09                                                5.300%                Aa2/AA+         3,000,000        3,222,510
03/01/10                                                5.500%                Aa3/AA+         2,000,000        2,142,240
04/01/10                                                5.500%                Aa2/AA+           750,000          792,323
04/01/14                                                5.625%                Aa3/AA+           500,000          541,215
04/01/14                                                5.625%                 NR/AA+         1,500,000        1,548,015
05/01/14                                                4.700%                Aa3/AA+         2,000,000        1,965,000
Tennessee State
03/01/07                                                5.400%                Aa1/AA+         1,740,000        1,860,530
05/01/11                                                5.000%                Aa1/AA+         4,000,000        4,156,880
05/01/13                                                5.300%                Aa1/AA+           750,000          780,795
Tipton County
04/01/12                                                5.250%, AMBAC          Aaa/NR           500,000          513,775
Warren County
06/01/12                                                5.000%, MBIA           Aaa/NR         1,845,000        1,902,343
Weakley County
05/01/09                                                5.000%, FGIC          Aaa/AAA           350,000          357,060
White House
02/01/12                                                5.300%, MBIA          Aaa/AAA         1,000,000        1,017,230
Williamson County
04/01/06                                                5.500%                 Aa1/NR         2,000,000        2,082,680
03/01/11                                                6.000%                 Aa1/NR         1,000,000        1,110,060
04/01/12                                                5.000%                 Aa1/NR         2,500,000        2,576,650
03/01/13                                                5.000%                 Aa1/NR         1,500,000        1,529,730
03/01/14                                                5.000%                 Aa1/NR         2,000,000        2,024,800
03/01/15                                                5.150%                 Aa1/NR         1,500,000        1,522,860
Wilson County
04/01/07                                                5.250%                 Aa1/NR         1,000,000        1,036,820
                                                                                                          --------------

TOTAL GENERAL OBLIGATION BONDS                                                                                99,299,509
                                                                                                          --------------

REVENUE BONDS - 43.7%
HEALTH & EDUCATION - 22.5%
Anderson County Methodist
Medical Center
07/01/05                                                5.500%                  A1/NR         1,400,000        1,425,774
07/01/08                                                5.700%                  A1/NR         1,000,000        1,015,150
Blount County
07/01/09                                                5.250%                Baa1/NR         2,765,000        2,724,659
Bristol
Memorial Hospital
09/01/13                                                5.125%, FGIC          Aaa/AAA         1,500,000        1,512,570

Chattanooga-Hamilton
10/01/04                                                5.375%, FSA           Aaa/AAA   $     2,000,000   $    2,116,440
Franklin County
09/01/09                                                4.750%                  NR/A+         2,150,000        2,195,559
Jackson
04/01/06                                                5.300%                  A1/A+         1,000,000        1,049,790
04/01/07                                                5.300%                  A1/A+         2,000,000        2,089,020
04/01/10                                                5.500%, AMBAC         Aaa/AAA           400,000          417,136
Johnson City
07/01/09                                                5.125%, MBIA           NR/AAA         5,705,000        6,011,187
Knox County
04/01/05                                                4.875%                Baa1/NR         2,600,000        2,629,718
Knox County
Baptist Health
04/15/11                                                5.500%, CONLEE         NR/AAA         3,000,000        3,137,730
Knox County
Ft. Sanders
01/01/13                                                6.250%, MBIA          Aaa/AAA         1,000,000        1,110,980
01/01/14                                                5.750%, MBIA          Aaa/AAA         1,000,000        1,072,630
01/01/15                                                5.250%                Aaa/AAA         2,175,000        2,216,064
Metropolitan Nashville & Davidson
Vanderbilt University
07/01/14                                                5.375%                 Aa3/AA         1,000,000        1,035,660
05/01/16                                                5.600%                 Aa3/AA         2,600,000        2,706,834
Shelby County
Methodist Health Systems, Inc.
08/01/12                                                5.500%, MBIA          Aaa/AAA         2,000,000        2,060,780
Sullivan County
Holston Valley Healthcare
02/15/13                                                5.750%, MBIA          Aaa/AAA         1,200,000        1,251,072
Tennessee State School
Board Authority
05/01/11                                                5.500%                  A1/AA           500,000          528,235
Wilson County
03/30/07                                                5.000%, FSA            Aaa/NR         2,000,000        2,083,000

TOTAL HEALTH & EDUCATION                                                                                      40,389,988

HOUSING - 1.0%
Metropolitan Nashville & Davidson
Multi-Family Housing
02/01/21                                                5.200, FSA%            NR/AAA         1,000,000        1,041,510
Tennessee Housing
Development Agency
01/01/11                                                5.800%                 Aa2/AA           400,000          421,856
07/01/13                                                5.800%                 Aa2/AA           350,000          359,657
                                                                                                          --------------

TOTAL HOUSING                                                                                                  1,823,023
                                                                                                          --------------

INDUSTRIAL DEVELOPMENT - 0.4%
Memphis - Shelby County
03/15/05                                                5.400%                 NR/AA-           650,000          676,227
                                                                                                          --------------

    The accompanying notes are an integral part of the financial statements.

                                        8

Due                                                                       Bond Rating         Principal            Value
Date                                                         Coupon         Moody/S&P            Amount          (Note 1)
----                                                         ------         ---------            ------          --------
STATE AUTHORITY - 3.4%
Tennessee State Local
Development Authority
10/01/02                                                5.600%                    A/A   $       400,000   $      410,804
03/01/05                                                5.500%                 A2/AA-         2,500,000        2,622,350
03/01/14                                                5.125, MBIA%          Aaa/AAA         2,000,000        2,025,660
10/01/14                                                6.450%                    A/A         1,000,000        1,108,530
                                                                                                          --------------

TOTAL STATE AUTHORITY                                                                                          6,167,344
                                                                                                          --------------

UTILITY - 16.4%
Clarksville
Water, Sewer & Gas
02/01/10                                                5.300, MBIA%           Aaa/NR           900,000          971,838
Dickson
Electric
09/01/11                                                5.625, MBIA%          Aaa/AAA         1,000,000        1,075,910
Fayetteville
Electric
04/01/11                                                5.250%                   A/NR         1,750,000        1,788,517
Harpeth Valley
Utility District
09/01/03                                                5.250%                   A1/A         1,000,000        1,044,370
09/01/06                                                5.500%                   A1/A           500,000          524,060
09/01/11                                                5.500%                   A1/A         1,650,000        1,703,856
Johnson City
Electric
05/01/10                                                5.400, MBIA%          Aaa/AAA           500,000          516,680
05/01/12                                                5.100, MBIA%          Aaa/AAA         1,500,000        1,528,290
Knox Chapman
Water & Sewer
01/01/04                                                5.500, MBIA%          Aaa/AAA           475,000          497,415
Knoxville
Electric
07/01/12                                                5.700%                 Aa3/AA           500,000          515,010
Knoxville
Gas
03/01/14                                                5.350%                 Aa3/AA         2,760,000        2,935,288
La Follette
Electric
06/01/11                                                5.800, AMBAC%         Aaa/AAA           430,000          471,916
03/01/15                                                5.250, AMBAC%          Aaa/NR         1,000,000        1,012,080
Lawrenceburg
Electric
07/01/06                                                5.200, MBIA%          Aaa/AAA           345,000          366,528
Lenoir City
Electric
06/01/07                                                5.000, AMBAC%          Aaa/NR         2,000,000        2,080,540
Madison
Utility District
02/01/10                                                5.600, MBIA%          Aaa/AAA           500,000          527,845
Memphis
Sanitation Sewer System
01/01/05                                                5.250%                Aa2/AA+         2,250,000        2,369,407
Metropolitan Nashville & Davidson
Electric
05/15/15                                                5.125%                 Aa3/AA         1,000,000        1,011,810
Metropolitan Nashville & Davidson
Water & Sewer
01/01/08                                                5.000, FGIC%          Aaa/AAA         4,000,000        4,148,640
01/01/13                                                5.200, FGIC%          Aaa/AAA         1,500,000        1,549,485

Rutherford County
Water Works
02/01/11                                                5.100, FGIC%           Aaa/NR   $       500,000   $      514,170
Sevier County
09/01/06                                                5.500, AMBAC%         Aaa/AAA           775,000          823,562
09/01/10                                                5.400, AMBAC%         Aaa/AAA           500,000          516,095
Sevier County
Gas
05/01/11                                                5.400, AMBAC%          Aaa/NR         1,000,000        1,039,730
                                                                                                          --------------

TOTAL UTILITY                                                                                                 29,533,042
                                                                                                          --------------

TOTAL REVENUE BONDS                                                                                           78,589,624
                                                                                                          --------------

TOTAL TENNESSEE MUNICIPAL OBLIGATIONS                                                                        177,889,133
 (Cost $173,875,421)                                                                                      --------------

OTHER STATE MUNICIPAL OBLIGATIONS - 1.0% GENERAL OBLIGATION BONDS - 0.5% Harris
County, Texas
08/15/15                                                      6.500%           Aa2/AA           785,000          820,388
                                                                                                          --------------

REVENUE BONDS
TRANSPORTATION - 0.5%
Indianapolis
Public Improvement Transportation
07/01/10                                                      6.000%           Aa/AA-           950,000        1,010,458
                                                                                                          --------------

TOTAL OTHER STATE MUNICIPAL OBLIGATIONS                                                                        1,830,846
 (Cost $1,748,428)                                                                                        --------------

TOTAL INVESTMENTS - 100.0%                                                                                $  179,719,979
 (Cost $175,623,849)                                                                                      ==============

The Portfolio had the following insurance concentration of 10% or greater at December 31, 2001 (as a percentage of net assets):

       MBIA     19.8%

    The accompanying notes are an integral part of the financial statements.

INCOME TAX INFORMATION:

At December 31, 2001, the net unrealized depreciation based on cost for income tax purposes of $175,623,849 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                                             $    4,741,496

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                                                 (645,366)
                                                                                                          --------------

Net unrealized depreciation                                                                               $    4,096,130
                                                                                                          ==============

Tennessee Tax-Free Portfolio had designated all dividends paid during the six months ended December 31, 2001, as exempt-interest dividends. Thus, 100% of these distributions are exempt from federal income tax.

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 2001, aggregated $10,323,416 and $15,197,037 respectively.

RATINGS:

The Moody's and S&P ratings are believed to be the most recent ratings at December 31, 2001.

U.S. TREASURY MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001 (Unaudited)
(Showing Percentage of Total Value of Investments)

                                                                                       Principal/maturity          Value
                                                                                             Amount              (Note 1)
                                                                                             ------              --------
U.S. GOVERNMENT OBLIGATIONS - 63.4%
U.S. TREASURY NOTES - 6.3%
11/30/02                                                                5.750%        $   1,000,000        $   1,034,172
11/30/02                                                                5.623%              500,000              516,432
                                                                                                           -------------

TOTAL U.S. TREASURY NOTES                                                                                      1,550,604
                                                                                                           -------------

U.S. TREASURY BILLS - 57.1%
01/24/02                                                                1.715%            4,000,000            3,995,626
01/24/02                                                                1.710%           10,000,000            9,989,066
                                                                                                           -------------

TOTAL U.S. TREASURY BILLS                                                                                     13,984,692
                                                                                                           -------------

TOTAL U.S GOVERNMENT OBLIGATIONS                                                                              15,535,296
                                                                                                           -------------

REPURCHASE AGREEMENTS - 36.6%
Shearson Lehman, 1.60%,
dated 12/31/01, due 01/02/02,
collaterized by $3,060,000 U.S. Treasury
Bond, 7.50%, due 11/15/16                                                                 3,000,267            3,000,000

Greenwich, 1.65%,
dated 12/31/01, due 01/02/02,
collaterized by $3,061,476 U.S. Treasury
Bill, 0.00%, due 03/14/02                                                                 3,000,275            3,000,000

STATE STREET, 1.60%,
DATED 12/31/01, DUE 01/02/02,
COLLATERIZED BY $3,035,037 U.S. TREASURY
BOND, 6.00%, DUE 02/15/26                                                                 2,972,264            2,972,000
                                                                                                           -------------

TOTAL REPURCHASE AGREEMENTS                                                                                    8,972,000
                                                                                                           -------------

TOTAL INVESTMENTS -100.0%                                                                                  $  24,507,296
                                                                                                           =============

INCOME TAX INFORMATION:

Total cost for federal income tax purposes - $24,507,296

As of June 30, 2001, the U.S. Treasury Money MarketPortfolio had capital loss carry-overs of approximately $8,010 and $2,755 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2006 and June 30, 2007, respectively.

The U.S. Treasury Portfolio intends to elect to defer to its fiscal year ending June 30, 2002, $530 of losses recognized during the period November 1, 2000 to June30, 2001.

      The accompanying notes are integral part of the financial statements.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                                                      Discount Rate or              Principal                  Value
Date                                                     Coupon Rate                    Amount                   (Note 1)
----                                                     -----------                    ------                   --------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 74.3%
FEDERAL FARM CREDIT BANK - 3.2%
05/13/02                                                            6.920%          $   1,000,000          $   1,009,392
09/04/02                                                            3.450%              3,000,000              2,997,689
                                                                                                           -------------

TOTAL FEDERAL FARM CREDIT BANK                                                                                 4,007,081
                                                                                                           -------------

FEDERAL HOME LOAN BANK - 9.1%
02/01/02                                                            6.750%              2,000,000              2,002,764
03/26/02                                                            4.500%              3,605,000              3,608,839
08/20/02                                                            1.817%              2,000,000              1,999,716
12/27/02                                                            2.250%              4,000,000              4,000,000
                                                                                                           -------------

TOTAL FEDERAL HOME LOAN BANK                                                                                  11,611,319
                                                                                                           -------------

FEDERAL HOME LOAN MORTGAGE CORP. - 29.0%
01/22/02                                                            1.760%             20,000,000             19,979,467
02/15/02                                                            3.367%                350,000                348,527
03/07/02                                                            1.800%              5,000,000              4,983,750
03/28/02                                                            1.750%              5,000,000              4,979,097
04/10/002                                                           6.780%              2,615,000              2,629,833
11/07/02                                                            2.150%              1,000,000                983,230
11/07/02                                                            1.880%              3,000,000              2,949,689
                                                                                                           -------------

TOTAL FEDERAL HOME LOAN MRTG. CORP.                                                                           36,853,593
                                                                                                           -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 22.0%
03/07/02                                                            1.750%              5,000,000              4,984,337
03/07/02                                                            1.720%              5,000,000              4,984,337
03/21/02                                                            1.525%              5,000,000              5,000,000
07/05/02                                                            3.950%              1,500,000              1,499,662
08/09/02                                                            3.375%              1,000,000                979,375
08/15/02                                                            6.750%              3,500,000              3,562,226
11/15/02                                                            2.400%              1,000,000                978,800
12/05/02                                                            1.986%              5,000,000              4,998,492
01/10/03                                                            2.260%              1,000,000                999,431
                                                                                                           -------------

TOTAL FEDERAL NAT'L  MORTGAGE ASSOC.                                                                          27,986,660
                                                                                                           -------------

STUDENT LOAN MARKETING ASSOCIATION - 11.0%
01/25/02                                                            1.980%              5,000,000              4,993,400
06/12/02                                                            2.142%              5,000,000              4,999,778
07/02/02                                                            2.110%              4,000,000              3,999,801
                                                                                                           -------------

TOTAL STUDENT LOAN  MARKETING ASSOC.                                                                          13,992,979
                                                                                                           -------------

TOTAL U.S. GOVERNMENT &
  AGENCY OBLIGATIONS                                                                                          94,451,632
                                                                                                           -------------

Due                                                      Discount Rate or                Maturity                 Value
Date                                                     Coupon Rate                      Amount                (Note 1)
----                                                     -----------                      ------                --------
REPURCHASE AGREEMENTS - 25.7%
Shearson Lehman, 1.75%,
dated 12/31/01, due 01/02/02,
collaterized by $20,599,853
Federal Home Loan Bank,
6.75%, due 06/15/02                                                                 $  20,001,944          $  20,000,000

State Street, 1.65%,
dated 12/31/01, due 01/02/02,
collaterized by $13,094,830
Federal Home Loan Mortgage Corporation,
4.50%, due 06/15/03                                                                    12,712,165             12,711,000
                                                                                                           -------------

TOTAL REPURCHASE AGREEMENT                                                                                    32,711,000
                                                                                                           -------------

TOTAL INVESTMENTS - 100.0%                                                                                 $ 127,162,632
                                                                                                           =============

INCOME TAX INFORMATION:
Total cost for federal income tax purposes - $127,162,632

As of June 30, 2001, the U.S. Government Money Market Portfolio had capital loss carry-overs of approximately $7,014, $919, $6,010 and $3,440 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2005, June 30, 2006, June 30, 2008, and June 30, 2009, respectively.

The U.S. Government Money Market Portfolio intends to elect to defer to its fiscal year ending June 30, 2001, $557 of losses recognized during the period November 1, 2000 to June 30, 2001.

    The accompanying notes are an integral part of the financial statements.

MUNICIPAL MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001
(Showing Percentage of Total Value of Investments)

Due                                                         Discount Rate or          Principal               Value
Date                                                        Coupon Rate                Amount                (Note 1)
----                                                        -----------                ------               --------
MUNICIPAL BONDS & NOTES - 100.0%
ALABAMA - 4.7%
Alabama Housing Financial Authority
01/02/02                                                         1.650%*            $   500,000            $   500,000
Jefferson County
01/01/02                                                         1.900%*              3,400,000              3,400,000
                                                                                                           -----------

                                                                                                             3,900,000
                                                                                                           -----------
ARKANSAS -0.6%
Arkansas Hospital Equipment
Financial Authority
01/03/02                                                         1.710%*                500,000                500,000
                                                                                                           -----------

ARIZONA - 2.0%
Apache County Industrial Development
01/02/02                                                         1.600%*              1,600,000              1,600,000
                                                                                                           -----------

CALIFORNIA - 1.8%
Orange County Sanitation District
01/02/02                                                         1.700%*              1,500,000              1,500,000
                                                                                                           -----------

COLORADO - 0.9%
Colorado Educational & Cultural Facilities
01/03/02                                                         1.750%*                715,000                715,000
                                                                                                           -----------

FLORIDA - 0.8%
Brevard County School Board Certificates
07/01/02                                                         6.500%                 400,000                416,785
Dade County Professional Sports
Franchise Faciltiy
10/01/22                                                         6.000%                 160,000                167,516
Jacksonville Excise Tax Revenue
10/01/02                                                         6.000%                 100,000                102,913
                                                                                                           -----------

                                                                                                               687,214
                                                                                                           -----------

GEORGIA - 6.4%
Cobb County Housing Authority
Post Bridge Project
01/02/02                                                         1.650%*              1,550,000              1,550,000
Fulton County Development Authority
01/02/02                                                         1.650%*              2,000,000              2,000,000
01/02/02                                                         1.650%*              1,000,000              1,000,000
Smyrna Housing Authority
Villages Project
01/02/02                                                         1.650%*                700,000                700,000
                                                                                                           -----------
                                                                                                             5,250,000
                                                                                                           -----------

ILLINOIS - 0.3%
Cook County
11/15/02                                                         6.100%                 250,000                258,786
                                                                                                           -----------
INDIANA - 7.6%
East Allen Multi School Building
07/10/02                                                         4.000%                 525,000                530,698
Greensburg Community Schools
12/31/02                                                         2.750%                 500,000                503,890
Hendricks County Industrial
Redevelopment
01/03/02                                                         1.800%               1,000,000              1,000,000
Indiana State Educational
Facilities Authority
01/02/02                                                         1.700%*              1,300,000              1,300,000

Indiana University
01/02/02                                                         1.600%             $ 2,600,000            $ 2,600,000
Shelby County Jail Building
07/15/02                                                         6.100%                 300,000                308,449
                                                                                                           -----------
                                                                                                             6,243,037
                                                                                                           -----------
IOWA - 2.4%
Des Moines Community Development
01/03/02                                                         1.850%*              2,000,000              2,000,000
                                                                                                           -----------

KENTUCKY - 2.4%
McCeary County Industrial Building
01/03/02                                                         2.000%*              2,000,000              2,000,000
                                                                                                           -----------

LOUISIANA - 5.7%
Louisiana Public Hospital
01/02/02                                                         1.600%*              3,350,000              3,350,000
01/02/02                                                         1.600%*              1,300,000              1,300,000
                                                                                                           -----------
                                                                                                             4,650,000
                                                                                                           -----------

MARYLAND - 1.2%
Montgomery County
Economic Development
01/02/02                                                         1.710%*                980,000                980,000
                                                                                                           -----------

MASSACHUSETTS - 2.6%
Holliston
05/24/02                                                         3.750%               1,000,000              1,003,803
Massachusetts State
01/03/02                                                         1.550%*              1,000,000              1,000,000
Massachusetts State Health Authority
07/01/02                                                         6.500%                 165,000                170,499
                                                                                                           -----------

                                                                                                             2,174,302
                                                                                                           -----------

MICHIGAN - 4.2
Detroit Sewage Disposal
01/02/02                                                         1.550%*              1,900,000              1,900,000
Farmington Hills Hospital
02/15/02                                                         6.500%                 500,000                512,251
Grand Valley University
01/03/02                                                         1.670%*              1,000,000              1,000,000
                                                                                                           -----------

                                                                                                             3,412,251
                                                                                                           -----------

MINNESOTA - 3.8%
Minneapolis
01/03/02                                                         1.600%*                700,000                700,000
01/03/02                                                         1.600%*                510,000                510,000
01/03/02                                                         1.600%*                400,000                400,000
01/03/02                                                         1.600%*                400,000                400,000
01/03/02                                                         1.600%*                225,000                225,000
01/03/02                                                         1.600%*                215,000                215,000
01/03/02                                                         1.600%*                100,000                100,000
Ramsey County
02/01/02                                                         5.250%                 575,000                576,045
                                                                                                           -----------

                                                                                                             3,126,045
                                                                                                           -----------

MISSISSIPPI - 0.4%
Mississippi State Lease Certificates
10/15/02                                                         3.000%                 325,000                327,499
                                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

                                       12

Due                                                         Discount Rate or          Principal               Value
Date                                                        Coupon Rate                Amount                (Note 1)
----                                                        -----------                ------               --------
MISSOURI - 5.3%
Missouri State Environmental
Improvement
01/02/02                                                         1.750%*            $ 3,300,000            $ 3,300,000
Missouri State Financial Board Faciity
04/01/02                                                         2.300%                 700,000                700,000
Missouri State Utilities Lease
12/01/22                                                         1.650%                 400,000                400,000
                                                                                                           -----------

                                                                                                             4,400,000
                                                                                                           -----------

NEVADA - 2.7%
Clark County Airport Authority
01/02/02                                                         1.550%*              2,244,000              2,244,030
                                                                                                           -----------

NEW JERSEY - 5.0%
Bridgewater
10/11/02                                                         2.450%                 270,000                270,795
Butler
09/06/02                                                         3.100%                 500,000                501,987
Kinnelon
03/07/02                                                         3.750%                 904,700                905,324
Maywood
06/14/02                                                         3.500%                 500,000                501,747
Montgomery
12/04/02                                                         3.000%                 500,000                505,120
Morris County
11/01/02                                                         2.750%                 421,500                423,908
Secaucus
01/18/02                                                         3.300%               1,000,000              1,000,241
                                                                                                           -----------

                                                                                                             4,109,122
                                                                                                           -----------

NEW MEXICO - 1.2%
New Mexico State Hospital Equipment
01/02/02                                                         1.850%*              1,000,000              1,000,000
                                                                                                           -----------

NEW YORK - 1.2%
New York City
Housing Agency
01/02/02                                                         1.450%*              1,000,000              1,000,000
                                                                                                           -----------

NORTH CAROLINA - 4.2%
Charlotte Mecklenberg Hospital
01/03/02                                                         1.550%*                315,000                315,000
North Carolina Medical Care
Community Hospital - Duke
01/03/02                                                         1.700%*                130,000                130,000
North Carolina Medical Care
Community Hospital - Park Ridge
01/03/02                                                         1.650%*              1,800,000              1,800,000
University of North Carolina
Chapel Hill Hospital
01/02/02                                                         1.900%*              1,200,000              1,200,000
                                                                                                           -----------

                                                                                                             3,445,000
                                                                                                           -----------

OHIO - 7.3%
American Municipal Power
11/26/02                                                         2.300%                 575,000                575,000
Cuyahoga County Hospital
01/02/02                                                         1.600%*                410,000                410,000
01/02/02                                                         1.650%*                290,000                290,000

Fairfield County Industrial
Development Authority
10/10/02                                                         2.590%             $   500,000            $   501,549
Forest Park
02/11/02                                                         3.250%                 875,000                876,062
Hamilton County Healthcare
01/04/02                                                         1.670%*                900,000                900,000
Marion County
12/01/02                                                         3.000%                 340,000                342,444
Milford School District
01/17/02                                                         3.210%                 500,000                500,125
Montgomery County Health Care Facility
01/03/02                                                         1.800%*                230,000                230,000
Muskingum County
05/30/02                                                         3.210%                 500,000                500,417
Wilmington
01/15/02                                                         3.350%                 855,000                855,092
                                                                                                           -----------

                                                                                                             5,980,689
                                                                                                           -----------

PENNSYLVANIA - 3.2%
Luzerne County Convention Center
01/03/02                                                         1.600%*              1,790,000              1,790,000
Pennsylvania State Higher Education
01/02/02                                                         1.600%*                300,000                300,000
01/02/02                                                         1.600%*                200,000                200,000
Washington County Equipment Lease
01/02/02                                                         1.800%*                380,000                380,000
                                                                                                           -----------

                                                                                                             2,670,000
                                                                                                           -----------
RHODE ISLAND - 1.8%
North Providence
08/08/02                                                         3.000%               1,500,000              1,502,626
                                                                                                           -----------

SOUTH CAROLINA - 2.1%
Charleston County School District
02/01/02                                                         4.000%                 300,000                300,185
Piedmont Power Agency
01/02/02                                                         1.550%*              1,400,000              1,400,000
                                                                                                           -----------

                                                                                                             1,700,185
                                                                                                           -----------
TENNESSEE - 8.1%
Chattanooga Health, Education
& Housing Baylor
01/02/02                                                         1.650%*                820,000                820,000
Clarksville Public Building Authority
01/03/02                                                         1.600%*              1,150,000              1,150,000
Memphis
01/02/02                                                         1.650%*                900,000                900,000
Metro. Gov't Nashville
05/15/08                                                         5.800%                 100,000                103,603
Metro. Gov't Nashville Airport
01/02/02                                                         1.650%*                800,000                800,000
Metro. Gov't Nashville Health
& Education
01/15/02                                                         3.700%               1,000,000              1,000,000
Shelby County
02/13/02                                                         2.500%               1,000,000              1,000,000
Washington County Industrial
Development Springbrook Property
01/02/02                                                         1.650%*                910,000                910,000
                                                                                                           -----------

                                                                                                             6,683,603
                                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

                                       13

Due                                                         Discount Rate or          Principal               Value
Date                                                        Coupon Rate                Amount                (Note 1)
----                                                        -----------                ------               --------
TEXAS - 3.1%
Arlington
08/15/02                                                         2.900%             $   500,000            $   503,645
Houston
03/01/02                                                         5.900%                 300,000                301,736
Houston Water & Sewer Systems
12/01/02                                                         5.900%                 200,000                210,796
Texas State
10/01/02                                                         6.100%                 500,000                515,046
Texas State Tax & Revenue
08/29/02                                                         3.750%               1,000,000              1,007,886
                                                                                                           -----------

                                                                                                             2,539,109
                                                                                                           -----------
VERMONT - 1.0%
Burlington
11/01/02                                                         3.000%                 810,000                815,293
                                                                                                           -----------

VIRGINIA - 0.7%
Fairfax County Industrial Development Authority
01/02/02                                                         1.660%*                250,000                250,000
Hampton Housing Authority
01/02/02                                                         1.500%*                350,000                350,000
                                                                                                           -----------

                                                                                                               600,000
                                                                                                           -----------

WASHINGTON, D.C. - 1.8%
District of Columbia Revenue
01/02/02                                                         1.650%*              1,500,000              1,500,000
                                                                                                           -----------

WASHINGTON - 0.7%
Washington State Public Power Supply
07/01/02                                                         6.250%                 280,000                292,318
07/01/17                                                         6.250%                 295,000                304,412
                                                                                                           -----------

                                                                                                               596,730
                                                                                                           -----------
WISCONSIN - 2.8%
Pleasant Prairie
01/03/02                                                         2.150%*                800,000                800,000
Waukesha School District
08/21/02                                                         3.000%               1,500,000              1,503,528
                                                                                                           -----------

                                                                                                             2,303,528
                                                                                                           -----------

TOTAL MUNICIPAL BONDS & NOTES                                                                               82,414,049
                                                                                                           -----------

TOTAL INVESTMENTS                                                                                          $82,414,049
                                                                                                           ===========

* Floating or variable rate security - rate disclosed as of December 31, 2001. Maturity date represents the next interest rate reset date.

INCOME TAX INFORMATION:
Total cost for federal income tax purposes - $82,414,049

As of June 30, 2001, the Municipal Money MarketPortfolio had capital loss carry-overs of approximately $3,010, $897 and $3,392 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2002, June 30, 2006, June 30, 2009, respectively.

The Municipal Money Market Portfolio had designated all dividends paid during the six months ended December 31, 2001, as exempt-interest dividends. Thus, 100% of these distributions are exempt from federal income tax.

CASH RESERVE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                                                           Discount Rate or      Principal/maturity           Value
Date                                                          Coupon Rate                 Amount                (Note 1)
----                                                          -----------                 ------               --------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 17.7%
FEDERAL HOME LOAN BANK DISCOUNT NOTE - 1.5%

12/27/02                                                            2.250%          $   5,000,000          $   5,000,000
                                                                                                           -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT
   NOTE  - 6.4%
02/15/02                                                            3.740%              6,196,000              6,167,034
03/20/02                                                            3.475%              5,000,000              4,962,354
03/27/02                                                            3.740%              5,000,000              4,955,847
05/15/02                                                            5.500%              5,000,000              5,036,837
                                                                                                           -------------

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION DISCOUNT NOTE                                                                                     21,122,072
                                                                                                           -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT
   NOTE  - 9.8%
03/21/02                                                            2.350%             20,000,000             19,896,861
05/16/02                                                            1.720%              7,440,000              7,392,012
11/15/02                                                            2.400%              5,000,000              4,894,000
                                                                                                           -------------

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION DISCOUNT NOTE                                                                                     32,182,873
                                                                                                           -------------

TOTAL U.S. GOVERNMENT &
AGENCY OBLIGATIONS                                                                                            58,304,945
                                                                                                           -------------

COMMERCIAL PAPER - 25.9%
ASSET-BACKED SECURITIES - 14.5%
Amstel Funding Corp.
02/26/02                                                            1.950%              5,000,000              4,984,833
Atlantis One Funding Corp.
01/23/02                                                            1.960%              7,700,000              7,690,777
CC USA, Inc.
03/14/02                                                            2.100%              5,000,000              4,979,000
04/02/02                                                            2.080%              5,000,000              4,973,711
Edison Asset Securitization
02/07/02                                                            1.800%             12,000,000             11,977,800
Four Winds Funding Corp.
01/11/02                                                            2.030%             13,000,000             12,992,670
                                                                                                           -------------

                                                                                                              47,598,791
                                                                                                           -------------
BANKS - 3.0%
Depfa Bank Eurpore
03/08/02                                                            1.910%             10,000,000              9,964,983
                                                                                                           -------------

BROKER/DEALER - 1.8%
Goldman Sachs Group, Inc.
04/30/02                                                            3.740%              6,000,000              6,000,000
                                                                                                           -------------

CONSUMER NON-CYCLICAL - 1.5%
Archer-Daniels-Midland Co.
04/02/02                                                            1.850%              5,000,000              4,976,618
                                                                                                           -------------

INSURANCE - 5.1%
Marsh USA, Inc.
01/25/02                                                            1.950%             10,000,000              9,987,000
Metlife Funding, Inc.
01/25/02                                                            1.950%              6,894,000              6,885,038
                                                                                                           -------------

                                                                                                              16,872,038
                                                                                                           -------------
TOTAL COMMERCIAL PAPER                                                                                        85,412,430
                                                                                                           -------------

     The accompanying notes are an integral part of the financial statements

                                       14

Due                                                            Discount Rate or       Principal/Maturity        Value
Date                                                           Coupon Rate               Amount                (Note 1)
----                                                           -----------               ------               --------
CERTIFICATES OF DEPOSIT - 6.1%
BANKS - 6.1%
Natexis Banque
02/19/02                                                            1.850%          $  10,000,000          $  10,000,000
National City Bank
09/06/02                                                            3.602%              5,000,000              5,000,000
Westdeutsche Landesbank
11/13/02                                                            2.035%              5,000,000              4,987,045
                                                                                                           -------------

TOTAL CERTIFICATES OF DEPOSIT                                                                                 19,987,045
                                                                                                           -------------

VARIABLE RATE NOTES - 26.6%
BANKS - 2.8%
First Union Corp.
05/09/02                                                            2.150%              9,100,000              9,105,596
                                                                                                           -------------

Broker/Dealer - 6.8%
Goldman Sachs Group, Inc.
05/24/02                                                            2.051%              3,845,000              3,847,531
Merrill Lynch & Co., Inc.
04/02/02                                                            2.640%             10,000,000             10,004,103
Morgan Stanley Group, Inc.
01/15/03                                                            7.125%              8,127,000              8,504,216
                                                                                                           -------------

                                                                                                              22,355,850
                                                                                                           -------------
INDUSTRIAL - 3.0%
Unilever N.V. , plc ADR
10/24/02                                                            2.472%             10,000,000             10,016,289
                                                                                                           -------------

FINANCIAL SERVICES - 12.2%
American Honda Financing Corp.
02/15/02                                                            2.011%             10,000,000             10,000,237
Associates Corp. of North America
02/22/02                                                            2.230%              5,000,000              5,001,310
Caterpillar Financial Services
07/08/02                                                            2.222%              5,000,000              5,004,082
CIT Group, Inc.
05/31/02                                                            2.080%             10,000,000             10,012,106
Heller Financial, Inc.
09/05/02                                                            2.047%             10,000,000             10,013,341
                                                                                                           -------------

                                                                                                              40,031,076
                                                                                                           -------------
INSURANCE - 1.8%
John Hancock Global Funding, 144A*
01/15/02                                                            2.410%              6,000,000              6,000,422
                                                                                                           -------------

TOTAL VARIABLE RATE NOTES                                                                                     87,509,233
                                                                                                           -------------

REPURCHASE AGREEMENTS - 23.7%
State Street, 1.65%, dated 12/31/01, due 01/02/02,
collaterized by $80,384,006 Federal
Home Loan Mortgage Corp., 4.50%,
due 06/15/03                                                                           78,047,154             78,040,000
                                                                                                           -------------

TOTAL REPURCHASE AGREEMENTS                                                                                   78,040,000
                                                                                                           -------------

TOTAL INVESTMENTS - 100.0%                                                                                 $ 329,253,653
                                                                                                           =============

 INCOME TAX INFORMATION:

Total cost for federal income tax purposes - $329,253,653

ADR - American Depositary Receipt

*Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to a value of $6,000,422 or 1.82% of net assets.

     The accompanying notes are an integral part of the financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

                                                                           GROWTH & INCOME         CAPITAL APPRECIATION
                                                                              PORTFOLIO                  PORTFOLIO
                                                                 ------------------------------------------------------
ASSETS:
Investments, at value (cost -see below)(Note 1)                  $             909,305,066    $              48,000,585
Receivable for investments sold                                                  1,663,060                      117,477
Receivable for portfolio shares sold                                             2,315,123                        4,065
Dividends receivable                                                               878,757                        2,654
Interest receivable                                                                101,459                            4
Other assets                                                                        22,760                          554
                                                                 ------------------------------------------------------
     Total assets                                                              914,286,225                   48,125,339
                                                                 ------------------------------------------------------

LIABILITIES:
     Payable for investments purchased                                                   0                    1,203,439
     Payable for portfolio shares redeemed                                           4,732                       18,186
     Accrued management fee                                                        506,818                       32,033
     Accrued administration fee                                                    116,755                        5,726
     Accrued co-administration fee                                                  39,481                        1,976
     Accrued distribution fee                                                       63,147                          855
     Accrued shareholder servicing fee                                              56,924                        1,056
     Other payables and accrued expenses                                           414,452                       53,431
                                                                 ------------------------------------------------------
     Total Liabilities                                                           1,202,309                    1,316,702
                                                                 ------------------------------------------------------
NET ASSETS                                                       $             913,083,916    $              46,808,637
                                                                 ======================================================

NET ASSETS CONSIST OF:
Paid in capital                                                  $             749,358,767    $              53,521,464
(Over)/Undistributed net investment income                                         153,360                     (201,206)
Accumulated net realized gain/(loss) on investments                              4,581,902                  (12,693,166)
Net unrealized appreciation in value of investments                            158,989,887                    6,181,545
                                                                 ------------------------------------------------------
NET ASSETS                                                       $             913,083,916    $              46,808,637
                                                                 ======================================================

COST OF INVESTMENTS                                              $             750,315,179    $              41,819,040
                                                                 ======================================================
NET ASSET VALUE PER SHARE
Net Assets
     Class I                                                     $             667,967,284    $              40,974,720
     Class II                                                    $             143,522,313    $               4,575,148
     Class III                                                   $              85,270,503    $                 566,855
     Class IV                                                    $              16,323,816    $                 691,914
                                                                 ------------------------------------------------------

Shares of beneficial interest outstanding of
     no par value, unlimited shares authorized
     Class I                                                                    34,529,856                    4,415,221
     Class II                                                                    7,427,226                      502,914
     Class III                                                                   4,565,999                       65,013
     Class IV                                                                      862,495                       75,931
                                                                 ------------------------------------------------------

Net Asset Value and redemption price per share
     Class I                                                     $                   19.34    $                    9.28
     Class II                                                    $                   19.32    $                    9.10
     Class III                                                   $                   18.68    $                    8.72
     Class IV                                                    $                   18.93    $                    9.11
                                                                 ------------------------------------------------------

Maximum offering price per share
     Class I (no sales charge)                                   $                   19.34    $                    9.28
     Class II (net asset value plus maximum
       sales charge of 5.75% of offering price)                  $                   20.50    $                    9.66
     Class III (no sales charge)                                 $                   18.68    $                    8.72
     Class IV (no sales charge)                                  $                   18.93    $                    9.11
                                                                 ------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

                                                            BOND               INTERMEDIATE BOND     TENNESSEE TAX-FREE
                                                          PORTFOLIO                PORTFOLIO              PORTFOLIO
                                                  ---------------------------------------------------------------------
ASSETS:
Investments, at value (cost -see below)(Note 1)   $        252,659,008     $       232,367,494     $        179,719,979
Cash                                                                 0                  14,510                  522,100
Receivable for portfolio shares sold                             6,943                 162,979                   48,248
Interest receivable                                          4,460,276               4,523,648                2,725,516
Other assets                                                     3,277                   3,754                    4,197
                                                  ---------------------------------------------------------------------
     Total assets                                          257,129,504             237,072,385              183,020,040
                                                  ---------------------------------------------------------------------

LIABILITIES:
Payable for portfolio shares redeemed                                0                   4,293                   87,277
Accrued management fee                                          61,327                  55,005                   42,713
Accrued administration fee                                      31,973                  30,502                   23,380
Accrued co-administration fee                                   10,654                  10,152                    7,875
Dividends payable                                              411,713                 566,964                  565,371
Accrued distribution fee                                         2,116                     645                    5,050
Accrued shareholder servicing fee                                2,079                   9,030                    2,759
Other payables and accrued expenses                             67,173                  56,080                   55,178
                                                  ---------------------------------------------------------------------
     Total Liabilities                                         587,035                 732,671                  789,603
                                                  ---------------------------------------------------------------------
NET ASSETS                                        $        256,542,469     $       236,339,714     $        182,230,437
                                                  =====================================================================

NET ASSETS CONSIST OF:
Paid in capital                                   $        252,312,024     $       228,944,280     $        177,946,012
(Over)/Undistributed net investment income                    (109,459)                106,972                   32,061
Accumulated net realized gain on
  investments                                                   69,720               2,079,547                  156,234
Net unrealized appreciation in value of
  investment                                                 4,270,184               5,208,915                4,096,130
                                                  ---------------------------------------------------------------------
NET ASSETS                                        $        256,542,469     $       236,339,714     $        182,230,437
                                                  =====================================================================

COST OF INVESTMENTS                               $        248,388,824     $       227,158,579     $        175,623,849
                                                  =====================================================================

NET ASSET VALUE PER SHARE
Net Assets

     Class I                                      $        248,942,493     $       187,185,186     $        162,191,701
     Class II                                     $          6,023,474     $        47,538,218     $         12,716,236
     Class III                                    $          1,576,506     $         1,616,310     $          6,629,925
     Class IV                                                      n/a                     n/a     $            692,575
                                                  ---------------------------------------------------------------------

Shares of beneficial interest outstanding of
     no par value, unlimited shares authorized
     Class I                                                24,607,575              18,196,196               15,841,011
     Class II                                                  596,894               4,620,115                1,239,373
     Class III                                                 155,654                 157,072                  647,002
     Class IV                                                      n/a                     n/a                   67,614
                                                  ---------------------------------------------------------------------

Net Asset Value and redemption price per share
     Class I                                      $              10.12     $             10.29     $              10.24
     Class II                                     $              10.09     $             10.29     $              10.26
     Class III                                    $              10.13     $             10.29     $              10.25
     Class IV                                                      n/a                     n/a     $              10.24
                                                  ---------------------------------------------------------------------

Maximum offering price per share
     Class I (no sales charge)                    $              10.12     $             10.29     $              10.24
     Class II (net asset value plus maximum
       sales charge of 3.75%, 2.50% and 3.75%,
       respectively, of offering price)           $              10.48     $             10.55     $              10.66
     Class III (no sales charge)                  $              10.13     $             10.29     $              10.25
     Class IV (no sales charge)                                    n/a                     n/a     $              10.24
                                                  ---------------------------------------------------------------------

      The accompanying notes are integral part of the financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

                                                 U.S. TREASURY       U.S. GOVERNMENT              MUNICIPAL                CASH
                                                  MONEY MARKET          MONEY MARKET           MONEY MARKET              RESERVE
                                                     PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO
                                            -------------------------------------------------------------------------------------
ASSETS:
Investments, at value (1)(Note 1)           $       24,507,296   $       127,162,632   $        82,414,049   $       329,253,653
Cash                                                       749                    49                31,071                   693
Receivable for investments sold                              0                     0               801,536                     0
Receivable for portfolio shares sold                    51,726                     0                   700                 8,031
Interest receivable                                      7,924               352,421               421,240               743,548
Other assets                                               628                   238                 1,044                 1,916
                                            -------------------------------------------------------------------------------------
          Total assets                              24,568,323           127,515,340            83,669,640           330,007,841
                                            -------------------------------------------------------------------------------------

LIABILITIES:
Payable for investments purchased                            0                     0               503,890                     0
Payable for portfolio shares redeemed                        0                     0                     0                90,579
Dividends payable                                       24,034               216,016                74,069                73,523
Accrued management fee                                   6,831                 9,082                 5,566                21,955
Accrued administration fee                               1,840                 5,671                 3,380                13,643
Accrued co-administration fee                                0                 1,895                 3,383                13,316
Accrued distribution fee                                 3,003                   819                 4,609                59,343
Other payables and accrued expenses                     17,167                 8,305                 9,548                24,325
                                            -------------------------------------------------------------------------------------
          Total Liabilities                             52,875               241,788               604,445               296,684
                                            -------------------------------------------------------------------------------------
NET ASSETS                                  $       24,515,448   $       127,273,552   $        83,065,195   $       329,711,157
                                            =====================================================================================

NET ASSETS CONSIST OF:
Paid in capital                                     24,516,179           127,290,131            83,074,837           329,708,353
Undistributed net investment income                         73                   331                     0                    22
Accumulated net realized gain/(loss)
   on investments                                         (804)              (16,910)               (9,642)                2,782
                                            -------------------------------------------------------------------------------------
NET ASSETS                                          24,515,448           127,273,552            83,065,195           329,711,157
                                            =====================================================================================

NET ASSET VALUE, offering price and
   redemption price per share (2)           $             1.00   $              1.00   $              1.00   $              1.00
                                            =====================================================================================

(1) Including repurchase agreements for the U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios in the amounts of $8,972,000, $32,711,000, $0 and $78,040,000, respectively.

(2)

                                                                              Shares of Beneficial Interest
                                                             Net                Outstanding, (no par value,
                                                           Assets              unlimited shares authorized)
                                                        ----------------------------------------------------
U.S. Treasury Money Market
   Class I                                              $ 18,559,580                           18,558,132
   Class III                                               5,635,683                            5,637,864
   Class IV                                                  320,185                              320,183
U.S. Government Money Market
   Class I                                               124,346,955                          124,363,327
   Class III                                               2,926,597                            2,926,804
Municipal Money Market
   Class I                                                60,974,081                           60,982,580
   Class III                                              22,091,114                           22,092,257
Cash Reserve
   Class I                                                45,619,314                           45,618,293
   Class III                                             284,091,843                          284,090,060

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2001 (Unaudited)

                                                  GROWTH & INCOME  CAPITAL APPRECIATION
                                                     PORTFOLIO         PORTFOLIO
                                                ------------------------------------------
INVESTMENT INCOME:
Dividends                                            $  5,204,923    $    122,747
Interest                                                1,240,273          21,890
                                                ------------------------------------------
          Total investment income                       6,445,196         144,637
                                                ------------------------------------------

EXPENSES:
Management fee (Note 3)                                 2,978,970         183,950
Administration fee (Note 4)                               687,455          32,462
Co-administration fee (Note 4)                            229,152          10,821
Fund accounting/custody fee                                77,090          62,824
Transfer agent fee                                        125,635           5,074
Transfer agent out of pocket fee:
          Class I                                          57,140           6,420
          Class III                                         7,440               0
          Class IV                                            255              94
Blue sky fee:
          Class I                                          11,584           2,020
          Class II                                          5,088           1,380
          Class III                                         3,784             484
          Class IV                                          3,667             627
Distribution fee:
          Class III                                       326,769           2,223
          Class IV                                         73,331           3,137
Shareholder servicing fee:
          Class II                                        165,990           5,359
          Class III                                       108,923             741
Trustees fee                                                9,400           1,480
Registration fee                                                0             552
Audit & tax                                                 8,660           8,376
Legal                                                       1,620           1,464
Reports to shareholders                                     3,260           3,104
Miscellaneous                                              43,019          13,251
                                                ------------------------------------------
          Total expenses before waiver                  4,928,232         345,843
Waiver of expenses (Note 5)                                     0               0
                                                ------------------------------------------
          Net expenses                                  4,928,232         345,843
                                                ------------------------------------------

NET INVESTMENT INCOME/(LOSS)                            1,516,964        (201,206)
                                                ------------------------------------------

Net realized gain/(loss) on investments                 4,688,280      (2,483,801)
Change in net unrealized appreciation/depreciation    (44,117,974)     (1,060,977)
                                                ------------------------------------------
Net loss on investments                               (39,429,694)     (3,544,778)
                                                ------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS           $(37,912,730)   $ (3,745,984)
                                                ==========================================

      The accompanying notes are integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2001 (Unaudited)

                                                 BOND      INTERMEDIATE BOND  TENNESSEE TAX-FREE
                                              PORTFOLIO        PORTFOLIO          PORTFOLIO
                                           -----------------------------------------------------
INTEREST INCOME:                             $  8,064,912    $  6,881,201    $  4,561,445
                                           -----------------------------------------------------

EXPENSES:
Management fee (Note 3)                           715,355         600,788         478,119
Administration fee (Note 4)                       195,097         180,236         143,436
Co-administration fee (Note 4)                     65,032          60,079          47,812
Fund accounting/custody fee                        39,051          31,861          53,157
Transfer agent fee                                 35,523          38,055          30,468
Transfer agent out of pocket fee:
   Class I                                         26,340          21,540           4,320
   Class II                                             0           1,840               0
   Class III                                          168             124               0
   Class IV                                            --              --              58
Blue sky fee:
   Class I                                          4,024           2,524              60
   Class II                                             0               0              60
   Class III                                          320             608              60
   Class IV                                            --              --              86
Distribution fee:
   Class III                                        6,138           5,484          25,213
   Class IV                                            --              --           2,012
Shareholder servicing fee:
   Class II                                         7,623          59,440          16,748
   Class III                                        2,046           1,828           8,406
Trustees fee                                        5,336           4,092           3,987
Audit & tax                                        10,016          10,044           8,480
Legal                                               2,260           1,384           1,260
Reports to shareholders                             6,424           1,380             900
Miscellaneous                                       4,787           4,991           2,520
                                           -----------------------------------------------------
   Total expenses before waiver                 1,125,540       1,026,298         827,162
Waiver of expenses (Note 5)                      (327,207)       (242,143)       (208,059)
                                           -----------------------------------------------------
   Net expenses                                   798,333         784,155         619,103
                                           -----------------------------------------------------

NET INVESTMENT INCOME                           7,266,579       6,097,046       3,942,342
                                           -----------------------------------------------------

Net realized gain on investments                2,346,111       2,007,029         385,182
Change in net unrealized
  appreciation/depreciation                     1,386,864       3,331,018        (808,109)
                                           -----------------------------------------------------

Net gain/(loss) on investments                  3,732,975       5,338,047        (422,927)
                                           -----------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS   $ 10,999,554    $ 11,435,093    $  3,519,415
                                           =====================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2001 (Unaudited)

                                              U.S. TREASURY         U.S. GOVERNMENT          MUNICIPAL
                                              MONEY MARKET           MONEY MARKET          MONEY MARKET           CASH RESERVE
                                                PORTFOLIO              PORTFOLIO             PORTFOLIO              PORTFOLIO
                                            ----------------------------------------------------------------------------------
INTEREST INCOME:                            $    350,906        $     1,611,214         $      842,096         $   4,568,276
                                            ----------------------------------------------------------------------------------

EXPENSES:
Management fee (Note 3)                           16,281                 66,883                 49,214               180,459
Administration fee (Note 4)                        6,262                 25,724                 18,751                69,407
Co-administration fee (Note 4)                     6,262                 25,724                 18,751                69,407
Fund accounting/custody fee:                         284                 18,813                  2,586                24,566
Transfer agent fee                                 3,256                 14,068                  8,343                36,092
Blue sky fee:
     Class I                                         368                  1,161                    184                   183
     Class III                                         0                      0                      0                 3,680
     Class IV                                         39                      -                      -                     -
Distribution fee:
     Class III                                    14,450                  6,903                 54,859               538,913
     Class IV                                        250                      -                      -                     -
Trustees fee                                         508                  1,225                  1,588                 7,042
Registration fee                                     303                    246                  4,920                     0
Audit & tax                                        7,032                  3,496                  5,224                11,020
Legal                                                346                    674                  1,104                 3,247
Reports to shareholders                                0                    551                  1,789                 1,771
Miscellaneous                                      2,361                  6,080                  2,911                 6,232
                                            ----------------------------------------------------------------------------------
     Total expenses before waiver                 58,002                171,548                170,224               952,019
Waiver of expenses (Note 5)                     (19,987)               (38,744)               (45,197)             (302,995)
                                            ----------------------------------------------------------------------------------
     Net expenses                                 38,015                132,804                125,027               649,024
                                            ----------------------------------------------------------------------------------
NET INVESTMENT INCOME                            312,891              1,478,410                717,069             3,919,252
                                            ----------------------------------------------------------------------------------

Net realized gain/(loss) on investments            7,511                    917                (2,340)               (5,756)
                                            ----------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS  $    320,402        $     1,479,327         $      714,729         $   3,913,496
                                            ==================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                      GROWTH & INCOME                               CAPITAL APPRECIATION
                                                          PORTFOLIO                                       PORTFOLIO
                                           -----------------------------------------------------------------------------------
                                           For the Six-Months          For the Year       For the Six-Months     For the Year
                                           Ended December31,          Ended June 30,      Ended December 31,    Ended June 30,
                                            2001 (Unaudited)               2001            2001 (Unaudited)          2001
                                           -----------------------------------------------------------------------------------
OPERATIONS:
   Net investment income/(loss)             $    1,516,964          $    1,661,251         $    (201,206)       $   (255,446)
   Net realized gain/(loss) on
     investments                                 4,688,280             106,318,041            (2,483,801)         (9,828,069)
   Change in net unrealized
     appreciation/depreciation                 (44,117,974)           (111,824,764)           (1,060,977)          4,402,756
                                           -----------------------------------------------------------------------------------
   Net decrease in net assets
     from operations                           (37,912,730)             (3,845,472)           (3,745,984)         (5,680,759)
                                           -----------------------------------------------------------------------------------
DISTRIBUTIONS:
From net investment income:
   Class I                                      (1,640,417)             (1,274,634)                    0                   0
   Class II                                      (189,916)                       0                     0                   0
   Class III                                             0                       0                     0                   0
   Class IV                                              0                       0                     0                   0
From net realized gain:
   Class I                                     (52,653,389)           (105,431,891)                    0         (10,510,021)
   Class II                                    (10,369,812)            (14,966,749)                    0          (1,150,125)
   Class III                                    (6,788,347)            (13,836,189)                    0            (194,213)
   Class IV                                     (1,183,052)              ( 876,305)                    0             (80,538)
                                           -----------------------------------------------------------------------------------
Net decrease in net assets
   from distributions                          (72,824,933)           (136,385,768)                    0         (11,934,897)
                                           -----------------------------------------------------------------------------------
SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares               100,941,824             192,322,195             6,854,957           9,128,123
   Reinvested dividends                         46,497,255              86,571,838                     0          11,345,177
   Cost of shares redeemed                     (81,340,597)           (179,352,748)           (7,692,237)         (2,200,423)
                                           -----------------------------------------------------------------------------------
   Net increase/(decrease) in net
      assets from share transactions            66,098,482              99,541,285              (837,280)         18,272,877
                                           -----------------------------------------------------------------------------------
     Total increase/(decrease) in net          (44,639,181)            (40,689,955)           (4,583,264)            657,221
       assets
NET ASSETS:
   Beginning of period                         957,723,097             998,413,052            51,391,901          50,734,680
                                           -----------------------------------------------------------------------------------
   End of period*                           $  913,083,916          $  957,723,097         $  46,808,637        $ 51,391,901
                                           ===================================================================================

 *Includes (over)/undistributed
      net investment income of              $      153,360          $      466,729         $    (201,206)       $          0

    The accompanying notes are an integral part of the financial statements.

                                       22

                                                            BOND                                  INTERMEDIATE BOND
                                                          PORTFOLIO                                   PORTFOLIO
                                      ----------------------------------------------------------------------------------------
                                        For the Six-Months           For the Year       For the Six-Months       For the Year
                                        Ended December 31,          Ended June 30,      Ended December 31,      Ended June 30,
                                         2001 (Unaudited)                2001            2001 (Unaudited)            2001
                                      ----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                    $    7,266,579          $   14,206,063         $   6,097,046        $ 11,861,217
   Net realized gain/(loss) on
     investments                                 2,346,111                (809,099)            2,007,029           1,936,798

   Change in net unrealized
     appreciation/depreciation                   1,386,864              12,345,396             3,331,018           8,416,753
                                      ----------------------------------------------------------------------------------------
   Net increase in net assets
     from operations                            10,999,554              25,742,360            11,435,093          22,214,768
                                      ----------------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income:
   Class I                                      (7,063,208)            (13,792,853)           (4,903,825)        (10,744,953)
   Class II                                       (164,026)               (329,295)           (1,161,853)         (1,056,778)
   Class III                                       (39,344)                (83,914)              (31,370)            (59,486)
From net realized gain:
   Class I                                      (1,088,622)                      0              (673,748)                  0
   Class II                                        (26,312)                      0              (169,507)                  0
   Class III                                        (6,938)                      0                (5,805)                  0
                                      ----------------------------------------------------------------------------------------
Net decrease in net assets
   from distributions                           (8,388,450)            (14,206,062)           (6,946,108)        (11,861,217)
                                      ----------------------------------------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares                 6,619,854              21,059,026            16,883,495          69,639,250
   Reinvested dividends                          5,466,551               9,251,552             3,012,534           4,919,464
   Cost of shares redeemed                      (8,800,832)            (21,311,402)          (22,856,726)        (61,239,692)
                                      ----------------------------------------------------------------------------------------
   Net increase/(decrease) in net
     assets
     from share transactions                     3,285,573               8,999,176            (2,960,697)         13,319,022
                                      ----------------------------------------------------------------------------------------
     Total increase in net assets                5,896,677              20,535,474             1,528,288          23,672,573

NET ASSETS:
   Beginning of period                         250,645,792             230,110,318           234,811,426         211,138,853
                                      ----------------------------------------------------------------------------------------
   End of period*                           $  256,542,469          $  250,645,792         $ 236,339,714        $234,811,426
                                      ========================================================================================

 *Includes (over)/undistributed
     net investment income of               $     (109,459)         $     (109,460)        $     106,972        $    106,974

    The accompanying notes are an integral part of the financial statements.

                                       23

                                                      TENNESSEE TAX-FREE
                                                           PORTFOLIO
                                      ----------------------------------------------------------------------------------------
                                           For the Six-Months         For the Year
                                           Ended December 31,        Ended June 30,
                                            2001 (Unaudited)              2001
                                      ----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                    $    3,942,342          $    8,014,431
   Net realized gain on investments                385,182                 291,169
   Change in net unrealized
     appreciation/depreciation                    (808,109)              7,032,778
                                           -----------------------------------------------------------------------------------
   Net increase in net assets
     from operations                             3,519,415              15,338,378
                                           -----------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income:
   Class I                                      (3,548,225)             (7,285,929)
   Class II                                       (261,417)               (450,497)
   Class III                                      (122,958)               (269,575)
   Class IV                                         (9,741)                 (8,430)
From net realized gain:
   Class I                                        (291,539)                      0
   Class II                                        (23,295)                      0
   Class III                                       (11,892)                      0
   Class IV                                         (1,222)                      0
                                           -----------------------------------------------------------------------------------
Net decrease in net assets
   from distributions                           (4,270,289)             (8,014,431)
                                           -----------------------------------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares                 6,771,484              16,692,687
   Reinvested dividends                            522,983                 820,433
   Cost of shares redeemed                     (12,823,955)            (28,696,264)
                                           -----------------------------------------------------------------------------------
   Net decrease in net assets
     from share transactions                    (5,529,488)            (11,183,144)
                                           -----------------------------------------------------------------------------------
     Total decrease in net assets               (6,280,362)             (3,859,197)

NET ASSETS:
   Beginning of period                         188,510,799             192,369,996
                                           -----------------------------------------------------------------------------------
   End of period*                           $  182,230,437          $  188,510,799
                                           ===================================================================================

 *Includes undistributed
     net investment income of               $       32,061          $       32,060

    The accompanying notes are an integral part of the financial statements.

                                       24

                                                  U.S. TREASURY MONEY                             U.S. GOVERNMENT MONEY
                                                    MARKET PORTFOLIO                                 MARKET PORTFOLIO
                                      -------------------------------------------------------------------------------------------
                                           For the Six-Months        For the Year          For the Six-Months       For the Year
                                           Ended December 31,       Ended June 30,         Ended December 31,      Ended June 30,
                                            2001 (Unaudited)             2001               2001 (Unaudited)            2001
                                      -------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                   $      312,891          $      787,685         $   1,478,410        $   5,938,490
    Net realized gain/(loss) on
      investments                                    7,511                    (281)                  917                  (81)
                                      -------------------------------------------------------------------------------------------
    Net increase in net assets from
      operations                                   320,402                 787,404             1,479,327           5,938,409
                                      -------------------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income
    Class I                                       (240,757)               (696,977)           (1,436,455)          (5,193,237)
    Class III                                      (71,980)                (88,215)              (41,955)            (745,253)
    Class IV                                          (154)                 (2,493)                    -                    -
                                      -------------------------------------------------------------------------------------------
Net decrease in net assets from
   distributions                                  (312,891)               (787,685)           (1,478,410)          (5,938,490)
                                      -------------------------------------------------------------------------------------------

SHARE TRANSACTIONS AT NET ASSET VALUE
 OF $1.00 PER SHARE (NOTE 2):
    Proceeds from sales of shares               45,060,130              44,992,553           149,412,102          270,476,132
    Reinvested dividends                            70,742                  85,667                36,797              445,225
    Cost of shares redeemed                    (43,284,824)            (30,448,691)         (106,248,634)        (272,275,571)
                                      -------------------------------------------------------------------------------------------
    Net increase/(decrease) in net
      assets from share transactions             1,846,048              14,629,529            43,200,265           (1,354,214)
                                      -------------------------------------------------------------------------------------------
        Total increase/(decrease) in
            net assets                           1,853,559              14,629,248            43,201,182           (1,354,295)

NET ASSETS:
    Beginning of period                         22,661,889               8,032,641            84,072,370           85,426,665
                                      -------------------------------------------------------------------------------------------
    End of period*                          $   24,515,448          $   22,661,889         $ 127,273,552        $  84,072,370
                                      ===========================================================================================

*Includes undistributed net
    investment income of                    $           73          $           73         $         331        $         331

    The accompanying notes are an integral part of the financial statements.

                                       25

                                                    MUNICIPAL MONEY                                   CASH RESERVE
                                                    MARKET PORTFOLIO                                    PORTFOLIO
                                     -----------------------------------------------------------------------------------------------
                                        For the Six-Months       For the Year           For the Six-Months       For the Year
                                        Ended December 31,      Ended June 30,          Ended December 31,      Ended June 30,
                                         2001 (Unaudited)            2001                2001 (Unaudited)            2001
                                     -----------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                   $      717,069          $    2,411,391         $   3,919,252        $ 10,961,614
    Net realized gain/(loss) on
        investments                                 (2,340)                      0                (5,756)              8,321
                                           -----------------------------------------------------------------------------------
    Net increase in net assets from
       operations                                  714,729               2,411,391             3,913,496          10,969,935
                                           -----------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income
    Class I                                       (504,068)             (2,064,254)             (576,578)         (2,136,004)
    Class III                                     (213,001)               (347,137)           (3,342,674)         (8,825,610)
                                           -----------------------------------------------------------------------------------
Net decrease in net assets from
    distributions                                 (717,069)             (2,411,391)           (3,919,252)        (10,961,614)
                                           -----------------------------------------------------------------------------------

SHARE TRANSACTIONS AT NET ASSET VALUE
OF $1.00 PER SHARE (NOTE 2):
    Proceeds from sales of shares               63,763,435             134,565,147           448,067,128         973,469,849
    Reinvested dividends                           212,514                 353,107             3,372,173           8,874,966
    Cost of shares redeemed                    (51,039,484)           (114,849,784)         (388,375,853)       (854,881,776)
                                           -----------------------------------------------------------------------------------
    Net increase in net assets
      from share transactions                   12,936,465              20,068,470            63,063,448         127,463,039
                                           -----------------------------------------------------------------------------------
          Total increase in net assets          12,934,125              20,068,470            63,057,692         127,471,360

NET ASSETS:
    Beginning of period                         70,131,070              50,062,600           266,653,465          50,062,600
                                           -----------------------------------------------------------------------------------
    End of period*                          $   83,065,195          $   70,131,070         $ 329,711,157        $266,653,465
                                           ===================================================================================

*Includes undistributed net
    investment income of                    $            0          $            0         $          22        $        22

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO

                                                                                     CLASS I
                                           -----------------------------------------------------------------------------------------
                                           For the Six Months
                                           Ended December 31,                    For the Year
                                              (Unaudited)                       Ended June 30,
                                           -----------------------------------------------------------------------------------------
                                                   2001           2001          2000         1999          1998          1997
                                                   ----           ----          ----         ----          ----          ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period           $   21.87      $    25.33     $   26.26     $   21.56     $   17.03     $   14.12
                                              --------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                               0.05           0.07           0.11          0.13          0.17          0.18
Net realized and unrealized gain/(loss)
  on investments                                   (0.92)          0.06           1.88          5.30          5.25          3.75
                                              --------------------------------------------------------------------------------------
Total from investment operations                   (0.87)          0.13           1.99          5.43          5.42          3.93
                                              --------------------------------------------------------------------------------------
Distributions:
Net investment income                              (0.05)         (0.04)         (0.09)        (0.12)        (0.17)        (0.18)
Net realized gain                                  (1.61)         (3.55)         (2.83)        (0.61)        (0.72)        (0.84)
                                              --------------------------------------------------------------------------------------
Total distributions                                (1.66)         (3.59)         (2.92)        (0.73)        (0.89)        (1.02)
                                              --------------------------------------------------------------------------------------
Net asset value, end of period                 $   19.34      $   21.87      $   25.33      $  26.26      $  21.56     $   17.03
                                              ======================================================================================
TOTAL RETURN+                                      (3.82)%#       (0.70)%        8.15%        25.69%        32.55%         28.83%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)          $ 667,967      $ 716,068      $ 790,050     $ 790,985     $ 651,363     $ 221,136
Ratio of expenses to average daily net
  assets(1)                                         0.93%*         0.97%          0.87%         0.80%         0.82%         0.83%
Ratio of net investment income to average
  net assets                                        0.48%*         0.31%          0.44%         0.57%         0.78%         1.19%
Portfolio turnover rate                             16%            26%            28%           21%            7%           25%

(1)During the period, various fees were waived.
   The ratio of expenses to average net
   assets had such waivers not occurred is
   as follows.                                      0.93%*         0.97%          0.95%         0.95%         0.97%         0.98%

                                                                                    CLASS II
                                              --------------------------------------------------------------------------------------
                                              For the Six Months
                                              Ended December 31,                  For the Year
                                                 (Unaudited)                     Ended June 30,
                                              --------------------------------------------------------------------------------------
                                                   2001          2001           2000         1999          1998           1997
                                                   ----          ----           ----         ----          ----           ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period           $   21.85      $   25.33      $   26.30     $   21.58     $  17.05      $   14.12
                                              --------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                               0.02           0.01           0.03          0.06         0.10           0.13
Net realized and unrealized gain/(loss)
  on investments                                   (0.91)          0.06           1.88          5.31         5.27           3.76
                                              --------------------------------------------------------------------------------------
Total from investment operations                   (0.89)          0.07           1.91          5.37          5.37          3.89
                                              --------------------------------------------------------------------------------------
Distributions:
Net investment income                              (0.03)             -          (0.05)        (0.04)        (0.12)        (0.12)
Net realized gain                                  (1.61)         (3.55)         (2.83)        (0.61)        (0.72)        (0.84)
                                              --------------------------------------------------------------------------------------
Total distributions                                (1.64)         (3.55)         (2.88)        (0.65)        (0.84)        (0.96)
                                              --------------------------------------------------------------------------------------
Net asset value, end of period                 $   19.32      $   21.85      $   25.33     $   26.30     $   21.58     $   17.05
                                              ======================================================================================
TOTAL RETURN+**                                    (3.92)%#       (0.95)%         7.80%        25.33%        32.17%        28.48%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)          $ 143,522      $ 134,604      $ 101,907     $  82,896      $46,863      $  16,514
Ratio of expenses to average daily net
  assets(1)                                         1.17%*         1.23%          1.18%         1.10%        1.13%         1.14%
Ratio of net investment income to average net
  assets                                            0.24%*         0.05%          0.13%         0.28%        0.47%         0.88%
Portfolio turnover rate                             16%            26%            28%           21%           7%           25%

(1)During the period, various fees were
   waived.  The ratio of expenses to average
   net assets had such waivers not occurred
   is as follows.                                   1.17%*         1.23%          1.25%         1.25%        1.28%         1.29%

*    Annualized.
** Class II total return does not include the one-time front-end sales charge. + Total return would have been lower had various fees not been waived during the period.
# Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.


                                                                                    CLASS III
                                            ----------------------------------------------------------------------------------------
                                            For the Six Months
                                            Ended December 31,                   For the Year
                                                (Unaudited)                     Ended June 30,
                                            ----------------------------------------------------------------------------------------
                                                  2001           2001           2000         1999           1998           1997
                                                  ----           ----           ----         ----           ----           ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period           $   21.23      $   24.87      $   26.00     $   21.47     $   16.99     $   14.11
                                           -----------------------------------------------------------------------------------------
Income from investment operations:
Net investment income/(loss)                       (0.03)         (0.13)         (0.13)        (0.11)        (0.04)         0.02
Net realized and unrealized gain/(loss)
  on investments                                   (0.91)          0.04           1.83          5.25          5.24          3.74
                                           -----------------------------------------------------------------------------------------
Total from investment operations                   (0.94)         (0.09)          1.70          5.14          5.20          3.76
                                           -----------------------------------------------------------------------------------------
Distributions:
Net investment income                                  -              -              -             -             -         (0.04)
Net realized gain                                  (1.61)         (3.55)         (2.83)        (0.61)        (0.72)        (0.84)
                                           -----------------------------------------------------------------------------------------
Total distributions                                (1.61)         (3.55)         (2.83)        (0.61)        (0.72)        (0.88)
                                           -----------------------------------------------------------------------------------------
Net asset value, end of period                 $   18.68      $   21.23      $   24.87     $   26.00     $   21.47     $   16.99
                                           =========================================================================================
TOTAL RETURN+                                      (4.29)%#       (1.66)%         7.02%        24.35%        31.16%        27.44%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)          $  85,271      $  93,201      $ 101,084     $  95,528     $  79,360     $  50,178
Ratio of expenses to average daily net
  assets(1)                                         1.94%*        1.96%           1.92%         1.88%         1.87%         1.94%
Ratio of net investment loss to average
     net assets                                    (0.53)%*      (0.69)%         (0.61)%       (0.50)%       (0.28)%        0.08%
Portfolio turnover rate                             16%           26%             28%           21%            7%           25%
(1)During the period, various fees were waived.
   The ratio of expenses to average net
   assets had such waivers not occurred is as
   follows.                                         1.94%*         1.96%          2.00%         2.03%         2.02%         2.09%

                                                                         CLASS IV
                                           ---------------------------------------------------------------------
                                           For the Six Months
                                           Ended December 31,                   For the Year
                                               (Unaudited)                     Ended June 30,
                                           ---------------------------------------------------------------------
                                                   2001                     2001              2000**
                                                   ----                     ----              ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period           $   21.49                 $    25.13        $      25.83
                                           --------------------------------- ------------------------------------
Income from investment operations:
Net investment loss                                (0.02)                     (0.05)              (0.07)
Net realized and unrealized gain/(loss)
  on investments                                   (0.93)                     (0.04)               2.20
                                           ---------------------------------------------------------------------
Total from investment operations                   (0.95)                     (0.09)               2.13
                                           ---------------------------------------------------------------------
Distributions:
Net investment income                                  -                          -                   -
Net realized gain                                  (1.61)                     (3.55)              (2.83)
                                           ---------------------------------------------------------------------
Total distributions                                (1.61)                     (3.55)              (2.83)
                                           ---------------------------------------------------------------------
Net asset value, end of period                 $   18.93                 $    21.49        $      25.13
                                           =====================================================================
TOTAL RETURN+                                      (4.29)%#                   (1.65)%              8.72%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)          $  16,324                 $   13,849        $      5,372
Ratio of expenses to average daily
  net assets(1)                                     1.96%*                     1.99%               1.91%*
Ratio of net investment loss to average net
  assets                                           (0.56)%*                   (0.71)%             (0.60)%*
Portfolio turnover rate                              16%                        26%                 28%
(1)During the period, various fees were waived.
   The ratio of expenses to average net
   assets had such waivers not occurred is as
   follows.                                         1.96%*                     1.99%               1.98%*

*    Annualized
** Class IV commenced operations on August 3, 1999.
+ Total return would have been lower had various fees not been waived during the period.
# Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
CAPITAL APPRECIATION PORTFOLIO

                                                                                     CLASS I
                                               ------------------------------------------------------------------------------------
                                               For the Six Months
                                               Ended December 31,                          For the Year
                                                   (Unaudited)                            Ended June 30,
                                               ------------------------------------------------------------------------------------
                                                      2001^          2001^             2000^         1999^        1998**
                                                      -----          -----             -----         -----        ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period            $      9.98   $     14.47        $     10.25    $    10.74    $    10.00
                                               ------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                   (0.04)        (0.05)             (0.09)        (0.09)        (0.03)
Net realized and unrealized gain/(loss) on
   investments                                        (0.66)        (1.22)              4.31         (0.16)         0.77
                                               ------------------------------------------------------------------------------------
Total from investment operations                      (0.70)        (1.27)              4.22         (0.25)         0.74
                                               ------------------------------------------------------------------------------------
Distributions:
Net realized gain                                         -         (3.22)                 -         (0.24)           -
                                               ------------------------------------------------------------------------------------
Net asset value, end of period                  $      9.28   $      9.98        $     14.47    $    10.25    $    10.74
                                               ====================================================================================

TOTAL RETURN+                                         (7.01)%#     (10.93)%            41.17%        (2.16)%        7.40%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)           $    40,975   $    44,746        $    46,042    $   33,803    $   37,014
Ratio of expenses to average daily net
  assets(1)                                            1.54%*        1.27%             1.19%          1.29%         1.16%*
Ratio of net investment loss to average net
  assets                                              (0.87)%*      (0.45)%           (0.77)%        (1.00)%       (0.54)%*
Portfolio turnover rate                                  58%          130%              286%            47%           44%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net
   assets had such waivers not occurred is as
   follows.                                            1.54%*        1.27%             1.26%          1.44%         1.36%*

                                                                                    CLASS II
                                               ------------------------------------------------------------------------------------
                                               For the Six Months
                                               Ended December 31,                         For the Year
                                                   (Unaudited)                           Ended June 30,
                                               ------------------------------------------------------------------------------------
                                                      2001^          2001^             2000^         1999^        1998**
                                                      -----          -----             -----         -----        ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period            $      9.80   $     14.31        $     10.20    $    10.71    $    10.51
                                               ------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                   (0.05)        (0.09)             (0.15)        (0.13)        (0.05)
Net realized and unrealized gain/(loss) on
   investments                                        (0.65)        (1.20)              4.26         (0.14)         0.25
                                               ------------------------------------------------------------------------------------
Total from investment operations                      (0.70)        (1.29)              4.11         (0.27)         0.20
                                               ------------------------------------------------------------------------------------
Distributions:
Net realized gain                                         -         (3.22)                 -         (0.24)            -
                                               ------------------------------------------------------------------------------------
Net asset value, end of period                  $      9.10   $      9.80        $     14.31    $    10.20    $    10.71
                                               ====================================================================================

TOTAL RETURN+***                                      (7.14)%#     (11.21)%            40.29%        (2.35)%        1.90%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)           $     4,575   $     5,150        $     3,883    $    2,051    $    1,400
Ratio of expenses to average daily net assets(1)       1.81%*        1.62%              1.63%         1.66%         1.52%*
Ratio of net investment loss to average net
  assets                                              (1.14)%*      (0.80)%            (1.21)%       (1.37)%       (0.90)%*
Portfolio turnover rate                                58%          130%               286%           47%           44%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets
   had such waivers not occurred is as follows.        1.81%*        1.62%              1.70%         1.81%         1.72%*

*    Annualized.
** Classes I & II commenced operations on September 2, and October 2, 1997, respectively.
*** Class II total return does not include the one-time front-end sales charge. + Total return would have been lower had various fees not been waived during the period.
# Total returns for periods of less than one year are not annualized.
^ Per share amounts calculated based on the average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.


                                                                                    CLASS III
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                      For the Year
                                                      (Unaudited)                        Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                          2001^          2001^         2000^         1999^        1998**
                                                          -----          -----         -----         -----        ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $        9.43%    $    14.02    $    10.04      $  10.64     $   10.51
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.08)         (0.19)        (0.25)        (0.19)        (0.10)
Net realized and unrealized gain/(loss) on
   investments                                            (0.63)         (1.18)         4.23         (0.17)         0.23
                                                   ---------------------------------------------------------------------------------
Total from investment operations                          (0.71)         (1.37)         3.98         (0.36)         0.13
                                                   ---------------------------------------------------------------------------------
Distributions:
Net realized gain                                             -          (3.22)            -         (0.24)            -
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period                     $       8.72     $     9.43    $    14.02      $  10.04     $   10.64
                                                   =================================================================================

TOTAL RETURN+                                             (7.53)%#      (12.13)%       39.64%        (3.22)%        1.24%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)              $        567     $      758    $      634      $    392     $     590
Ratio of expenses to average daily net assets(1)           2.66%*         2.60%         2.50%         2.44%         2.28%*
Ratio of net investment loss to average net assets        (1.99)%*       (1.78)%       (2.09)%       (2.15)%       (1.65)%*
Portfolio turnover rate                                      58%           130%          286%           47%           44%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                2.66%*         2.60%         2.57%         2.59%         2.47%*

                                                                                     CLASS IV
                                                   ---------------------------------------------------------------------------------
                                                    For the Six Months
                                                    Ended December 31,                     For the Year
                                                      (Unaudited)                         Ended June 30,
                                                   ---------------------------------------------------------------------------------
                                                          2001^                     2001                     2000**
                                                          -----                     ----                     ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                $      9.86             $      14.49                 $    10.06
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.09)                   (0.16)                     (0.19)
Net realized and unrealized gain/(loss)
  on investments                                          (0.66)                   (1.25)                      4.62
                                                   ---------------------------------------------------------------------------------
Total from investment operations                          (0.75)                   (1.41)                      4.43
                                                   ---------------------------------------------------------------------------------
Distributions:
Net realized gain                                             -                    (3.22)                         -
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period                      $      9.11             $       9.86                 $    14.49
                                                   =================================================================================

TOTAL RETURN+                                             (7.61)%#                (12.00)%                    44.04%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)               $       692             $        737                 $      175
Ratio of expenses to average daily net assets(1)           2.72%*                   2.48%                      2.46%*
Ratio of net investment loss to average net assets        (2.06)%*                 (1.66)%                    (2.04)%*
Portfolio turnover rate                                      58%                     130%                       286%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                2.72%*                   2.48%                      2.52%*

*    Annualized.
** Class III and IV commenced operations on October 2, 1997, and August 3, 1999, respectively.
+ Total return would have been lower had various fees not been waived during the period.
# Total returns for periods of less than one year are not annualized.
^ Per share amounts calculated based on the average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
BOND PORTFOLIO

                                                                                     CLASS I
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                        2001         2001          2000        1999          1998        1997
                                                        ----         ----          ----        ----          ----        ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $     10.01   $     9.53   $      9.83  $    10.29    $    9.84    $    9.73
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.29         0.58          0.58        0.59         0.61         0.61
Net realized and unrealized gain/(loss) on
   investments                                           0.15         0.48         (0.27)      (0.37)        0.45         0.11
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         0.44         1.06          0.31        0.22         1.06         0.72
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.29)       (0.58)        (0.58)      (0.59)       (0.61)       (0.61)
Net realized gain                                       (0.04)           -         (0.03)      (0.09)           -            -
                                                  ----------------------------------------------------------------------------------
Total distributions                                     (0.33)       (0.58)        (0.61)      (0.68)       (0.61)       (0.61)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $     10.12   $    10.01   $      9.53  $     9.83    $   10.29   $     9.84
                                                  ==================================================================================

TOTAL RETURN+                                            4.43%#      11.40%         3.35%       2.04%       11.02%        7.58%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $   248,942   $  243,612   $   222,222  $  224,467    $ 219,088   $  123,184
Ratio of expenses to average daily net assets (1)        0.60%*       0.61%         0.53%       0.48%        0.49%        0.49%
Ratio of net investment income to average net asset      5.60%*       5.91%         6.07%       5.73%        5.98%        6.20%
  Portfolio turnover rate                                29%          56%           17%         22%          26%          56%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.             0.85%*       0.86%         0.86%       0.88%        0.89%        0.89%

                                                                                     CLASS II
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                        2001         2001          2000        1999          1998        1997
                                                        ----         ----          ----        ----          ----        ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $      9.99   $     9.51   $      9.81  $    10.26    $    9.81    $    9.71
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.28         0.55          0.55        0.55         0.57         0.57
Net realized and unrealized gain/(loss) on
   investments                                           0.14         0.49         (0.27)      (0.35)        0.46         0.10
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         0.42         1.04          0.28        0.20         1.03         0.67
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.28)       (0.56)        (0.55)      (0.56)       (0.58)       (0.57)
Net realized gain                                       (0.04)        -            (0.03)      (0.09)        -            -
                                                  ----------------------------------------------------------------------------------
Total distributions                                     (0.32)       (0.56)        (0.58)      (0.65)       (0.58)       (0.57)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $     10.09   $     9.99   $      9.51  $     9.81    $   10.26    $    9.81
                                                  ==================================================================================

TOTAL RETURN+**                                          4.22%#      11.12%         3.04%       1.86%       10.72%        7.12%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $     6,023   $    5,409   $     6,107  $    5,172    $   1,801    $     841
Ratio of expenses to average daily net assets(1)         0.83%*       0.89%         0.84%       0.81%        0.84%        0.90%
Ratio of net investment income to average net assets     5.37%*       5.63%         5.76%       5.40%        5.63%        5.79%
  Portfolio turnover rate                                29%          56%           17%         22%          26%          56%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.              1.08%*       1.14%         1.17%       1.21%        1.24%        1.30%

*    Annualized.
** Class II total return does not include the one-time front-end sales charge. + Total return would have been lower had various fees not been waived during the period.
#  Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                                                                                    CLASS III
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                          2001         2001         2000        1999         1998         1997
                                                          ----         ----         ----        ----         ----         ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $      10.02  $      9.55  $      9.81  $    10.27    $    9.82    $    9.71
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.25         0.50         0.49        0.47         0.48         0.49
Net realized and unrealized gain/(loss) on
  investments                                             0.15         0.47        (0.23)      (0.36)        0.46         0.11
                                                  ----------------------------------------------------------------------------------
Total from investment operations                          0.40         0.97         0.26        0.11         0.94         0.60
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.25)       (0.50)       (0.49)      (0.48)       (0.49)       (0.49)
Net realized gain                                        (0.04)           -        (0.03)      (0.09)           -            -
                                                  ----------------------------------------------------------------------------------
Total distributions                                      (0.29)       (0.50)       (0.52)      (0.57)       (0.49)       (0.49)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $      10.13  $     10.02  $      9.55  $     9.81    $   10.27    $    9.82
                                                  ==================================================================================

TOTAL RETURN+                                             4.02%#      10.36%        2.82%       0.94%        9.72%        6.37%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $      1,577  $     1,624  $     1,781  $    2,656    $   2,113    $   2,553
Ratio of expenses to average daily net assets(1)          1.37%*       1.44%        1.45%       1.55%        1.67%        1.63%
Ratio of net investment income to average net
  assets                                                  4.83%*       5.08%        5.15%       4.66%        4.80%        5.07%
Portfolio turnover rate                                     29%          56%          17%         22%          26%          56%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets
   had such waivers not occurred is as follows.           1.87%*       1.94%        2.03%       2.12%        2.07%        2.03%

*    Annualized
+ Total return would have been lower had various fees not been waived during the period.
# Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
INTERMEDIATE BOND PORTFOLIO

                                                                                     CLASS I
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                      For the Year
                                                      (Unaudited)                        Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                           2001            2001        2000           1999        1998**
                                                           ----            ----        ----           ----        ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $       10.10     $      9.59   $    9.78     $    10.02     $   10.00
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.27            0.55        0.56           0.58          0.19
Net realized and unrealized gain/(loss)
   on investments                                          0.23            0.50       (0.19)         (0.22)         0.02
                                                  ----------------------------------------------------------------------------------
Total from investment operations                           0.50            1.05        0.37           0.36          0.21
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                     (0.27)          (0.55)      (0.56)         (0.58)        (0.19)
Net realized gain                                         (0.04)              -           -          (0.02)            -
                                                  ----------------------------------------------------------------------------------
Total distributions                                       (0.31)          (0.55)      (0.56)         (0.60)        (0.19)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $       10.29     $     10.10   $    9.59     $     9.78     $   10.02
                                                  ==================================================================================

TOTAL RETURN+                                              4.91%#         11.28%       3.97%          3.60%         2.17%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $     187,185     $   188,381   $ 202,385     $  219,298     $ 199,872
Ratio of expenses to average daily net assets(1)           0.60%*          0.60%       0.46%          0.36%         0.37%*
Ratio of net investment income to average net assets       5.13%*          5.52%       5.86%          5.76%         5.87%*
Portfolio turnover rate                                    22%             59%         22%            48%            9%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                0.80%*          0.80%       0.81%          0.86%         0.87%*

                                                                                    CLASS II
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                      For the Year
                                                      (Unaudited)                        Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                           2001            2001        2000           1999        1998**
                                                           ----            ----        ----           ----        ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $       10.10       $    9.59     $  9.78       $  10.02     $    9.99
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.25            0.52        0.53           0.55          0.18
Net realized and unrealized gain/(loss)
  on investments                                           0.23            0.51       (0.19)         (0.22)         0.03
                                                  ----------------------------------------------------------------------------------
Total from investment operations                           0.48            1.03         0.34          0.33          0.21
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                     (0.25)          (0.52)      (0.53)         (0.55)        (0.18)
Net realized gain                                         (0.04)              -           -          (0.02)            -
                                                  ----------------------------------------------------------------------------------
Total distributions                                       (0.29)          (0.52)      (0.53)         (0.57)        (0.18)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $       10.29       $   10.10     $  9.59       $   9.78     $   10.02
                                                  ==================================================================================

TOTAL RETURN+***                                           4.45%#         10.99%       3.66%          3.32%         2.07%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $      47,538       $  45,098     $ 7,485       $  3,057     $     923
Ratio of expenses to average daily net assets(1)           0.83%*          0.84%       0.75%          0.68%         0.65%*
Ratio of net investment income to average net
  assets                                                   4.89%*          5.27%       5.57%          5.43%         5.59%*
Portfolio turnover rate                                   22%             59%         22%            48%            9%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets
   had such waivers not occurred is as follows.            1.03%*          1.04%       1.11%          1.19%         1.16%*

*    Annualized.
** Class I and II commenced operations on March 2, and March 9, 1998, respectively.
*** Class II total return does not include the one-time front-end sales charge. + Total return would have been lower had various fees not been waived during the period.
# Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                                                                                    CLASS III
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                      For the Year
                                                      (Unaudited)                        Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                           2001            2001        2000           1999        1998**
                                                           ----            ----        ----           ----        ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $       10.10       $    9.59     $  9.77       $  10.02       $  9.99
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.22            0.47        0.48           0.49          0.06
Net realized and unrealized gain/(loss)
  on investments                                           0.23            0.51       (0.18)         (0.23)         0.03
                                                  ----------------------------------------------------------------------------------
Total from investment operations                           0.45            0.98        0.30           0.26          0.09
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                     (0.22)          (0.47)      (0.48)         (0.49)        (0.06)
Net realized gain                                         (0.04)              -           -          (0.02)            -
                                                  ----------------------------------------------------------------------------------
Total distributions                                       (0.26)          (0.47)      (0.48)         (0.51)        (0.06)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $       10.29       $   10.10     $  9.59       $   9.77       $ 10.02
                                                  ==================================================================================

TOTAL RETURN+                                              4.48%#         10.38%       3.16%          2.58%         0.92%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $       1,616       $   1,333     $ 1,269       $  1,097       $    17
Ratio of expenses to average daily net assets(1)           1.43%*          1.42%       1.35%          1.22%         1.35%*
Ratio of net investment income to average net
  assets                                                   4.30%*          4.70%       4.97%          4.90%         4.89%*
Portfolio turnover rate                                    22%             59%         22%            48%            9%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets
   had such waivers not occurred is as follows.            1.88%*          1.86%       1.95%          1.92%         1.86%*

*    Annualized.
** Class III commenced operations on May 19, 1998.
+ Total return would have been lower had various fees not been waived during the period.
# Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO

                                                                                     CLASS I
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                        2001         2001          2000        1999          1998        1997
                                                        ----         ----          ----        ----          ----        ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $      10.28    $    9.89    $   10.08    $  10.31    $    9.99    $    9.71
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.22         0.44         0.45        0.46         0.48         0.50
Net realized and unrealized gain/(loss) on
   investments                                           (0.02)        0.39        (0.18)      (0.20)        0.32         0.28
                                                  ----------------------------------------------------------------------------------
Total from investment operations                          0.20         0.83         0.27        0.26         0.80         0.78
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.22)       (0.44)       (0.45)      (0.46)       (0.48)       (0.50)
Net realized gain                                        (0.02)           -        (0.01)      (0.03)           -            -
                                                  ----------------------------------------------------------------------------------
Total distributions                                      (0.24)       (0.44)       (0.46)      (0.49)       (0.48)       (0.50)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $      10.24    $   10.28    $    9.89    $  10.08    $   10.31    $    9.99
                                                  ==================================================================================

TOTAL RETURN+                                           1.90%#         8.49%        2.83%       2.54%        8.16%        8.26%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $    162,192    $ 168,940    $ 172,620    $185,445    $ 176,884    $   8,935
Ratio of expenses to average daily net assets (1)         0.61%*       0.62%        0.45%       0.36%        0.31%        0.07%
Ratio of net investment income to average net
  assets                                                  4.16%*       4.29%        4.57%       4.49%        4.71%        5.09%
Portfolio turnover rate                                      6%          13%           6%         31%          15%         122%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets
   had such waivers not occurred is as follows.           0.81%*       0.82%        0.81%       0.86%        0.85%        1.14%

                                                                                    CLASS II
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                        2001         2001          2000        1999          1998        1997
                                                        ----         ----          ----        ----          ----        ----
SELECTED PER-SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD              $      10.31    $    9.92    $   10.11    $  10.34    $   10.01    $    9.73
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.21         0.41         0.44        0.46         0.48         0.51
Net realized and unrealized gain/(loss) on
  investments                                            (0.03)        0.39        (0.18)      (0.20)        0.33         0.28
                                                  ----------------------------------------------------------------------------------
Total from investment operations                          0.18         0.80         0.26        0.26         0.81         0.79
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.21)       (0.41)       (0.44)      (0.46)       (0.48)       (0.51)
Net realized gain                                        (0.02)           -        (0.01)      (0.03)           -            -
                                                  ----------------------------------------------------------------------------------
Total distributions                                      (0.23)       (0.41)       (0.45)      (0.49)       (0.48)       (0.51)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $      10.26    $   10.31    $    9.92    $  10.11    $   10.34    $   10.01
                                                  ==================================================================================

Total Return+**                                         1.68%#         8.20%        2.70%       2.46%        8.22%        8.37%

Ratios and Supplemental Data
Net assets, end of period (thousands)             $     12,716    $  12,836    $  10,580    $ 13,227    $   8,973    $   5,941
Ratio of expenses to average daily net assets (1)         0.86%*       0.87%        0.58%       0.44%        0.37%        0.12%
Ratio of net investment income to average net
  assets                                                  3.91%*       4.04%        4.44%       4.41%        4.65%        5.03%
Portfolio turnover rate                                      6%          13%           6%         31%          15%         122%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets
   had such waivers not occurred is as follows.           1.06%*      1.08%         1.09%^      1.13%^       1.16%^      1.39%^

*    Annualized.
**   Class II total return does not include the one-time front-end sales charge.
+    Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.
^    These ratios were previously reported net of the shareholder servicing fee waivers.

    The accompanying notes are an integral part of the financial statements.

                                                                                    CLASS III
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                        2001         2001          2000        1999          1998        1997
                                                        ----         ----          ----        ----          ----        ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $      10.29  $      9.90  $     10.09  $    10.32    $   10.00    $    9.72
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.19         0.38         0.40        0.42         0.45         0.50
Net realized and unrealized gain/(loss) on
  investments                                            (0.02)        0.39        (0.18)      (0.20)        0.32         0.28
                                                  ----------------------------------------------------------------------------------
Total from investment operations                          0.17         0.77         0.22        0.22         0.77         0.78
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.19)       (0.38)       (0.40)      (0.42)       (0.45)       (0.50)
Net realized gain                                        (0.02)           -        (0.01)      (0.03)           -            -
                                                  ----------------------------------------------------------------------------------
Total distributions                                      (0.21)       (0.38)       (0.41)      (0.45)       (0.45)       (0.50)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $      10.25  $     10.29  $      9.90  $    10.09    $   10.32    $   10.00
                                                  ==================================================================================

TOTAL RETURN+                                           1.65%#         7.89%        2.29%       2.13%        7.86%        8.20%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $      6,630  $     6,426  $     8,969  $   17,378    $   9,270    $   5,750
Ratio of expenses to average daily net assets (1)         1.11%*       1.17%        0.96%       0.75%        0.61%        0.23%
Ratio of net investment income to average net
  assets                                                  3.66%*       3.74%        4.06%       4.10%        4.41%        4.93%
Portfolio turnover rate                                   6%          13%           6%         31%          15%         122%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.               1.81%*       1.87%      1.84%^      1.90%^       1.90%^       2.16%^

                                                                                    CLASS IV
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                       For the Year
                                                      (Unaudited)                         Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                          2001                      2001                   2000**
                                                          ----                      ----                   ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $      10.29               $      9.90                $   10.09
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.18                      0.36                     0.34
Net realized and unrealized gain/(loss)
   on investments                                        (0.03)                     0.39                    (0.18)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                          0.15                      0.75                     0.16
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.18)                    (0.36)                   (0.34)
Net realized gain                                        (0.02)                        -                    (0.01)
                                                  ----------------------------------------------------------------------------------
Total distributions                                      (0.20)                    (0.36)                   (0.35)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $      10.24               $     10.29                $    9.90
                                                  ==================================================================================

TOTAL RETURN+                                             1.42%#                    7.72%                    1.69%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $        693               $       309                $     200
Ratio of expenses to average daily
   net assets (1)                                         1.35%*                    1.33%                    1.16%*
Ratio of net investment income to average net
   assets                                                 3.42%*                    3.58%                    3.86%*
Portfolio turnover rate                                   6%                       13%                       6%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets
   had such waivers not occurred is as follows.           1.55%*                    1.53%                    1.52%*

*    Annualized.
** Class IV commenced operations on August 3, 1999.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.
^ These ratios were previously reported net of the shareholder servicing fee waiver.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
U.S. TREASURY MONEY MARKET PORTFOLIO

                                                                                     CLASS I
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                        2001         2001          2000        1999          1998        1997
                                                        ----         ----          ----        ----          ----        ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $       1.00    $    1.00    $    1.00    $   1.00    $    1.00    $    1.00
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.013        0.056        0.052       0.044        0.051        0.050
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.013)      (0.056)      (0.052)     (0.044)      (0.051)      (0.050)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $       1.00    $    1.00    $    1.00    $   1.00    $    1.00    $    1.00
                                                  ----------------------------------------------------------------------------------

TOTAL RETURN+                                             1.30%#       5.72%        5.31%       4.51%        5.19%        5.09%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $     18,560    $  19,014    $   6,880    $  7,309    $  19,314    $   6,141
Ratio of expenses to average net assets (1)               0.24%*       0.15%        0.39%       0.51%        0.45%        0.37%
Ratio of net investment income to average net
  assets                                                  2.56%*       5.25%        5.13%       4.57%        5.09%        5.01%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets
   had such waivers not occurred is as follows.           0.35%*       0.44%        0.68%       0.69%        0.63%        0.55%

                                                                                       CLASS III
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                        2001         2001          2000        1999          1998        1997
                                                        ----         ----          ----        ----          ----        ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $       1.00  $      1.00  $      1.00  $     1.00    $    1.00    $    1.00
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.012        0.053        0.048       0.042        0.049        0.047
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.012)      (0.053)      (0.048)     (0.042)      (0.049)      (0.047)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $       1.00  $      1.00  $      1.00  $     1.00    $    1.00    $    1.00
                                                  ==================================================================================

TOTAL RETURN+                                             1.18%#       5.47%        4.90%       4.27%        5.03%        4.84%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $      5,636  $     3,630  $     1,076  $    4,661    $  42,288    $  61,135
Ratio of expenses to average net assets (1)               0.48%*       0.39%        0.78%       0.73%        0.62%        0.62%
Ratio of net investment income to average net
  assets                                                  2.32%*       5.01%        4.74%       4.35%        4.92%        4.76%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets
   had such waivers not occurred is as follows.           0.79%*       0.88%      1.28%^      1.01%^       1.00%^       1.00%^

*    Annualized.
+    Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.
^    These ratios werepreviously reported net of the 12b-1 waiver.

    The accompanying notes are an integral part of the financial statements.

                                                                                    CLASS IV
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                       For the Year
                                                      (Unaudited)                         Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                         2001                     2001                     2000**
                                                         ----                     ----                     ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $       1.00               $      1.00                $    1.00
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.008                     0.047                    0.030
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.008)                   (0.047)                  (0.030)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $       1.00               $      1.00                $    1.00
                                                  ==================================================================================

TOTAL RETURN+                                             0.85%#                    4.84%                    3.01%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $        320               $        18                $      77
Ratio of expenses to average net assets (1)               1.36%*                    1.00%                    1.12%*
Ratio of net investment income to average net
  assets                                                  1.44%*                    4.40%                    4.40%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets
   had such waivers not occurred is as follows.           1.47%*                    1.29%                    1.42%*

*    Annualized.
** Class IV commenced operations on December 2, 1999.
+ Total return would have been lower had various fees not been waived during the period.
# Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                                                                                        CLASS I
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                        2001         2001          2000        1999          1998        1997
                                                        ----         ----          ----        ----          ----        ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $       1.00  $      1.00  $      1.00  $     1.00    $    1.00    $    1.00
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.015        0.057        0.053       0.047        0.052        0.051
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.015)      (0.057)      (0.053)     (0.047)      (0.052)      (0.051)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $       1.00  $      1.00  $      1.00  $     1.00    $    1.00    $    1.00
                                                  ----------------------------------------------------------------------------------

TOTAL RETURN+                                             1.51%#       5.85%        5.48%       4.81%        5.37%        5.23%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $    124,347  $    81,572  $    81,992  $   94,079    $  88,255    $  94,541
Ratio of expenses to average net assets (1)               0.25%*       0.23%        0.28%       0.39%        0.35%        0.35%
Ratio of net investment income to average net
  assets                                                  2.88%*       5.74%        5.35%       4.71%        5.24%        5.11%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets
   had such waivers not occurred is as follows.           0.32%*       0.40%        0.45%       0.56%        0.52%        0.53%

                                                                                       CLASS III
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                        2001         2001          2000        1999          1998        1997
                                                        ----         ----          ----        ----          ----        ----
SELECTED PER - SHARE DATA
Net asset value, beginning of period              $       1.00     $   1.00    $    1.00  $     1.00    $    1.00    $    1.00
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.014        0.055        0.050       0.043        0.049        0.048
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.014)      (0.055)      (0.050)     (0.043)      (0.049)      (0.048)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $       1.00     $   1.00    $    1.00  $     1.00    $    1.00    $    1.00
                                                  ==================================================================================

TOTAL RETURN+                                             1.38%#       5.59%        5.15%       4.42%        5.05%        4.91%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $      2,927     $  2,500    $   3,435  $    1,674    $   2,513    $   3,486
Ratio of expenses to average net assets (1)               0.50%*       0.48%        0.59%       0.73%        0.65%        0.65%
Ratio of net investment income to average net
  assets                                                  2.63%*       5.49%        5.04%       4.37%        4.94%        4.81%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets
   had such waivers not occurred is as follows.           0.77%*       0.85%      0.97%^      1.10%^       1.02%^       1.03%^

*    Annualized.
+    Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.
^    These ratios were previously reported net of the 12b-1 waiver.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL MONEY MARKET PORTFOLIO

                                                                                     CLASS I
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                        2001         2001          2000        1999          1998        1997
                                                        ----         ----          ----        ----          ----        ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $       1.00    $    1.00    $    1.00    $   1.00    $    1.00    $    1.00
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.010        0.036        0.035       0.029        0.033        0.033
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.010)      (0.036)      (0.035)     (0.029)      (0.033)      (0.033)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $       1.00    $    1.00    $    1.00    $   1.00    $    1.00    $    1.00
                                                  ----------------------------------------------------------------------------------

TOTAL RETURN+                                             1.01%#       3.66%        3.56%       2.92%        3.33%        3.32%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $     60,974    $  47,665    $  44,535    $ 56,438    $  36,279    $  45,988
Ratio of expenses to average net assets (1)               0.25%*       0.28%        0.27%       0.33%        0.38%        0.35%
Ratio of net investment income to average net
  assets                                                  1.97%*       3.53%        3.48%       2.87%        3.28%        3.25%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets
   had such waivers not occurred is as follows.           0.30%*       0.46%        0.45%       0.50%        0.56%        0.53%

                                                                                    CLASS III
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                        2001         2001          2000        1999          1998        1997
                                                        ----         ----          ----        ----          ----        ----
SELECTED PER - SHARE DATA
Net asset value, beginning of period              $       1.00    $    1.00  $      1.00  $     1.00    $    1.00    $    1.00
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.009        0.033        0.032       0.025        0.030        0.030
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.009)      (0.033)      (0.032)     (0.025)      (0.030)      (0.030)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $       1.00    $    1.00  $      1.00  $     1.00    $    1.00    $    1.00
                                                  ==================================================================================

TOTAL RETURN+                                            0.88%#       3.37%         3.24%       2.56%        3.06%       3.03%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $     22,091    $  22,466  $     5,527  $    5,333    $   3,929    $  12,886
Ratio of expenses to average net assets (1)               0.50%*       0.55%        0.58%       0.68%        0.63%        0.62%
Ratio of net investment income to average net
  assets                                                  1.73%*       3.26%        3.17%       2.52%        3.03%        2.98%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets
   had such waivers not occurred is as follows.           0.75%*       0.93%      0.96%^      1.06%^       1.01%^       0.99%^

*    Annualized.
+    Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.
^    These ratios were previously reported net of the 12b-1 waiver.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
CASH RESERVE PORTFOLIO

                                                                                     CLASS I
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                        2001         2001          2000        1999          1998        1997
                                                        ----         ----          ----        ----          ----        ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $       1.00     $   1.00    $    1.00  $     1.00    $    1.00    $    1.00
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.015        0.058        0.054       0.048        0.053        0.051
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.015)      (0.058)      (0.054)     (0.048)      (0.053)      (0.051)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $       1.00     $   1.00    $    1.00  $     1.00    $    1.00    $    1.00
                                                  ----------------------------------------------------------------------------------

TOTAL RETURN+                                             1.56%#       5.92%        5.56%       4.94%        5.46%        5.23%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $     45,619     $ 35,453    $  32,028  $   29,351    $  40,242    $  14,241
Ratio of expenses to average net assets (1)               0.25%*       0.27%        0.31%       0.39%        0.36%        0.40%
Ratio of net investment income to average net
  assets                                                  3.04%*       5.51%        5.55%       4.84%        5.33%        5.13%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets
   had such waivers not occurred is as follows.           0.30%*       0.45%        0.48%       0.56%        0.54%        0.57%

                                                                                     CLASS III
                                                  ----------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ----------------------------------------------------------------------------------
                                                        2001         2001          2000        1999          1998        1997
                                                        ----         ----          ----        ----          ----        ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $       1.00    $    1.00  $      1.00  $     1.00    $    1.00    $    1.00
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.014        0.055        0.053       0.046        0.051        0.049
                                                  ----------------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.014)      (0.055)      (0.053)     (0.046)      (0.051)      (0.049)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period                    $       1.00    $    1.00  $      1.00  $     1.00    $    1.00    $    1.00
                                                  ==================================================================================

TOTAL RETURN+                                             1.43%#       5.65%        5.38%       4.67%        5.21%        5.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $    284,092    $ 231,201  $   107,154  $   62,961    $  58,243    $  35,592
Ratio of expenses to average net assets (1)               0.50%*       0.52%        0.55%       0.66%        0.60%        0.64%
Ratio of net investment income to average net
  assets                                                  2.79%*       5.26%        5.30%       4.58%        5.09%        4.88%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets
   had such waivers not occurred is as follows.           0.75%*       0.90%        0.93%^      1.03%^       0.97%^       1.02%^

*    Annualized.
+    Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.
^    These ratios were previously reported net of the 12b-1 waiver.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

First Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-ended management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992.

The Trust currently has nine active investment portfolios (each referred to as a "Portfolio"). The Trust's financial statements are prepared in accordance with generally accepted accounting principles. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The Bond, Intermediate Bond, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios may offer three classes of shares (Classes I, II and III) and the Growth & Income, Capital Appreciation, Tennessee Tax-Free and U.S. Treasury Money Market Portfolios may offer four classes of shares (Classes I, II, III and IV). As of December 31, 2001, Class II shares have not been issued for the Money Market Portfolios. Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution, shareholder service, transfer agent and blue sky expenses. Each class has exclusive voting rights with respect to its Distribution Plans and Shareholder Servicing Plans. Income, expenses (other than expenses incurred under each Class Distribution and Service Plan and other class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon their relative net assets.

The following summarizes the significant accounting policies for the Trust.

SECURITY VALUATION:

GROWTH & INCOME, CAPITAL APPRECIATION, BOND, INTERMEDIATE BOND AND TENNESSEE TAX-FREE PORTFOLIOS: Securities held in the Growth & Income and Capital Appreciation Portfolios for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the closing bid price. Securities held in the Bond, Intermediate Bond and Tennessee Tax-Free Portfolios are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued using dealer-supplied valuations or at the fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

MONEY MARKET PORTFOLIOS: Each of the Money Market Portfolios values securities utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act, pursuant to which each Money Market Portfolio must adhere to certain conditions. Under this method, investments are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

REPURCHASE AGREEMENTS: Each Portfolio, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least equal to 102% of the resale price. The Trust's advisers are responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, each Portfolio would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price.

INCOME TAXES: As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each Portfolio is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

INTEREST INCOME: Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. For the Intermediate Bond, Tennessee Tax-Free and Municipal Money Market Portfolios, accretion of market discount represents unrealized gain until realized at the time of security disposition or maturity. For the Intermediate Bond Portfolio, amortization of market premium represents unrealized loss until realized at the time of security disposition or maturity. Dividend income is recorded on the ex-dividend date.

The Bond, Intermediate Bond and Tennessee Tax-Free Portfolios adopted the provisions of the AICPA Audit & Accounting Guide for Investment Companies, as revised, effective for their fiscal year ending June 30, 2002. As required, these Portfolios began amortizing premiums and accreting discounts on all securities. The cumulative effect of this accounting change had no impact on total net assets of the Portfolios, but resulted in an increase of $112,221 to paid in capital and to net unrealized appreciation for the Bond Portfolio, a decrease of $105,299 to paid in capital and to net unrealized appreciation for the Intermediate Bond Portfolio, and an increase of $25,054 to paid in capital and to net unrealized appreciation for the Tennessee Tax-Free Portfolio.

EXPENSES: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based on average net assets.

DISTRIBUTIONS TO SHAREHOLDERS: For the Money Market Portfolios, Bond Portfolio, Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio, distributions are declared daily and paid monthly from net investment income. Distributions for the Growth & Income Portfolio are declared and paid quarterly. Distributions for the Capital Appreciation Portfolio are declared and paid annually. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes.

Income and capital gains to be distributed are determined in accordance with income tax regulations which may differ from income and gains reported under generally accepted accounting principles.

OTHER: Investment security transactions are accounted for as of trade date. Realized gains and losses from securities transactions are determined using the identified cost basis for both financial reporting and income tax purposes.

2.  SHARES OF BENEFICIAL INTEREST

                                          GROWTH & INCOME PORTFOLIO                        CAPITAL APPRECIATION PORTFOLIO
                                ----------------------------------------------------------------------------------------------------
                                 For the Six-Months             For the Year        For the Six-Months         For the Year
                                Ended December 31,             Ended June 30,       Ended December 31,        Ended June 30,
                                  2001 (Unaudited)                 2001              2001 (Unaudited)              2001
                                ----------------------------------------------------------------------------------------------------
Dollars issued and redeemed:
     Class I:
      Issued                    $    37,876,464             $    105,398,071         $      6,452,515          $      5,437,418
      Distributions reinvested       28,911,502                   58,140,155                        0                 9,978,667
      Redeemed                      (32,657,223)                (130,270,987)              (6,971,361)               (1,234,792)
                                ----------------------------------------------------------------------------------------------------
    Net increase (decrease)     $    34,130,743             $     33,267,239         $       (518,846)         $     14,181,293
                                ====================================================================================================
     Class II:
      Issued                    $    54,669,298             $     67,607,775         $        349,966          $      2,698,938
      Distributions reinvested       10,025,937                   14,458,957                        0                 1,108,193
      Redeemed                      (40,010,959)                 (32,865,112)                (547,599)                 (825,604)
                                ----------------------------------------------------------------------------------------------------
    Net increase                $    24,684,276             $     49,201,620         $       (197,633)         $      2,981,527
                                ====================================================================================================
     Class III:
      Issued                    $     3,745,445             $      9,257,548         $         13,657          $        289,239
      Distributions reinvested        6,483,164                   13,253,767                        0                   182,698
      Redeemed                       (7,177,254)                 (15,132,397)                (142,013)                  (55,724)
                                ----------------------------------------------------------------------------------------------------
    Net increase                $     3,051,355             $      7,378,918         $       (128,356)         $        416,213
                                ====================================================================================================
     Class IV:*
      Issued                    $     4,650,617             $     10,058,801         $         38,819          $        702,528
      Distributions reinvested        1,076,652                      718,959                        0                    75,619
      Redeemed                       (1,495,161)                  (1,084,252)                 (31,264)                  (84,303)
                                ----------------------------------------------------------------------------------------------------
    Net increase                $     4,232,108             $      9,693,508         $          7,555          $        693,844
                                ====================================================================================================
Shares issued and redeemed:
     Class I:
      Issued                          1,862,712                    4,467,577                  734,404                   516,367
      Distributions reinvested        1,525,688                    2,426,311                        0                   903,047
      Redeemed                       (1,600,032)                  (5,343,490)                (803,082)                 (116,943)
                                ----------------------------------------------------------------------------------------------------
    Net increase (decrease)           1,788,368                    1,550,398                  (68,678)                1,302,471
                                ====================================================================================================
     Class II:
      Issued                          2,699,775                    2,938,389                   45,469                   224,023
      Distributions reinvested          529,604                      603,712                        0                   102,041
      Redeemed                       (1,961,716)                  (1,405,102)                 (68,216)                  (71,718)
                                ----------------------------------------------------------------------------------------------------
    Net increase                      1,267,663                    2,136,999                  (22,747)                  254,346
                                ====================================================================================================
     Class III:
      Issued                            186,307                      399,112                    1,765                    23,540
      Distributions reinvested          354,271                      567,368                        0                    17,383
      Redeemed                         (365,566)                    (639,959)                 (17,168)                   (5,768)
                                ----------------------------------------------------------------------------------------------------
    Net increase                        175,012                      326,521                  (15,403)                   35,155
                                ====================================================================================================
     Class IV:*
      Issued                            233,974                      444,683                    4,930                    62,792
      Distributions reinvested           58,041                       30,400                        0                     6,887
      Redeemed                          (73,953)                     (44,398)                  (3,812)                   (6,930)
                                ----------------------------------------------------------------------------------------------------
    Net increase                        218,062                      430,685                    1,118                    62,749
                                ====================================================================================================

                                       43

                                              BOND                      INTERMEDIATE BOND               TENNESSEE TAX-FREE
                                           PORTFOLIO                        PORTFOLIO                       PORTFOLIO
                               -----------------------------------------------------------------------------------------------------
                                    For the        For the           For the         For the         For the           For the
                               Six-Months Ended   Year Ended    Six-Months Ended   Year Ended   Six-Months Ended     Year Ended
                                  December31,       June30,        December31,       June30,      December 31,         June30,
                               2001 (Unaudited)      2001             2001            2001            2001              2001
                               -----------------------------------------------------------------------------------------------------
Dollars issued and redeemed:
     Class I:
      Issued                   $   5,262,255    $  19,651,130   $  11,663,815   $  27,225,802   $   4,702,679   $  12,623,865
      Distributions reinvested     5,244,142        8,863,637       1,772,046       3,965,816         143,849         202,061
      Redeemed                    (7,715,323)     (18,282,405)    (18,265,809)    (55,254,337)    (10,950,114)    (23,109,261)
                               -----------------------------------------------------------------------------------------------------
    Net increase (decrease)    $   2,791,074    $  10,232,362   $  (4,829,948)  $ (24,062,719)  $  (6,103,586)  $ (10,283,335)
                               =====================================================================================================
     Class II:
      Issued                   $   1,270,875    $   1,296,165   $   4,871,958   $  42,182,338   $   1,254,922   $   3,496,099
      Distributions reinvested       181,436          315,602       1,214,291         915,971         247,603         381,341
      Redeemed                      (892,651)      (2,609,830)     (4,482,276)     (5,717,512)     (1,559,185)     (2,041,152)
                               -----------------------------------------------------------------------------------------------------
    Net increase (decrease)    $     559,660    $    (998,063)  $   1,603,973   $  37,380,797   $     (56,660)  $   1,836,288
                               =====================================================================================================
     Class III:
      Issued                   $      86,724    $     111,731   $     347,722   $     231,110   $     420,399   $     473,377
      Distributions reinvested        40,973           72,313          26,197          37,677         123,248         236,027
      Redeemed                      (192,858)        (419,167)       (108,641)       (267,843)       (304,359)     (3,545,851)
                               -----------------------------------------------------------------------------------------------------
    Net increase (decrease)    $     (65,161)   $    (235,123)  $     265,278   $         944   $     239,288   $  (2,836,447)
                               =====================================================================================================
     Class IV:
      Issued                               0                0               0               0   $     393,484   $      99,346
      Distributions reinvested             0                0               0               0           8,283           1,004
      Redeemed                             0                0               0               0         (10,297)              0
                               -----------------------------------------------------------------------------------------------------
    Net increase                           0                0               0               0   $     391,470   $     100,350
                               =====================================================================================================
Shares issued and redeemed:
     Class I:
      Issued                         514,329        1,984,573       1,129,339       2,732,383         453,596       1,240,016
      Distributions reinvested       511,389          897,567         171,045         399,642          13,922          19,840
      Redeemed                      (750,703)      (1,857,810)     (1,762,417)     (5,572,301)     (1,053,751)     (2,279,098)
                               -----------------------------------------------------------------------------------------------------
    Net increase (decrease)          275,015        1,024,330        (462,033)     (2,440,276)       (586,233)     (1,019,242)
                               =====================================================================================================
     Class II:
      Issued                        124,742          131,341         470,163       4,166,844         120,493         342,592
      Distributions reinvested       17,735           32,089         117,162          91,055          23,800          37,411
      Redeemed                      (87,189)        (263,928)       (432,951)       (572,448)       (150,455)       (201,578)
                               -----------------------------------------------------------------------------------------------------
    Net increase (decrease)          55,288         (100,498)        154,374       3,685,451          (6,162)        178,425
                               =====================================================================================================
     Class III:
      Issued                          8,355           11,023          33,154          22,942          40,243          46,215
      Distributions reinvested        3,992            7,320           2,528           3,790          11,861          23,222
      Redeemed                      (18,765)         (42,847)        (10,589)        (27,039)        (29,435)       (350,929)
                               -----------------------------------------------------------------------------------------------------
    Net increase (decrease)          (6,418)         (24,504)         25,093            (307)         22,669        (281,492)
                               =====================================================================================================
     Class IV:
      Issued                              0                0               0               0          37,767           9,727
      Distributions reinvested            0                0               0               0             795              98
      Redeemed                            0                0               0               0            (987)              0
                               -----------------------------------------------------------------------------------------------------
    Net increase                          0                0               0               0          37,575           9,825
                               =====================================================================================================

                                       44

                                     U.S. TREASURY MONEY MARKET PORTFOLIO              U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                               -----------------------------------------------------------------------------------------------------
                               For the Six-Months              For the Year         For the Six-Months         For the Year
                               Ended December 31,             Ended June 30,        Ended December 31,         Ended June30,
                                2001 (Unaudited)                   2001              2001 (Unaudited)              2001
                               ---------------------------------------------------------------------------------------------------
Shares/Dollars issued and
 redeemed:
     Class I:
      Issued                   $   11,065,956              $   32,862,525            $  143,313,676              $  102,793,326
      Distributions reinvested              6                          23                         6                          24
      Redeemed                    (11,525,718)                (20,728,058)             (100,540,013)               (103,212,883)
                               -----------------------------------------------------------------------------------------------------
    Net increase (decrease)    $     (459,756)             $   12,134,490            $   42,773,669              $     (419,533)
                               =====================================================================================================
     Class III:
      Issued                   $   32,869,336              $   11,964,293            $    6,098,426              $  167,682,806
      Distributions reinvested         70,654                      83,161                    36,791                     445,201
      Redeemed                    (30,936,538)                 (9,493,358)               (5,708,621)               (169,062,688)
                               -----------------------------------------------------------------------------------------------------
    Net increase (decrease)    $    2,003,452              $    2,554,096            $      426,596              $     (934,681)
                               =====================================================================================================
     Class IV:
      Issued                   $    1,124,838              $      165,735                         0                           0
      Distributions reinvested             82                       2,483                         0                           0
      Redeemed                       (822,568)                   (227,275)                        0                           0
                               -----------------------------------------------------------------------------------------------------
    Net increase               $      302,352              $      (59,057)                        0                           0
                               =====================================================================================================

                                      MUNICIPAL MONEY MARKET PORTFOLIO                         CASH RESERVE PORTFOLIO
                               -----------------------------------------------------------------------------------------------------
                               For the Six-Months              For the Year         For the Six-Months         For the Year
                               Ended December 31,              Ended June30,        Ended December 31,        Ended June 30,
                                2001 (Unaudited)                   2001              2001 (Unaudited)              2001
                               -----------------------------------------------------------------------------------------------------
Shares/Dollars issued and
  redeemed:
     Class I:
      Issued                   $   40,686,509              $   83,604,889            $   40,174,646              $   67,116,986
      Distributions reinvested             10                          37                    39,388                      74,641
      Redeemed                    (27,376,129)                (80,475,045)              (30,046,821)                (63,768,103)
                               -----------------------------------------------------------------------------------------------------
    Net increase (decrease)    $   13,310,390              $    3,129,881            $   10,167,213              $    3,423,524
                               =====================================================================================================
     Class III:
      Issued                   $   23,076,926              $   50,960,258            $  407,892,482              $  906,352,863
      Distributions reinvested        212,504                     353,070                 3,332,785                   8,800,325
      Redeemed                    (23,663,355)                (34,374,739)             (358,329,032)               (791,113,673)
                               -----------------------------------------------------------------------------------------------------
    Net increase               $     (373,925)             $   16,938,589            $   52,896,235              $  124,039,515
                               =====================================================================================================

3.  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS

For managing its investment and business affairs, the Growth & Income Portfolio, Bond Portfolio, Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio each paid First Tennessee Bank National Association ("First Tennessee"), a monthly management fee at the annual rate of .65%, .55%, .50% and .50% respectively, of its average net assets.

First Tennessee and Delaware Management Company ("DMC") serve as Co-advisers of the Capital Appreciation Portfolio pursuant to the authority granted to them under their respective Co-Advisory Agreements with the Portfolio. The Capital Appreciation Portfolio is obligated to pay First Tennessee monthly management fees at the annual rate of .15% of its average net assets. The Capital Appreciation Portfolio is obligated to pay DMC monthly management fees at the annual rate of .70% for the first $50 million of the Portfolio's average net assets and .65% on average net assets of the Portfolio in excess of $50 million. Information contained in this report prior to June 1, 2000, for the Capital Appreciation Portfolio reflects the operations of the Portfolio while Investment Advisers Inc. was co-adviser. DMC was approved as the Portfolio co-adviser at a special meeting of the shareholders of the Portfolio on May 17, 2000.

First Tennessee and BlackRock Institutional Management Corporation (BIMC) serve as Co-advisers to the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and the Cash Reserve Portfolio.

At a special meeting on June 1, 2001, shareholders of each of the Money Market Portfolios approved an Investment Advisory and Management Agreement between the Trust and First Tennessee, as co-adviser to the Money Market Portfolios, and a new Investment Advisory and Management Agreement between the Trust and BIMC, as investment adviser to the Money Market Portfolios effective July 1, 2001.

Each Money Market Portfolio is obligated to pay First Tennessee monthly management fees at the annual rate of 0.05% of its average net assets. Each Money Market Portfolio is also obligated to pay BIMC monthly management fees at the annual rate of 0.08% of aggregate average monthly net assets of each portfolio up to $500 million, 0.06% of the next $500 million, and 0.05% on amounts greater than $1 billion.

For the Growth & Income and Bond Portfolios, Highland serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Highland is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Highland is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .38% of Growth & Income Portfolio's average net assets and .33% of Bond Portfolio's average net assets.

For the Intermediate Bond and Tennessee Tax-Free Portfolios, Martin & Company, Inc. ("Martin"), serves as sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Martin is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Martin is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .30% of each Portfolio's average net assets.

4.  ADMINISTRATOR, CO-ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc. ("ALPS") and ALPS Distributors, Inc. ("ADI") serve as Administrator and Distributor, respectively, for the Trust under separate Administration and General Distribution Agreements. ALPS' duties include providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to receive administration fees from each of the Money Market Portfolios at the annual rate of .050% of average net assets and, from the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios, at the annual rate of .15% of average net assets.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive co-administration fees from each Portfolio at the annual rate of .05% of average net assets.

The Trustees have adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, on behalf of Classes III and IV of First Funds Trust. Each Plan provides for payments to ADI at the annual rates up to the amounts listed below. The Trustees have also adopted Shareholder Servicing Plans on behalf of Classes II, III and IV of the Portfolios indicated below, under which brokers/dealers, advisers or other financial institutions are paid at the annual rates up to the amounts shown in the table.

                                               -------------------------------------------------------------------------------------
                                                 CLASS II                CLASS III                      CLASS IV
                                                 --------                ---------                      --------
                                                Shareholder                     Shareholder                    Shareholder
                                               Servicing Fee      12b-1 Fee     Servicing Fee    12b-1 Fee     Servicing Fee
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income                                    0.25%            0.75%           0.25%          1.00%           -
Capital Appreciation                               0.25%            0.75%           0.25%          1.00%           -
Bond                                               0.25%            0.75%           0.25%          -               -
Intermediate Bond                                  0.25%            0.75%           0.25%          -               -
Tennessee Tax-Free                                 0.25%            0.75%           0.25%          0.70%           -
U.S. Treasury Money Market                         -                0.45%           -              0.75%*          0.25%
U.S. Government Money Market                       -                0.45%           -              -               -
Municipal Money Market                             -                0.45%           -              -               -
Cash Reserve                                       -                0.45%           -              -               -
------------------------------------------------------------------------------------------------------------------------------------

* PRIOR TO NOVEMBER 1, 2001, U.S. TREASURY CLASS IV SHARES CHARGED A .50% DISTRIBUTION (12 b-1) FEE.

5.  WAIVER OF EXPENSES

BOND AND INTERMEDIATE BOND PORTFOLIOS:
For the six-months ended December 31, 2001, First Tennessee voluntarily agreed to waive its management fee for the Bond and Intermediate Bond Portfolios to ..30% of each portfolio's average net assets. Pursuant to the voluntary waiver agreement, for the six-months ended December 31, 2001, First Tennessee waived management fees of $325,161, and $240,315 for the Bond and Intermediate Bond Portfolios, respectively.

For the six-months ended December 31, 2001, the 12b-1 fee charged by Class III of the Bond and Intermediate Bond Portfolios was waived to .50% of average net assets. Pursuant to this waiver, 12b-1 fees were waived in the amount of $2,046 and $1,828 for the Bond and Intermediate Bond Portfolios, respectively.

TENNESSEE TAX-FREE PORTFOLIO:
For the six-months ended December 31, 2001, First Tennessee, as Investment Adviser, voluntarily agreed to waive its management fee to .30% of average net assets.

For the six-months ended December 31, 2001, the 12b-1 fee and the shareholder servicing fee charged by Class III of the Tennessee Tax-Free Portfolio were waived to .50% and .00% of average net assets, respectively.

Pursuant to these voluntary waivers, for the six-months ended December 31, 2001, fees were waived for the Tennessee Tax-Free Portfolio as follows:

                  Management fees waived                    $    191,247
                  12b-1 fees waived                         $      8,406
                  Shareholder servicing fees waived         $      8,406

MONEY MARKET PORTFOLIOS:
For the six-months ended, December 31, 2001, First Tennessee, as co-adviser and co-administrator, has contractually agreed to waive its co-advisory and co-administration fees until June 30, 2002, to the extent such total expenses exceed .25% of the average net assets of the U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios. ALPS has also agreed to waive its Administrator fees it is entitled to receive for the U.S. Treasury Money Market Portfolio until June 30, 2002, to the extent such total expenses exceed .25% of the average net assets.

For the year ended June 30, 2001, the 12b-1 fee charged by Class III of the U.S. Treasury Money Market, U. S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios were limited to .25% of average net assets.

Pursuant to these voluntary waivers, for the six-months ended December 31, 2001, fees were waived for the Money Market Portfolios as follows:

                                    MANAGEMENT FEE        CO-ADMINISTRATION FEE     ADMINISTRATION FEE       12b-1 FEE
                                    --------------        ---------------------     ------------------       ---------
U.S. Treasury Money Market           $     6,262              $     6,211                 $   1,092          $   6,422
U.S. Government Money Market         $    25,724              $     9,952                 $       0          $   3,068
Municipal Money Market               $    18,751              $     2,064                 $       0          $  24,382
Cash Reserve                         $    61,742              $     1,736                 $       0          $ 239,517

6.  OTHER

As of December 31, 2001, one shareholder (a related party) owned 13% of the Growth & Income Portfolio, 71% of the Capital Appreciation Portfolio, 41% of the Bond Portfolio, and 14% of the Intermediate Bond Portfolio. Additionally, as of December 31, 2001, one shareholder owned 15% of the Municipal Money Market Portfolio, and 69% of the Cash Reserve Portfolio.

The Trustees of the Trust receive an annual Trustees fee of $6,000, with the exception of the Chairman of the Board of Trustees who receives $8,000 annually. Each Trustee also receives an additional fee for each Trustees' meeting attended.

On October 5, 2001, at a special meeting of the shareholders of First Funds Trust, the shareholders of Class IV of the U.S. Treasury Money Market Portfolio approved an amendment to the Distribution Plan for the First Funds Class IV shares to reflect a .75% distribution (12b-1) fee for Class IV of the U.S. Treasury Money Market Portfolio. At this meeting, 1,643 shares voted for the proposal, while no shares voted against, or abstained from voting on the proposal. These changes were effective November 1, 2001.

- INVESTMENT ADVISER - All Portfolios except Capital Appreciation Portfolio & Money Market Portfolios

  FIRST TENNESSEE BANK NATIONAL ASSOCIATION
    Memphis, Tennessee

- CO-INVESTMENT ADVISERS - Capital Appreciation Portfolio

  FIRST TENNESSEE BANK NATIONAL ASSOCIATION
    Memphis, Tennessee

  DELAWARE MANAGEMENTCOMPANY
    Philadelphia, Pennsylvania

- CO-INVESTMENT ADVISERS - Money Market Portfolios

  FIRST TENNESSEE BANK NATIONAL ASSOCIATION
    Memphis, Tennessee

  BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION
    Wilmington, Delaware

- SUB-ADVISER - Growth & Income and Bond Portfolios

  HIGHLAND CAPITAL MANAGEMENT CORPORATION
    Memphis, Tennessee

- SUB-ADVISER - Intermediate Bond and Tennessee Tax-Free Portfolios

  MARTIN & COMPANY, INC.
    Knoxville, Tennessee

- ADMINISTRATOR

  ALPS MUTUAL FUNDS SERVICES, INC.
    Denver, Colorado

- DISTRIBUTOR

  ALPS DISTRIBUTORS, INC.
    Denver, Colorado

- CO-ADMINISTRATOR

  FIRST TENNESSEE BANK NATIONAL ASSOCIATION
    Memphis, Tennessee

- TRANSFER AND SHAREHOLDER SERVICING AGENT

  BOSTON FINANCIAL DATA SERVICES
    Boston, Massachusetts

- CUSTODIAN

  STATE STREET BANK & TRUST COMPANY
    Boston, Massachusetts

- OFFICERS

  RUSSELL BURK, Secretary
  JEREMY MAY, Treasurer

- TRUSTEES

  JOHN A. DECELL
  L.R. JALENAK, JR.
  GEORGE P. LEWIS
  LARRY W. PAPASAN
  RICHARD C. RANTZOW


This report has been prepared for First Funds shareholders and may be distributed to others only if preceded or accompanied by a prospectus.


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